Prospectus

May 1, 2010

Flexible Payment Variable Annuity

Issued by The Northwestern Mutual Life Insurance Company

and NML Variable Annuity Account B

This prospectus describes an individual flexible payment variable annuity contract (the “Contract”) for:

Individual Retirement Annuities (“IRAs”)	457 Deferred Compensation Plan Annuities
Roth IRAs	Tax Deferred Annuities
Simple IRAs	Non-Transferable Annuities
Simplified Employee Pension Plan IRAs	Non-Tax Qualified Annuities

The Contract provides for accumulation of Contract Value on a variable and/or a fixed basis and a payment of annuity benefits on a fixed or variable basis. Net Purchase Payments may be invested, pursuant to the Contract, in the following variable and fixed options:

Variable Options

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	International Growth Portfolio
Focused Appreciation Portfolio	Research International Core Portfolio
Large Cap Core Stock Portfolio	International Equity Portfolio
Large Cap Blend Portfolio	Emerging Markets Equity Portfolio
Index 500 Stock Portfolio	Money Market Portfolio
Large Company Value Portfolio	Short-Term Bond Portfolio
Domestic Equity Portfolio	Select Bond Portfolio
Equity Income Portfolio	Long-Term U.S. Government Bond Portfolio
Mid Cap Growth Stock Portfolio	Inflation Protection Portfolio
Index 400 Stock Portfolio	High Yield Bond Portfolio
Mid Cap Value Portfolio	Multi-Sector Bond Portfolio
Small Cap Growth Stock Portfolio	Balanced Portfolio
Index 600 Stock Portfolio	Asset Allocation Portfolio
Small Cap Value Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio
VIP Contrafund® Portfolio

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio

Russell Investment Funds	Russell Investment Funds LifePoints® Variable Target Portfolio Series
Multi-Style Equity Fund
Aggressive Equity Fund	Moderate Strategy Fund
Real Estate Securities Fund	Balanced Strategy Fund
Non-U.S. Fund	Growth Strategy Fund
Core Bond Fund	Equity Growth Strategy Fund

Fixed Options

Guaranteed Interest Fund 1	Guaranteed Interest Fund 8

The Contract (including the fixed options) and the variable options are not guaranteed to achieve their goals, are not bank deposits, are not federally insured, and are not endorsed by any bank or government agency. All contractual guarantees are contingent upon the claims-paying ability of the Company.

Please read carefully this prospectus and the accompanying prospectuses for the variable options and keep them for future reference. These prospectuses provide information that you should know before investing in the Contract. No person is authorized to make any representation in connection with the offering of the Contract other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense. The Contract may not be available in all states and is only offered where it can be lawfully sold.

More information about the Contract and NML Variable Annuity Account B (the “Separate Account”) is included in a Statement of Additional Information (“SAI”), dated May 1, 2010, which is incorporated by reference in this prospectus and available free of charge from The Northwestern Mutual Life Insurance Company. The table of contents for the SAI is at the end of this prospectus. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, WI 53202. Information about the Separate Account (including the SAI) is available on the SEC’s internet site at http://www.sec.gov, or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102. This information can also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room’s operation, call the SEC at 1-202-551-8090.

Contents of this Prospectus

Contents of this Prospectus

This prospectus describes only the Separate Account and the variable provisions of the Contracts, except where there are specific references to the fixed provisions.

Glossary of Special Terms

Unless otherwise specified in this prospectus, the words “Northwestern Mutual,” “we,” “us,” “our,” and “Company” mean The Northwestern Mutual Life Insurance Company. The words “you” and “your,” unless otherwise specified, mean the Owner. We use a number of special terms in this prospectus, including the following:

Accumulation Unit—An accounting unit of measure representing the Contract Value, before the date on which Annuity Payments begin, in one or more Divisions of the Separate Account. The related term “Accumulation Unit Value” means the value of a particular Accumulation Unit at a particular time and is analogous to, but not the same as, the share price of a mutual fund.

Annuitant—The person upon whose life the Contract is issued and Contract benefits depend. The Primary Annuitant is the person upon whose life the Contract is initially issued. The Contingent Annuitant is the person who becomes the Annuitant upon the death of the Primary Annuitant.

Annuity Payments—Money we pay pursuant to the terms of the Contract. Payments may be paid under one or more of the following three methods: (1) a Variable Income Plan; (2) a Fixed Income Plan; or (3) in cash.

Annuity Unit—An accounting unit of measure representing the actuarial value of a Variable Income Plan’s interest in a Division of the Separate Account after Annuity Payments begin.

Beneficiary—A person who receives payments under the Contract upon the death of the Annuitant before the Maturity Date provided that the Annuitant was an Owner of the Contract at the time of death.

Contract—The agreement between you and us described in this variable annuity prospectus. During the Accumulation Period of the Contract, you may invest and any earnings on your investment will accumulate on a tax-deferred basis. During the Annuitization Period, you receive periodic payments based largely on the amounts you accumulate, all or a portion of which will be taxable as ordinary income.

Contract Value—The value of your Contract on any Valuation Date is the sum of: (1) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (2) the sum of your amounts allocated to any Guaranteed Account, plus credited interest; less (3) any withdrawals from any Guaranteed Account and any applicable Market Value Adjustment or charges under the Contract deducted from any Guaranteed Account.

Division—A sub-account of the Separate Account, the assets of which are invested exclusively in the shares of one of the Portfolios of the underlying Funds.

Fund—A Fund is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company or as a unit investment trust, or is not required to be registered under the 1940 Act. A Fund is available as an investment option under the Contract. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

General Account—All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

Guaranteed Account—A fixed investment option under the Contract, supported by the assets held in the Company’s General Account, that has a term of a specified duration (called a “Guaranteed Period”).

Market Value Adjustment—An amount that may be credited (or charged) upon a withdrawal from a multi-year Guaranteed Account before the end of a Guaranteed Period.

Maturity Date—The date, stated on the specifications page of the Contract, on which Purchase Payments cease and Annuity Payments become payable.

Owner—The person with the sole right to exercise all rights and privileges under the Contract, except as the Contract otherwise provides.

Portfolio—A series of a Fund available for investment under the Contract which corresponds to a particular Division of the Separate Account.

Purchase Payments—Money you give us to apply to your Contract. The related term “Net Purchase Payment” refers to Purchase Payments after all applicable deductions.

Required Minimum Distribution (“RMD”)—A minimum amount that federal tax law requires be withdrawn from an annuity each year.

Separate Account—The account the Company has established pursuant to Wisconsin law for those assets, although belonging to the Company, that are reserved for you and other owners of variable annuity contracts supported by the Separate Account.

Valuation Date—Any day on which the New York Stock Exchange (“NYSE”) is open for trading and any other day we are required under the 1940 Act to value assets of a Division of the Separate Account.

This prospectus describes two versions of the Select Variable Annuity contract: a front-load version (in which a sales charge is assessed when purchase payments are made) and a back-load version (in which a sales charge is assessed if and when amounts are withdrawn).

Account B Prospectus

Fee and Expense Tables

Contract Fees and Expenses

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. On the left side of the tables below we show the fees and expenses you will pay at the time that you buy, surrender, or withdraw from the Contract. On the right side of these tables we show the fees and expenses that you will pay daily and periodically during the time that you own the Contract, not including the annual operating expenses of the Portfolios (the range of which is shown in the table that follows). These tables do not include any charge for state premium tax deductions, which we do not charge for at present, but we reserve the right to do so. These tables do not include any withdrawal charges that may apply upon withdrawals from a Guaranteed Interest Fund 8. (See “Fixed Options”)

Front-Load Contract

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments, unless noted)
Maximum Sales Load	4.5%
Withdrawal Charge	None
Transfer Fee	None
Expedited Delivery Charge[2]	$17

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees [1]	0.75%
Other Expenses	None

Total Maximum Separate Account Annual Expenses[1]	0.75%
Current Mortality and Expense Risk Fees[1]	0.50%
Other Expenses	None

Total Current Separate Account Annual Expenses[1]	0.50%

Annual Contract Fee[3]
$30; waived if the Contract Value equals or exceeds $25,000

Annual Charge for Optional Enhanced Death Benefit (EDB)
Maximum Charge (as a percentage of the entire benefit) [4]	0.40%

Back-Load Contract

Transaction Expenses for Contract Owners (as a percentage of Purchase Payments, unless noted)
Sales Load	None
Maximum Withdrawal Charge for Sales Expenses	6%
Transfer Fee	None
Expedited Delivery Charge[2]	$17

Annual Expenses of the Separate Account (as a percentage of average daily Contract value)
Maximum Mortality and Expense Risk Fees[1]	1.50%
Other Expenses	None

Total Maximum Separate Account Annual Expenses[1]	1.50%
Current Mortality and Expense Risk Fees[1]	1.25%
Other Expenses	None

Total Current Separate Account Annual Expenses[1]	1.25%

Annual Contract Fee[3]
$30; waived if the Contract Value equals or exceeds $25,000

Annual Charge for Optional Enhanced Death Benefit (EDB)
Maximum Charge (as a percentage of the entire benefit)[4]	0.40%

1	We reserve the right to increase the current mortality and expense risk charges to the maximum annual rate shown, though for Contracts purchased before April 30, 2008, we will not increase the current mortality and expense risk charges before May 1, 2012. Thereafter, we reserve the right to increase the mortality and expense risk fees to a maximum annual rate of 0.75% for the front-load Contract, 1.50% for the back-load Contract Class B Accumulation Units and 0.75% for back-load Contract Class A Accumulation Units. Under the back-load Contract, we convert Class B Accumulation Units to Class A Accumulation Units on a Contract Anniversary if the Contract Value is at least $25,000 and the Class B Accumulation Units are no longer subject to a withdrawal charge. For further information on Class B and Class A Accumulation Units, see “Mortality Rate and Expense Risk Charges—Reduction of Charges.”
2	For express mail delivery with signature required; the express mail delivery charge without signature is $15. We also charge $15 for wire transfers in connection with withdrawals.
3	We are currently waiving the Annual Contract Fee if Purchase Payments less withdrawals equal or exceed $25,000. We reserve the right to change this practice in the future.
4	The maximum charge is for issue age (i.e., the age nearest the Primary Annuitant’s birthday at the time the application is approved) 56-65. The charge is 0.10% for issue age 45 or less and 0.20% for issue age 46-55. The “entire” enhanced death benefit on any Valuation Date equals the greatest of (i) the Contract Value on that Valuation Date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the highest Contract Value on any Contract anniversary date prior to the Primary Annuitant's 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract Value withdrawn since that Contract anniversary. The EDB is available only at the time the Contract is issued. At the time of issue, the value of the EDB would be equal to the greater of the Initial Purchase Payment or the Contract Value.

Account B Prospectus

Annual Portfolio Operating Expenses

The table below shows the minimum and maximum total operating expenses of the Portfolios that you may pay periodically during the time that you own the Contract. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2009. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.21%	1.71%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.21%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2009. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio operating expenses would have ranged from a minimum of 0.04% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Contract. Portfolio operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2009, except as otherwise set forth in the notes to the table. The Russell Investment Funds LifePoints® Variable Target Portfolio Series are funds of funds and because of their two-tiered structure, may have fees that are higher than other funds. The Portfolio expenses used to prepare the table were provided to the Company by the Portfolios. The Company has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2009. Current or future expenses may be higher or lower than those shown, especially in periods of market volatility.

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	0.43%	0.00%	0.02%	0.00%	0.45%	0.00%		0.45%
Focused Appreciation Portfolio(1)	0.78%	0.00%	0.02%	0.00%	0.80%	0.00%		0.80%
Large Cap Core Stock Portfolio	0.44%	0.00%	0.02%	0.00%	0.46%	0.00%		0.46%
Large Cap Blend Portfolio(1)	0.77%	0.00%	0.09%	0.00%	0.86%	(0.01%	)	0.85%
Index 500 Stock Portfolio	0.20%	0.00%	0.01%	0.00%	0.21%	0.00%		0.21%
Large Company Value Portfolio(1)	0.72%	0.00%	0.10%	0.00%	0.82%	(0.02%	)	0.80%
Domestic Equity Portfolio(1)	0.57%	0.00%	0.02%	0.00%	0.59%	0.00%		0.59%
Equity Income Portfolio(1)	0.65%	0.00%	0.03%	0.00%	0.68%	0.00%		0.68%
Mid Cap Growth Stock Portfolio	0.53%	0.00%	0.01%	0.00%	0.54%	0.00%		0.54%
Index 400 Stock Portfolio	0.25%	0.00%	0.03%	0.00%	0.28%	0.00%		0.28%
Mid Cap Value Portfolio(1)	0.85%	0.00%	0.11%	0.00%	0.96%	0.00%		0.96%
Small Cap Growth Stock Portfolio	0.58%	0.00%	0.03%	0.01%	0.62%	0.00%		0.62%
Index 600 Stock Portfolio(1)	0.25%	0.00%	0.23%	0.00%	0.48%	(0.13%	)	0.35%
Small Cap Value Portfolio(1)	0.85%	0.00%	0.02%	0.06%	0.93%	0.00%		0.93%
International Growth Portfolio(1)	0.70%	0.00%	0.16%	0.00%	0.86%	0.00%		0.86%
Research International Core Portfolio(1)	0.88%	0.00%	0.83%	0.00%	1.71%	(0.56%	)	1.15%
International Equity Portfolio(2)	0.66%	0.00%	0.06%	0.00%	0.72%	(0.06%	)	0.66%
Emerging Markets Equity Portfolio(1)	1.14%	0.00%	0.49%	0.00%	1.63%	(0.13%	)	1.50%
Money Market Portfolio(3)	0.30%	0.00%	0.04%	0.00%	0.34%	0.00%		0.34%
Short-Term Bond Portfolio(1)	0.35%	0.00%	0.05%	0.00%	0.40%	0.00%		0.40%
Select Bond Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%		0.30%
Long-Term U.S. Government Bond Portfolio(1)	0.55%	0.00%	0.07%	0.00%	0.62%	0.00%		0.62%
Inflation Protection Portfolio(1)	0.58%	0.00%	0.04%	0.00%	0.62%	0.00%		0.62%
High Yield Bond Portfolio	0.46%	0.00%	0.03%	0.00%	0.49%	0.00%		0.49%
Multi-Sector Bond Portfolio(1)	0.79%	0.00%	0.14%	0.00%	0.93%	0.00%		0.93%
Balanced Portfolio	0.30%	0.00%	0.01%	0.00%	0.31%	0.00%		0.31%
Asset Allocation Portfolio(4)	0.55%	0.00%	0.07%	0.00%	0.62%	(0.05%	)	0.57%

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio (5)	0.56%	0.25%	0.12%	0.00%	0.93%	0.00%		0.93%
VIP Contrafund® Portfolio(5)	0.56%	0.25%	0.11%	0.00%	0.92%	0.00%		0.92%

Account B Prospectus

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees & Expenses	Total Operating Expenses	Fee Waivers & Reimbursements		Total Net Operating Expenses
Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio(6)	0.85%	0.00%	0.30%	0.00%	1.15%	0.00%		1.15%
Russell Investment Funds
Multi-Style Equity Fund	0.73%	0.00%	0.13%	0.01%	0.87%	0.00%		0.87%
Aggressive Equity Fund(7)	0.90%	0.00%	0.23%	0.01%	1.14%	(0.06%	)	1.08%
Real Estate Securities Fund	0.80%	0.00%	0.17%	0.00%	0.97%	0.00%		0.97%
Non-U.S. Fund(7)	0.90%	0.00%	0.22%	0.02%	1.14%	(0.06%	)	1.08%
Core Bond Fund(7)	0.55%	0.00%	0.18%	0.01%	0.74%	(0.07%	)	0.67%
Russell Investment Funds LifePoints® Variable Target Portfolio Series
Moderate Strategy Fund(8)	0.20%	0.00%	0.28%	0.75%	1.23%	(0.38%	)	0.85%
Balanced Strategy Fund(8)	0.20%	0.00%	0.15%	0.87%	1.22%	(0.25%	)	0.97%
Growth Strategy Fund(8)	0.20%	0.00%	0.19%	0.93%	1.32%	(0.29%	)	1.03%
Equity Growth Strategy Fund(8)	0.20%	0.00%	0.38%	1.00%	1.58%	(0.48%	)	1.10%

(1)	Northwestern Mutual Series Fund, Inc.’s investment adviser, Mason Street Advisors, LLC (“MSA”) has contractually agreed to waive the management fee and absorb certain other operating expenses of the below portfolios to the extent necessary so that Total Operating Expenses for such portfolios will not exceed the following annual rates of each portfolio’s respective average net assets. These fee waivers may be terminated at any time after April 30, 2011.

Portfolio	Expense Limitation
Focused Appreciation	0.90%
Large Cap Blend	0.85%
Large Company Value	0.80%
Domestic Equity	0.75%
Equity Income	0.75%
Mid Cap Value	1.00%
Index 600 Stock	0.35%
Small Cap Value	1.00%
International Growth	1.10%
Research International Core	1.15%
Emerging Markets Equity	1.50%
Short-Term Bond	0.45%
Long-Term U.S. Government Bond	0.65%
Inflation Protection	0.65%
Multi-Sector Bond	0.95%

(2)	International Equity Portfolio—MSA has agreed to waive its management fee such that its management fee is 0.80% of the portfolio’s first $50 million of assets, 0.60% on portfolio assets from $50 million to $1 billion, 0.58% of assets from $1 billion to $1.5 billion and 0.51% on portfolio assets in excess of $1.5 billion. The fee waiver agreement may be terminated at any time after April 30, 2011.
(3)	Money Market Portfolio—MSA has voluntarily agreed to waive all of its management fee on a temporary basis. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.
(4)	Asset Allocation Portfolio—MSA has contractually agreed to waive its management fee such that its management fee is 0.55% on the portfolio’s first $100 million of assets, 0.45% on portfolio assets from $100 million to $250 million and 0.35% on portfolio assets in excess of $250 million. In addition, MSA has contractually agreed to waive the management fee and absorb certain other operating expenses of the portfolio to the extent necessary so that Total Operating Expenses for the portfolio will not exceed an annual rate of 0.75% of the portfolio’s average net assets. These fee waiver agreements may be terminated at any time after April 30, 2011.
(5)	Fidelity Management & Research Company, the adviser to the Fidelity Variable Insurance Products portfolios, has voluntarily agreed to reimburse Service Class 2 of the portfolios to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses and acquired fund fees and expenses, if any) exceed 1.10% of each class’ average net assets in the respective portfolio. These arrangements may be discontinued at any time.
(6)	Neuberger Berman Management LLC (“NBM”), the portfolio’s adviser, has contractually undertaken to limit the Portfolio’s expenses through December 31, 2013 by waiving fees and/or reimbursing certain expenses of the Portfolio so that its total operating expenses (including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions, and transaction costs), in the aggregate, are limited to 1.30% per annum of the Portfolio’s average daily net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years.
(7)	Russell Investment Management Company (“RIMCo”) has contractually agreed, until April 30, 2011, to waive 0.06% of its advisory fee on the Aggressive Equity Fund and Non-U.S. Fund and 0.07% of its advisory fee on the Core Bond Fund. These waivers may not be terminated during the relevant period except with Board approval.
(8)	For each of the Russell Investment Funds LifePoints Variable Target Portfolio Series funds individually, RIMCo has contractually agreed, until April 30, 2011, to waive up to the full amount of its 0.20% advisory fee and then to reimburse each fund for other direct fund-level expenses to the extent that direct fund-level expenses exceed 0.10% of the average daily net assets of the fund on an annual basis. Direct fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the funds invest, including the underlying funds, which are borne indirectly by the funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

Account B Prospectus

The following Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, Contract fees, Separate Account annual expenses, and the fees and expenses of the underlying Portfolios. The Examples assume that you invest $10,000 in the Contract for the time periods indicated and that your investment has a 5% return each year. The Examples reflect the maximum as well as the minimum fees and expenses of the underlying Portfolios as set forth in the Range of Total Annual Portfolio Operating Expenses table. Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

EXAMPLES

Back-Load Contract With the Enhanced Death Benefit—(assuming the maximum EDB charge (i.e., at issue age 56-65) and surrender or annuitization, just before the end of each time period, to a Fixed Income Plan with a certain period of less than 12 years; i.e., where a withdrawal charge would apply)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$919	$1,687	$2,276	$3,936
Minimum Total Annual Portfolio Operating Expenses	$825	$1,295	$1,592	$2,558

Back-Load Contract With the Enhanced Death Benefit—(assuming the maximum EDB charge (i.e., at issue age 56-65) and assuming no surrender, no annuitization, or assuming an annuitization to a Variable Income Plan; i.e., where a withdrawal charge would not apply)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$319	$1,087	$1,876	$3,936
Minimum Total Annual Portfolio Operating Expenses	$225	$695	$1,192	$2,558

Back-Load Contract Without the Enhanced Death Benefit—(assuming a surrender or annuitization, just before the end of each time period, to a Fixed Income Plan with a certain period of less than 12 years; i.e., where a withdrawal charge would apply)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$878	$1,567	$2,080	$3,568
Minimum Total Annual Portfolio Operating Expenses	$784	$1,170	$1,381	$2,129

Back-Load Contract Without the Enhanced Death Benefit—(assuming no surrender, no annuitization, or assuming an annuitization to a Variable Income Plan; i.e., where a withdrawal charge would not apply)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$278	$967	$1,680	$3,568
Minimum Total Annual Portfolio Operating Expenses	$184	$570	$981	$2,129

Front-Load Contract With the Enhanced Death Benefit—(assuming the maximum EDB charge; i.e., at issue age 56-65)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$675	$1,252	$1,853	$3,473
Minimum Total Annual Portfolio Operating Expenses	$584	$868	$1,172	$2,033

Front-Load Contract Without the Enhanced Death Benefit

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$635	$1,134	$1,658	$3,090
Minimum Total Annual Portfolio Operating Expenses	$545	$745	$962	$1,586

The sales load for a front-load Contract depends on the amount of cumulative Purchase Payments. For the back-load Contract, the mortality and expense risk charge and the withdrawal charge depend on the length of time amounts have been held under the Contract and the size of the amounts held. (See “Mortality Rate and Expense Risk Charges—Reduction of the Charges” and “Withdrawal Charges—Withdrawal Charge Rates.”) We reserve the right to increase the current mortality and expense risk charges to the maximum annual rate shown, though for Contracts purchased before April 30, 2008, we will not increase the current mortality and expense risk charges before May 1, 2012. Thereafter, we reserve the right to increase the mortality and expense risk charges to a maximum annual rate of 0.75% for the front-load Contract and 1.50% for the back-load Contract. The expense numbers shown in the tables reflect the withdrawal charge and the maximum mortality and expense risk charges. The Contracts may provide for charges for transfers between the Divisions of the Separate Account and for premium taxes, but we are not presently assessing such charges. The charge for the EDB above was determined by multiplying the maximum EDB percentage charge (0.40%) by the entire EDB. The EDB amounts assumed for purposes of this example are equal to the Contract Value at each anniversary. Such hypothetical amounts are for illustrative purposes only. The $30 annual Contract fee is reflected as 0.01%for the front-load Contract and 0.10% for the back-load Contract based on the annual Contract fees collected divided by the average assets attributable to the Contracts for the fiscal year ended December 31, 2009.

Please remember that the examples are simply illustrations and do not represent past or future expenses. Your actual expenses may be higher or lower than those shown in the examples. Similarly, your rate of return may be more or less than the 5% assumed in the examples.

Account B Prospectus

Condensed Financial Information

The value of an Accumulation Unit is determined on the basis of changes in the per share value of the underlying Portfolios and the assessment of Separate Account charges, which may vary from contract to contract. (For more information on the calculation of underlying account values, see “Application of Purchase Payments.”) Please refer to Appendix B of this prospectus for information regarding the historical Accumulation Unit Values.

Financial statements of the Separate Account and the financial statements of Northwestern Mutual appear in the Statement of Additional Information (“SAI”). The financial statements of the Company should only be considered with respect to the Company’s ability to meet its obligations under the Contract and not with respect to the Contract Value held in the Separate Account, which is principally derived from the investment performance of the Portfolios. The SAI is available free of charge at www.northwesternmutual.com. To receive a copy of the SAI, send a written request to Northwestern Mutual, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, WI 53202, or use the coupon provided at the back of this Prospectus. Semiannually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions in which you invest. We will also send you periodic statements showing the value of your Contract and transactions under the Contract since the last statement. You should promptly review these statements and any confirmations of individual transactions that you receive to verify the accuracy of the information, and should promptly notify us of any discrepancies.

The Company

The Northwestern Mutual Life Insurance Company, or through its subsidiaries and affiliates, offers insurance products, investment products, and advisory services which are designed to address clients’ needs for financial security and protection, wealth accumulation and distribution, and estate preservation. Organized by a special act of the Wisconsin Legislature in 1857, the Company is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The Company’s total assets exceeded $166.7 billion as of December 31, 2009. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

In addition to your fixed account allocations, General Account assets are used to guarantee the payment of certain benefits under the Contracts, including death benefits. To the extent that we are required to pay you amounts in addition to your Contract Value under these benefits, such amounts will come from General Account assets. Thus, Contract Owners must look to the strength of the Company and its General Account with regard to insurance contract guarantees. You should also be aware that the General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the Separate Account on February 14, 1968 by action of our Board of Trustees in accordance with the provisions of the Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the 1940 Act.

You may allocate the money you invest under your Contract among the variable and fixed options (if available in your state) described elsewhere in this prospectus. Each variable option is a Division of the Separate Account, which corresponds to one of the Portfolios of the Funds also described elsewhere in this prospectus. Under Wisconsin law, the investment operations of the Separate Account are kept separate from our other operations. The values for your Contract supported by the Separate Account will not be affected by income, gains, or losses from the rest of our business. The income, gains or losses, realized or unrealized, for the assets we place in the Separate Account for your Contract will determine the value of your Contract benefits supported by the Separate Account, and will not affect the rest of our business. The assets in the Separate Account are reserved for you and other owners of variable annuity contracts, although the assets belong to us and we do not hold the assets as a trustee. While we and our creditors cannot reach the assets of the Separate Account to satisfy other obligations until our obligations under your Contract have been satisfied, all of our assets (except those we hold in certain other separate accounts) are available to satisfy our

Account B Prospectus

obligations under your Contract. The obligations under the variable annuity contracts are obligations of the Company as depositor.

When permitted by law and subject to any required regulatory approvals or votes by Contract Owners, we reserve the right to:

•

Operate the Separate Account or a Division as either a unit investment trust or a management company under the 1940 Act, or in any other form allowed by law, if deemed by the Company to be in the best interest of Contract Owners.

•	Invest current and future assets of a Division in securities of another Fund as a substitute for shares of a Fund already purchased or to be purchased.

•	Register or deregister the Separate Account under the 1940 Act or change its classification under that Act.

•	Create new separate accounts.

•	Combine the Separate Account with any other separate account.

•	Transfer the assets and liabilities of the Separate Account to another separate account.

•

Transfer cash from time to time between the Company’s general account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Contracts, including but not limited to transfers for the deduction of charges and in support of payment options.

•	Transfer assets of the Separate Account in excess of reserve requirements applicable to Contracts supported by the Separate Account to the Company’s General Account.

•	Add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account.

•	Terminate and/or liquidate the Separate Account.

•	Restrict or eliminate any voting rights of Contract Owners or other persons who have voting rights as to the Separate Account.

•

Make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Contract and take other actions to carry out what we have done.

The Investment Options

The Contract offers a variety of variable and fixed investment options selected by the Company, but it does not endorse or recommend a particular option nor does it provide asset allocation or investment advice. You are responsible for choosing your investment options and the amounts you allocate to each based on your individual situation and your personal savings goals and risk tolerances. After your initial investment decision, you should monitor your investments and periodically review the options you select and the amount allocated to each option to ensure your decisions continue to be appropriate. The amounts invested in the variable options are not guaranteed, and because both your principal and any return on your investment are subject to market risk, you can lose your money. The amounts invested in the fixed options earn interest for a specified period at a rate we declare from time to time; the principal and interest rate are guaranteed by the Company and are subject to the claims-paying ability of the Company.

Variable Options

The assets of each Division of the Separate Account are invested in a corresponding Portfolio that is a series of one of the following mutual fund families: Northwestern Mutual Series Fund, Inc; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Contract may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Contract. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

You may choose to allocate the Accumulation Value of your Contract among the Divisions of the Separate Account and you may, subject to certain conditions, transfer values from one Division to another. Amounts you allocate among the Divisions may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the corresponding Portfolio. The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest.

Northwestern Mutual Series Fund, Inc.    The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA

Account B Prospectus

will provide services and bear certain expenses of the Portfolios. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Janus Capital Management LLC, American Century Investment Management, Inc., Massachusetts Financial Services Company, and Pacific Investment Management Company LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Templeton Investment Counsel, LLC has appointed Franklin Templeton Investments (Asia) Limited as an additional sub-adviser for the International Equity Portfolio. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Large Cap Blend Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s (S&P) 500® Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P® MidCap 400 Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 600 Stock Portfolio	Investment results that approximate the performance of the S&P® SmallCap 600 Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC and Franklin Templeton Investments (Asia) Limited
Emerging Markets Equity Portfolio	Capital appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital*	N/A
Short-Term Bond Portfolio	Provide as high a level of current income as is consistent with prudent investment risk	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company, LLC

Account B Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation**	N/A
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company, LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

*	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
**	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products    The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	Fidelity Management & Research Company, Inc. and Fidelity Research & Analysis Company
VIP Contrafund® Portfolio	Long-term capital appreciation	Fidelity Management & Research Company, Inc. and Fidelity Research & Analysis Company

Neuberger Berman Advisers Management Trust    The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital	Neuberger Berman, LLC

Russell Investment Funds    The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	High current income and moderate long term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long term capital appreciation

Account B Prospectus

Payments We Receive    We select the Portfolios offered through this Contract based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-advisers’ reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of Contract Value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Contract Value of your Contract resulting from the performance of the Portfolio you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Contracts and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease the Portfolio’s investment return.

Additionally, an investment adviser of a Portfolio or its affiliates may provide the Company with wholesaling services that assist in the distribution of the Contracts and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

Transfers Between Divisions    Subject to the short term and excessive trading limitations described below and any frequent trading policies adopted by the Funds that are described in their prospectuses, you may change the allocation of Purchase Payments among the Divisions and transfer values from one Division to another both before and after Annuity Payments begin. In order to take full advantage of these features you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries” for more information on how you may change the allocation of Accumulation or Annuity Units among the Divisions. Subject to our requirements and availability, your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of Accumulation Value of your Contract among the available investment options, subject to our rules, including the restrictions on short term and excessive trading discussed below.

We will make the transfer based upon the next valuation of Accumulation or Annuity Units in the affected Divisions after our receipt of your request for transfer at our Home Office, provided it is in good order. If we receive your request for transfer before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. We will adjust the number of such units to be credited to reflect the respective value of the units in each of the Divisions. The minimum amount of Accumulation Units which may be transferred is the lesser of $100 or the entire value of the Accumulation Units in the Division from which the transfer is being made. There is no minimum transfer amount for Annuity Units.

Before the Maturity Date, you may transfer amounts which you have invested in a Guaranteed Account to any Division of the Separate Account, and you may transfer the value of Accumulation Units in any Division of the Separate Account to a Guaranteed Account for investment on a fixed basis, subject to the restrictions described in the Contract. (See “The Guaranteed Accounts.”)

Short Term and Excessive Trading    Short term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Contract (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

Account B Prospectus

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Contract Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among Divisions under a single Contract during a Contract year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Contract anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Contract anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in future allocations. Once a Contract is restricted, we will allow one additional transfer into the Money Market Division until the next Contract anniversary.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Contract Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. Such policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio(s). In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in an investment option until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted investment option, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Contract Owners. We may be unable to monitor trading activity by individual participants in omnibus accounts established under group annuity contracts.

Fixed Options

During the Accumulation phase of your Contract, you may invest on a fixed basis in the following guaranteed accounts of different durations (“Guaranteed Accounts”), provided they are available in your state and under your Contract: the Guaranteed Interest Fund 1 (“GIF 1”) (formerly referred to as the “Guaranteed Interest Fund”) and the Guaranteed Interest Fund 8 (“GIF 8”). Your ability to make investments in a Guaranteed Account may be limited by state law. Currently, neither GIF 1 nor GIF 8 is available in Contracts subject to New York or Oregon law. For Contracts subject to Vermont and Maryland law, no investments may be applied to GIF 8 after the first Contract anniversary. To find out if a Guaranteed Account is available in your state, or for the current interest rate, please contact your Northwestern Mutual Financial Representative or call 1-888-455-2232.

Except where noted above, GIF 1 is available for investment under both front-load and back-load Contracts. GIF 8 is only available under back-load Contracts. Guaranteed Accounts are not available after annuitization. We reserve the right to discontinue offering all Guaranteed Accounts or a Guaranteed Account of a particular duration. We also reserve the right to

Account B Prospectus

offer additional multi-year Guaranteed Accounts from time to time. The effective date of an investment in a Guaranteed Account is determined in the same manner that the effective date for an investment in the Divisions of the Separate Account is determined.

Interest is credited and compounded daily on amounts you invest in a Guaranteed Account at a rate that we declare (“Declared Rate”), in our discretion, for a guaranteed period that we specify (“Guaranteed Period”). The Declared Rate will not be less than a minimum guaranteed annual effective rate of 1% (or a higher rate if required by applicable state law). We also guarantee that the cash value of your investment in the Guaranteed Accounts will not be less than a minimum amount determined by a formula that complies with applicable state insurance nonforfeiture law. For GIF 1, the Declared Rate will be effective for a Guaranteed Period equal to the shorter of the following two periods: (i) the twelve month period measured from the end of the month of the investment’s effective date, or (ii) the period remaining until the Maturity Date of the Contract. For GIF 8, the Declared Rate will be effective for a Guaranteed Period ending eight years from the effective date; provided, however, an investment in GIF 8 is not permitted if the Guaranteed Period would extend beyond the Maturity Date of the Contract.

Upon expiration of a Guaranteed Period for GIF 1, we will apply a new Declared Rate for a new one-year Guaranteed Period. Upon expiration of a Guaranteed Period for GIF 8, any amounts remaining in that Guaranteed Account will be transferred to the Money Market Division of the Separate Account unless you otherwise instruct us to allocate the amounts to a Division(s) of the Separate Account or a new Guaranteed Period for either GIF 1 or GIF 8.

Moving into a Guaranteed Account    You may make an initial investment in a Guaranteed Account by applying all or part of a Net Purchase Payment or an amount transferred from Divisions of the Separate Account or another Guaranteed Account. Subject to the limitations described below, you may make additional investments in GIF 1 at any time prior to the Maturity Date of the Contract. No additional transfers may be made into a GIF 1 for 90 days following a transfer out of a GIF 1. Additional investments in GIF 8 are not permitted without our consent. Currently, we permit additional investments in GIF 8 that represent proceeds from Internal Revenue Code Section 1035 exchanges or rollovers, provided (i) you inform us at the time of your initial investment in the Contract, and (ii) that such proceeds are received by us within 90 days (or whatever period that may be required under applicable state law) thereafter. Interest will accrue on those proceeds from the date of receipt, but they will be treated for all other purposes the same as your initial investment. Subject to this limited exception, if you direct us to make additional investments in GIF 8, they will be invested in the Money Market Division.

Moving out of a Guaranteed Account     Transfers from Guaranteed Accounts are subject to certain limits. No transfers from GIF 8 are permitted during the first four years following the start of a Guaranteed Period. After a transfer is made from a Guaranteed Account, no additional transfers may be made from that Guaranteed Account for a period of 365 days. Additionally, the maximum amount of Accumulation Value that may be transferred from a Guaranteed Account in a single transfer may not be more than the greater of (i) 25% of the Accumulation Value of the Guaranteed Account on the preceding Contract anniversary date, or (ii) the amount of the most recent transfer from that Guaranteed Account. (For Contracts issued prior to March 31, 2000, the percentage limit by the terms of the Contract is 20%, but our current practice, which we may change without notice to you, is to permit up to 25%.) In no event may the amount of a single transfer from a Guaranteed Account be less than $1,000, nor greater than $50,000. (The $50,000 limit does not apply to contracts subject to New York law.) These limitations on individual transfers do not apply to transfers from GIF 8 at the end of a Guaranteed Period. These transfer limitations can be illustrated as follows:

Amount of initial deposit into a GIF 1	Maximum amount you can transfer annually	Total number of years until initial deposit can be transferred completely
$100,000	$25,000	4 years
$500,000	$50,000	10 years
$1,000,000	$50,000	20 years

Withdrawal Charge    Maturity benefits and withdrawals under a back-load Contract are subject to the withdrawal charge described under “Deductions—Withdrawal Charges.” Because the withdrawal charge will affect the amount available for withdrawal, you should carefully consider its effect before investing in, and making a withdrawal from, the Contract.

The withdrawal charge applicable to withdrawals from GIF 8 during the first four years of a Guaranteed Period differs from that which is applicable to other withdrawals in several respects. First, the charge applies to withdrawals from GIF 8 during the first four years of each and every Guaranteed Period. Second, during those four years it applies to the Accumulation Value, rather than to Net Purchase Payments. During the first three years of a Guaranteed Period, the withdrawal charge equals 6% of the amount of the Accumulation Value withdrawn. During the fourth year, the charge equals 5% of the amount of the Accumulation Value withdrawn. Net Purchase Payments that are subject to the withdrawal charge are reduced by an amount equal to that portion of the Accumulation Value withdrawn from GIF 8 during the first four years, beginning with the highest withdrawal charge category and rate.

Market Value Adjustment (GIF 8 Only)    Transfers and withdrawals (but not payments of Contract fees or payments due to the death of the Primary Annuitant) made from GIF 8 prior to the end of a Guaranteed Period will be charged or credited with a market value adjustment (“MVA”). No MVA will apply if you do not transfer or withdraw amounts from GIF 8 before the end of a Guaranteed Period. The amount of the MVA will depend upon the difference, if any, between the seven-year Constant Maturity Treasury interest rate in effect on the second-to-last business day of the month preceding the

Account B Prospectus

start of the Guaranteed Period and an interest rate, in effect on the second-to-last business day of the month preceding the date of the transfer or withdrawal, equal to the Constant Maturity Treasury interest rate for the period closest to the time remaining in the Guaranteed Period (but not less than one year). If the rate in effect at that time exceeds the seven-year rate preceding the start of the Guaranteed Period, the MVA will be negative and decrease the amount available for transfer or withdrawal from GIF 8. If the opposite is true, the MVA will be positive and increase such amount. The MVA formula may differ for Contracts subject to Texas or Alabama state law; read your contract for specific details.

In no event will the MVA increase or decrease the amount transferred or withdrawn by more than a proportionate allocation of the excess, if any, of the interest credited to GIF 8 since the beginning of the Guaranteed Period in which such amount is transferred or withdrawn to the date of transfer or withdrawal, over the interest that would have been credited if the Declared Rate had equaled the Nonforfeiture Rate during that same time period. The Nonforfeiture Rate is a rate defined in the Contract and is based on the five-year Constant Maturity Treasury interest rate on the second-to-last business day of the month preceding the start of the Guaranteed Period during which the transfer or withdrawal is made. In general, the longer the period remaining to the end of the Guaranteed Period at the time of a transfer or withdrawal, the larger the MVA. Because a negative MVA can reduce credited interest in excess of the minimum interest rate required to be credited under applicable state law, you should carefully consider its effect before making a transfer or withdrawal from GIF 8 prior to the end of a Guaranteed Period.

To calculate the MVA for your contract, use the following formula:

A x [(1+B)n / (1+C)n -1] where;

A	=	the Account Value being withdrawn or transferred from GIF 8;
B	=	the 7-year Constant Maturity Treasury Rate reported by the Federal Reserve as of the second-to-last Valuation Date of the month preceding the month in which the declared interest rate first became effective;
C	=	the Constant Maturity Treasury Rate reported by the Federal Reserve as of the second-to-last Valuation Date of the month preceding the month of the withdrawal or transfer for the duration nearest the time remaining in the Guaranteed Period but not less than one year; and
n	=	the number of years, including fractional years, remaining in the Guaranteed Period.

In the determination of the Market Value Adjustment, a period whose length is exactly half-way between periods for which a Constant Maturity Treasury Rate is reported will be considered to be nearer to the shorter duration, but not less than one year.

Set forth below are two examples showing the application of the market value adjustment feature in the case of a withdrawal or transfer from GIF 8 before the end of the Guarantee Period. The first example assumes rising interest rates; the second assumes declining interest rates:

GIF 8 Market Value Adjustment Example

GIF 8 Deposit = $50,000

Guaranteed Interest Rate = 4.5% for 8 years

Market Value Adjustment Calculation assuming 100% withdrawal on the third anniversary from deposit if interest rates increase

Current GIF 8 Account Value = $57,058.31

7-year Constant Maturity Treasury Rate = 4.75% (on the second to last business day preceding the month of deposit)

5-year Constant Maturity Treasury Rate = 5.00% (on the second to last business day preceding the month of withdrawal for the term nearest the period remaining in the guarantee period)

Market Value Adjustment = $57,058.31 x [(1 + 4.75%)5/(1 + 5.00%)[5] -1] = -$676.04

Market Value Adjustment Calculation assuming 100% withdrawal on the third anniversary from deposit if interest rates decrease

Current GIF 8 Account Value = $57,058.31

7-year Constant Maturity Treasury Rate = 4.75% (on the second to last business day preceding the month of deposit

5-year Constant Maturity Treasury Rate = 4.25% (on the second to last business day preceding the month of withdrawal for the term nearest the period remaining in the guarantee period)

Market Value Adjustment = $57,058.31 x [(1 + 4.75%)5/(1 + 4.25%)[5] -1] = +$1,381.49

Note: The market value adjustment will not increase or decrease values by more than the interest credited to GIF 8 since the beginning of the guarantee period in which an amount is withdrawn or transferred out to the date of the withdrawal or transfer over the interest that would have been credited if the interest rate declared by the Company had equaled the Nonforfeiture Rate during the same time period. For the example above, assuming a Nonforfeiture Rate of 3%, the maximum positive or negative market value adjustment would be $57,058.31-$50,000(1.03)3 = $2,421.96.

Account B Prospectus

Additional Information    “Portfolio Rebalancing” may not be used with any Guaranteed Account, and “Automatic Dollar Cost Averaging” and “Interest Sweeps” may not be used with a GIF 8. Withdrawals from GIF 8 during the first four years of a Guaranteed Period may be taken in the form of a Variable Income Plan, except for payments for a specified period. (See Option 1 under “Payment Plans”—Description of Variable Income Plans”.)

Amounts you invest in a Guaranteed Account become part of our General Account, which represents all of our assets other than those held by us in the Separate Account and other separate accounts. The General Account is used to support all of our annuity and insurance obligations and is available to our general creditors. As part of our General Account, however, the Guaranteed Accounts do not bear any mortality rate and expense charges applicable to the Separate Account under the Contract, nor do they bear expenses of the Portfolios in which the Divisions of the Separate Account invest. Other charges under the Contract apply to the Guaranteed Accounts. (See “Deductions.”) For purposes of allocating and deducting the annual Contract fee, we treat GIF 1 the same as Divisions of the Separate Account; no portion of the annual Contract fee will be deducted from GIF 8 unless insufficient value exists in the Divisions and GIF 1.

In reliance on certain exemptions and exclusionary provisions, we have not registered interests in the Guaranteed Accounts under the Securities Act of 1933, nor have we registered the Guaranteed Accounts or the General Account as investment companies under the 1940 Act. Accordingly, interests in a Guaranteed Account are not subject to the same laws as interests in the Divisions of the Separate Account, and the staff of the SEC has not reviewed the disclosure in this prospectus regarding the Guaranteed Accounts.

Preservation+ Strategy    (Back-load Contracts only) Subject to the investment minimums and maximums discussed above, you may elect to allocate all or a portion of your initial Purchase Payment to the Preservation+ Strategy. The Preservation+ Strategy is designed to preserve the principal of the amount that you allocate to the strategy through the crediting of a fixed rate of interest to the portion of that allocation which you invest in GIF 8 for the Guaranteed Period, while permitting you to participate in the stock market by investing in a Division of the Separate Account with potential returns and attendant risk that approximate those of the S&P 500® Index. We use a mathematical formula to determine the part of your total initial Purchase Payment allocated to this strategy that must be invested in GIF 8 to guarantee a return of principal and interest from GIF 8 at the end of the Guaranteed Period equal to your total initial Purchase Payment allocated to the strategy (less any applicable Contract fees charged to GIF 8 during the period). This guarantee is subject to the condition that you make no withdrawals or transfers from GIF 8 during the eight-year Guaranteed Period. The remainder of your initial Purchase Payment that you allocate to the Preservation+ Strategy is invested in the Division of the Separate Account that invests in the Index 500 Stock Portfolio. Under the Preservation+ Strategy, we guarantee the return of the amount you allocate to GIF 8 plus a fixed rate of interest on that amount (less any applicable Contract fees allocated to GIF 8). You assume the risk associated with the amount you invest in the Separate Account. We guarantee the return of your principal amount invested under the strategy. You also assume the risk that your investment in the Preservation+ Strategy may result in the return of only your principal amount invested under the strategy.

The Contract

Generally    The Contract is intended for retirement and long-term savings. The Contract provides for a death benefit during the years when funds are being accumulated and for a variety of income options following retirement. During the years when funds are being paid into your Contract, known as the accumulation phase, the earnings accumulate on a tax-deferred basis. The earnings are taxed as income if you make a withdrawal. The income phase begins when you start receiving Annuity Payments under your Contract. Monthly Annuity Payments begin on the date you select. The amount you accumulate under your Contract, including the results of investment performance, will determine the amount of your monthly Annuity Payments. If, however, the Contract is owned by a non-natural person (e.g., a corporation or a trust), the tax deferral on earnings may be lost. While there are exceptions for certain employee benefit plans, any income on the Contract will generally be treated as ordinary income subject to annual taxation.

If you are purchasing the Contract through a tax-favored arrangement, including IRAs, Roth IRAs, and SIMPLE IRAs, you should carefully consider the costs and benefits of the Contract before purchasing the Contract, since the tax-favored arrangement itself provides for tax-sheltered growth. Certain provisions of the Contract may be different than the general description in this prospectus, and certain riders, options, or funds may not be available because of legal restrictions in your state. You should consult your Contract, as any such state variations will be included in your Contract or in riders or endorsements attached to your Contract.

Free Look    If you return the Contract within ten days after you receive it (or whatever period is required under applicable state law), we will send your money back. There is no charge for our expenses but the amount you receive may be more or less than what you paid, based on actual investment experience following the date we received your purchase payment. In the event applicable state law requires us to return the full amount of your purchase payment, we will do so.

Account B Prospectus

Contract Values    The value of your Contract on any Valuation Date is the sum of the following: (i) the value of your amounts held in the Divisions of the Separate Account on that Valuation Date; and (ii) the sum of your amounts allocated to any Guaranteed Account, plus credited interest; less (iii) any withdrawals from any Guaranteed Account and any applicable MVA or charges under the Contract deducted from any Guaranteed Account. We use the “net investment factor” as a way to calculate the investment performance of a Division from valuation period to valuation period. For each Division, the net investment factor shows the investment performance of the underlying mutual fund Portfolio in which a particular Division invests, including the charges assessed against that Division for a given valuation period. The Portfolios will distribute investment income and realized capital gains to the Divisions, which we will reinvest in additional shares of those same Portfolios. Unrealized capital gains and realized and unrealized capital losses will be reflected by changes in the value of the shares held by the Division. We may surrender your Contract for its Contract Value (i.e., with no withdrawal charge), in accordance with applicable state law, if, before the Maturity Date no Purchase Payments have been received under the Contract for a period of two full years and both the Contract Value and the total Purchase Payments paid (less amounts withdrawn) are each less than $2,000.

Purchase Payments Under the Contract

Frequency and Amount    A Purchase Payment is the money you give us to apply to your Contract. You may make Purchase Payments monthly, quarterly, semiannually, annually, or on any other frequency acceptable to us. For back-load Contracts in non-tax qualified situations, the minimum initial Purchase Payment is $5,000. For all other back-load Contracts, the minimum amount for an initial Purchase Payment is $100, or $25 if payments are made through our Electronic Funds Transfer (“EFT”) Plan. For front-load Contracts, the minimum initial Purchase Payment is $10,000. The minimum amount for each subsequent Purchase Payment for all Contracts is $25, although we may accept lower amounts in certain circumstances. We will accept larger purchase payments than the minimums, but total purchase payments under any Contract may not exceed $5,000,000 without our consent. For all Contracts, Purchase Payments may not exceed the applicable federal income tax limits. (See “Federal Income Taxes.”) You may not make Purchase Payments for back-load Contracts subject to Oregon law after the first Contract anniversary if the Maturity Date is earlier than the Contract anniversary nearest the Annuitant’s 98 th birthday.

In certain situations, we may reduce or waive our minimums. For example, for back-load Contracts in non-tax qualified situations, we may reduce the minimum initial purchase amount from $5,000 to no less than $4,000 provided you elect on your application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $5,000. We may also reduce or waive our $5,000 minimum if your application is submitted as part of a group of applications, including those being paid for through a multiple-contract billing. For front-load Contracts, we may reduce the minimum initial purchase amount from $10,000 to no less than $5,000 provided you elect on your application to make additional subsequent Purchase Payments such that the total Purchase Payments you make on or before the first anniversary date of your Contract equal or exceed $10,000. Also, when initial Purchase Payments representing proceeds from rollovers or annuity exchanges are determined to satisfy the front-load Contract minimum based on values at the time you sign your application, but the amount subsequently received by us is less than the required minimum due to market value fluctuations and sales or administrative fees charged in connection with the rollover or exchange, we may reduce the required minimum by the sum of any such depreciation and fees. We may also choose, in our discretion, to reduce or waive minimum purchase payment requirements in some limited situations.

Guaranteed Account Investment Minimums and Maximums    Guaranteed Accounts are subject to certain investment minimums and maximums in addition to those described above. Amounts that are applied to GIF 8 are subject to an investment minimum of $10,000, unless we consent to a lesser amount. We also limit the maximum amount that may be invested in the Guaranteed Accounts. Without our prior consent, no investment may cause the Accumulation Value of all Guaranteed Accounts (the sum of all applied amounts and credited interest, less fees and any amounts transferred or withdrawn) to exceed a maximum amount we specify in the Contract. For Contracts currently being issued, the maximum amount specified in the Contract is $100,000 ($50,000 for Contracts issued with a guaranteed minimum Declared Rate of 3%). However, our current practice (which we may change at any time without notice to you) is to permit a maximum amount of up to $1 million ($250,000 for Contracts issued in New York and $3 million for the GIF 8 with our prior consent), other than for (i) Contracts issued in New Jersey (where exceptions to the Contract maximum amount are not permitted) and (ii) Contracts issued with a guaranteed minimum Declared Rate of 3%. To the extent that an investment causes these maximum amounts to be exceeded, the excess amount would be invested in the Money Market Division of the Separate Account until you instruct us otherwise. Changes in the investment minimums and maximums will be applied on a prospective basis only and will not affect contract owners invested in the Guaranteed Accounts as of the date of such change. Contract owners who are invested in a Guaranteed Account and whose investment did not meet the new minimum investment requirement or whose investment exceeded the new maximum investment limit may continue to remain invested in the Account and would be able to continue to allocate purchase payments and transfers to that Account.

Application of Purchase Payments    We credit Net Purchase Payments, after deduction of any sales load, to the variable and/or fixed investment options as you direct. The application of Purchase Payments to the Guaranteed Account options are

Account B Prospectus

subject to special rules (see “The Investment Options—Fixed Options.”) We invest those assets allocated to the variable options in shares of those Portfolios that correspond to the applicable Division; the term “Accumulation Units” describes the value of this interest in the Separate Account. For the back-load Contracts, there are two types of Accumulation Units: “Class A” and “Class B.” We credit Class B Accumulation Units to your back-load Contract each time you make a Purchase Payment. We convert Class B Accumulation Units to Class A Accumulation Units on a basis that reflects the cumulative amount of Purchase Payments and the length of time that the amounts have been held under a back-load Contract. (See “Mortality Rate and Expense Risk Charges.”) Class B Accumulation Units are subject to a withdrawal charge while Class A Accumulation Units are not subject to such a charge.

Initial Net Purchase Payments allocated to a Division will be priced at the Accumulation Unit Value determined no later than two Valuation Dates after we receive at our Home Office or a lockbox facility we have designated both your initial Purchase Payment and your application in good order. “Good order” means that the application is complete and accurate and all applicable requirements are satisfied. If your application is not in good order, we may take up to five Valuation Dates to resolve the problem. If we are unable to resolve the problem within that time, we will notify you in writing of the reasons for the delay. If you revoke the consent given with your application to hold your initial Purchase Payment pending resolution of the problem, we will return your payment. Otherwise, the number of Accumulation Units you receive for your initial Net Purchase Payment will be determined based upon the valuation of the assets of that Division we make not later than two Valuation Dates following the date on which the problem is resolved and your application is put into good order. Although we do not anticipate delays in our receipt and processing of applications or Purchase Payment requests, we may experience such delays to the extent applications and Purchase Payments are not forwarded to our Home Office in a timely manner. Such delays could result in delays in the issuance of Contracts and the allocation of Purchase Payments under existing Contracts.

Subsequent Net Purchase Payments will be priced based on the next determined Accumulation Unit Value after the payment is received in good order either at the Home Office or a lockbox facility we have designated.

We deem receipt of a Purchase Payment to occur on a given Valuation Date if receipt occurs before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time). If receipt occurs on or after the close of trading on the NYSE, we deem receipt to occur on the following Valuation Date. You may send Purchase Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Purchase Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Purchase Payment. We generally will not accept cash, money orders, traveler’s checks, or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Purchase Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Purchase Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Contract Value. We may reject any application or Purchase Payment for any reason permitted by law. We may also be required to provide additional information about you and your account to government regulators.

The value of an Accumulation Unit in each division varies with the investment experience of the division (which in turn is determined by the investment experience of the corresponding Portfolio). We determine the value by multiplying the value on the immediately preceding valuation date by the net investment factor for the division. The net investment factor takes into account the investment experience of the Portfolio, the deduction for mortality and expense risks we have assumed and a deduction for any applicable taxes or for any expenses resulting from a substitution of securities. Since you bear the investment risk, there is no guarantee as to the aggregate value of your Accumulation Units. That value may be less than, equal to, or more than the cumulative net purchase payments you have made.

Reduction or Waiver of Certain Charges    Sometimes sales of contracts to groups of similarly situated individuals or on behalf of such individuals in connection with certain arrangements, for example, trust arrangements, may lower our costs and expenses. We reserve the right to reduce or waive certain fees or charges when this type of sale occurs, where permitted by state law. We determine which groups and arrangements are eligible for this treatment based on criteria we establish, including but not limited to some or all of the following: the size or type of group or arrangement; the amount of expected Purchase Payments; any prior or existing relationship between us and the prospective purchaser(s); the length of time a group of contracts is expected to remain active; the purpose of the purchase and whether that purpose increases the likelihood that our expenses will be reduced; and any other factors that we believe indicate that costs and expenses may be reduced. We reserve the right to modify, suspend, or terminate any such determination or the treatment applied to a particular group at any time.

Maturity Date    Under Contracts currently offered, Purchase Payments may be made until the Maturity Date stated on the Contract’s specifications page, or until Annuity Payments begin, whichever is earlier. Distributions may be required before the Maturity Date. (See “Minimum Distribution Requirements.”)

Special Contract for Employers    The Annuity Payment rates for Variable Income Plans which involve a life contingency (i.e., Plans 2 and 3) are based, in part, on the sex of the Annuitant, except where not allowed by state law. For certain situations where the Contracts are to be used in connection with an employer sponsored benefit plan or

Account B Prospectus

arrangement, federal law, and the laws of certain states, may require that Purchase Payments and Annuity Payment rates be determined without regard to sex. A special Contract is available for this purpose. You are urged to review any questions in this area with qualified counsel.

Reinvestment of Redemptions    In special limited circumstances, we will allow Purchase Payments to be made without the deduction of a sales load (or with a refund of a withdrawal charge) for those Contract Owners who make a Purchase Payment in connection with a request to void a redemption made within 60 days (or whatever period that may be required under applicable state law) of our receipt of the redemption request. Such Purchase Payments and the amount of any withdrawal charge deducted upon redemption will be reinvested at the accumulation unit value next determined for each investment option after our receipt of the signed request for reinvestment in good order at our Home Office. Purchase Payments will be applied to the same investment option(s) from which the initial redemption(s) were made. We will not process a request for reinvestment where redemption proceeds were paid by check made payable to the Contract Owner and such check was cashed. Similarly, we may refuse to process requests for reinvestment where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. For further information, contact your financial representative.

Access to Your Money

Withdrawals    Contract Owners may withdraw some or all of the Accumulation Unit value of their Contract at any time before the Maturity Date. We may require that a Contract Value of at least $2,000 remain after a partial withdrawal. You may instruct us how to allocate your partial withdrawal request among your investments in the Divisions and Guaranteed Accounts. If no direction is received, your withdrawal will be deducted proportionately from each of your investments.

Withdrawals from the GIF 8 may be subject to special withdrawal charges and an MVA. (See “Investment Options—The Fixed Options.”) Complete or partial withdrawals under back-load Contracts may be subject to a withdrawal charge. (See “Withdrawal Charges.”) Such withdrawals may be prohibited under the terms of your plan, and may also trigger certain tax penalties. (See “Federal Income Taxes.”)

Withdrawals may also be made after the Maturity Date. If Annuity Payments are being made under Variable Income Plan 1, the payee may surrender the Contract and receive the value of the Annuity Units credited to his or her Contract, less the applicable withdrawal charge. (See “Withdrawal Charges.”) In Oregon, no withdrawals may be made within the first five years after the date a Variable Income Plan 1 takes effect. If Annuity Payments are being made under Variable Income Plan 2 and the payee dies during the certain period (or if both payees die during the certain period of Variable Income Plan 3), the beneficiary may surrender the Contract and receive the withdrawal value of the unpaid payments for the certain period. The withdrawal value is based on the Annuity Unit value on the withdrawal date, with the unpaid payments discounted at the Assumed Investment Rate. (See “Description of Variable Income Plans”.)

We may accept a withdrawal request (including an exchange) in writing, subject to our administrative procedures, which may include the proper completion of certain forms, the provision of appropriate identifying information, and other administrative requirements. We will process your request at the accumulation value next determined only after our receipt of your request in good order, which includes satisfaction of all our administrative requirements. Subject to our administrative procedures and our approval, you may request that a withdrawal be processed (or that a payment plan start) on a future date you specify. Otherwise, we will pay the amount of any withdrawal from the Separate Account within seven days (or whatever period that may be required under applicable state law) after we receive the request in good order unless the suspension of payments or transfers provision is in effect. You may revoke a request for withdrawal on a specified future date anytime prior to such future date. Subject to our rules, requirements, and availability, your Financial Representative may provide us with instructions on your behalf involving the frequency, amount, and destination of partial and complete withdrawals made under your Contract.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, partial withdrawal, surrender or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Benefits Provided Under the Contracts

Subject to the restrictions noted below, we will pay the death benefits of a Contract in a lump sum or under the payment plans described below. We reserve the right to defer determination of the withdrawal value of the Contracts, or the payment of benefits under a Variable Income Plan, until after the end of any period during which the right to redeem shares of a Portfolio is suspended, or payment of the redemption value is postponed pursuant to the provisions of the 1940 Act because of one or more of the following: (a) the NYSE is closed, except for routine closings on holidays or weekends; (b) the SEC has determined that trading on the NYSE is restricted; (c) the SEC permits suspension or postponement and so orders; (d) an emergency exists, as defined by the SEC, so that valuation of the assets of the Funds or disposal of securities they hold is not reasonably practical; or (e) such suspension or postponement is otherwise permitted by the 1940 Act.

Account B Prospectus

Death Benefit

How Much is the Death Benefit?    The amount of the Death Benefit depends in part on when the Annuitant dies. (Remember that the Annuitant is the person upon whose life the Contract is issued.)

•	If an Annuitant dies on or after his or her 75th birthday, the Death Benefit will equal the Contract Value (determined as described below).

•

If an Annuitant dies after the Contract’s Maturity Date (which is stated on the specifications page of the Contract), or any time after Annuity Payments begin, no Death Benefit is payable. Payment Plans have their own payout benefit rules at death. (See “Payment Plans”.)

•	If an Annuitant dies before the Contract’s Maturity Date – and before his or her 75th birthday – the Death Benefit will equal the greater of the following:

O	the Contract Value (determined as described immediately below); or

O	the amount of Purchase Payments we received, less an adjustment for every withdrawal. (For each withdrawal, we reduce the minimum death benefit by the percentage of the Contract Value withdrawn.)

When is the Death Benefit Determined?    In determining the amount of the Death Benefit, the Contract Value is determined as of the later of the two following dates: (i) the date we receive proof of the Annuitant’s death at our Home Office; or (ii) the date on which a method of payment is elected by the Beneficiary. If we receive proof of death (or the method of payment election) before the close of trading for the NYSE (typically, 4:00 p.m. Eastern Time), we will determine the Contract Value based on the value of the units in the Divisions determined at the close of that day’s trading session. If, however, we receive proof of death (or method of payment election) on or after the close of NYSE trading, we will determine the Contract Value based on the value of the units in the Divisions determined at the close of the next NYSE trading session. The values in any Guaranteed Account are determined in the same manner as are the values in the Separate Account Divisions; i.e., based on the time we receive the appropriate paperwork.

Guaranteed Minimum Death Benefit Examples

Set forth below are two numerical examples illustrating the effect of a withdrawal from the contract upon the minimum death benefit. The first example shows a hypothetical increase in Contract Value and a hypothetical withdrawal amount; the second shows a hypothetical decrease in Contract Value and a different hypothetical withdrawal amount (this method of calculating reductions has a greater effect on withdrawals when the death benefit exceeds the Contract Value):

	When Contract Value Exceeds Total Purchase Payments	When Contract Value is Less Than Total Purchase Payments
Total Purchase Payments	$50,000	$50,000
Guaranteed Minimum Death Benefit immediately before withdrawal	$50,000	$50,000
Contract Value at the time of withdrawal	$100,000	$40,000
Withdrawal Amount	$25,000	$10,000
Proportionate Adjustment for Withdrawal	($25,000/$100,000) x $50,000 = $12,500	($10,000/$40,000) x $50,000 = $12,500
Percentage Reduction in Death Benefit	25%	25%
Guaranteed Minimum Death Benefit immediately after the withdrawal	$50,000 – $12,500 = $37,500	$50,000 – $12,500 = $37,500

An enhanced death benefit (“EDB”) is available at extra cost. The EDB allows an Owner to “lock in” increases in Contract Value as measured on each Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by the dollar amount of subsequent Purchase Payments and proportionally reduced for subsequent withdrawals, in determining the death benefit payable. The EDB also guarantees that the death benefit payable under the Contract will never be less than Purchase Payments made under the Contract (adjusted for any withdrawals). The EDB on any Valuation Date equals the greatest of (i) the Contract value on that date, (ii) the amount of Purchase Payments made under the Contract (adjusted for any withdrawals), or (iii) the highest Contract value on any Contract anniversary date prior to the Primary Annuitant’s 80th birthday, increased by any Purchase Payments we received since that Contract anniversary and decreased by the percentage of Contract value withdrawn since that Contract anniversary. We deduct the extra cost for the EDB from the Contract Value on each Contract anniversary while the EDB is in effect. (See “Enhanced Death Benefit Charge.”) The EDB is available through issue age 65 (i.e., the application must be approved no later than six months following the Primary Annuitant’s 65th birthday) and must be elected when the Contract is issued. The EDB will remain in effect until the Maturity Date or the death of the Primary Annuitant or if you ask us to remove it from your Contract. You cannot add it to your Contract again after it has been removed.

Account B Prospectus

Enhanced Death Benefit Examples

Set forth below is a numerical example demonstrating the calculation of the enhanced death benefit (assuming an initial purchase payment of $100,000 with no subsequent purchase payments and no withdrawals):

Contract Anniversary	Contract Value	Enhanced Death Benefit
First	$120,000	$120,000
Second	$130,000	$130,000
Third	$110,000	$130,000

Set forth below is an example showing the calculation of both the death benefit and the enhanced death benefit for a contract with a subsequent purchase payment and a withdrawal (for illustrative purposes, the contract values are hypothetical and no annual fees are taken into account):

Date-Activity	Contract Value	Death Benefit	Enhanced Death Benefit
1/1/2007–$100,000 Initial Purchase Payment	$100,000 (immediately after Purchase Payment)	$100,000	$100,000
1/1/2008–$50,000 Purchase Payment	$120,000 (immediately before Purchase Payment)	$150,000 (i.e., the sum of the two Purchase Payments)	$170,000 (i.e., the highest anniversary account value plus the $50,000 Purchase Payment)
6/1/2008–$20,000 withdrawal	$125,000 (immediately before the withdrawal)	(1 - $20,000/$125,000) x $150,000 = $126,000 (immediately after the withdrawal)	(1 - $20,000/$125,000) x $170,000 = $142,800 (immediately after the withdrawal)

How is the Death Benefit Distributed?    If the Owner is the Annuitant and dies before the Contract’s Maturity Date, the Beneficiary automatically becomes the new Owner and Annuitant, and the Contract continues in force. (If there is more than one Beneficiary for a given Contract, each Beneficiary must make his or her own method of payment election.) If the Contract continues in force, we will set the Contract Value at an amount equal to the Death Benefit. If this results in an addition to the Contract Value, we will place the additional amount in the Money Market Division and the Beneficiary (now, the new Owner) may transfer it to the Divisions chosen by such Beneficiary/Owner or to a Guaranteed Account (if available)—transfers to a GIF 8 in this circumstance are allowed only if no funds were invested in the GIF 8 on the death of the Annuitant. Pursuant to the terms of the Contract, the Contract Value will remain invested in the same investment options as those at the time of the Annuitant’s death until such time as the Beneficiary elects to transfer to different investment options or to make a withdrawal.

If the Owner is not the Annuitant and the Annuitant dies before the Maturity Date, the contingent Annuitant automatically becomes the new Annuitant and the Contract continues in force. If no contingent Annuitant is named within 60 days (or whatever period that may be required under applicable state law) after we receive proof of death of the Annuitant, the Death Benefit becomes payable to the Owner.

If an Owner is the Annuitant and, during his or her life, elected a Payment Plan (see “Payment Plans”) for a Beneficiary, Annuity Payments begin to such Beneficiary upon the death of the Owner, as described above. If the Owner did not elect a Payment Plan for a Beneficiary, the Beneficiary may:

•	elect to continue the Contract (as described above),

•	receive the Death Benefit under a Payment Plan, or

•	receive the Death Benefit as a cash settlement.

In any event, the Beneficiary must take distributions from the Contract pursuant to the applicable minimum distribution requirements. (See “Minimum Distribution Requirements.”)

If the Beneficiary elects to receive the Death Benefit as a cash settlement, and if the cash settlement amount meets our criteria, we will pay the Death Benefit by establishing an interest bearing account called the Northwestern Access Fund. If our criteria are not met, the Death Benefit will be paid via a single check. Account information, along with a book of drafts (which will function like a checkbook), will be sent to the Beneficiary, and the Beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Death Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for us, the bank will receive the amount the Beneficiary requests as a transfer from our General Account. Any interest paid within a Northwestern Access Fund may be taxable, so please consult your tax advisor. The Northwestern Access Fund is part of our General Account. It is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of Northwestern Mutual, although it is subject to the claims of our creditors. We may make a profit on all amounts held in the Northwestern Access Fund.

Account B Prospectus

Payment Plans (or “Income Plans”)

Generally    If you decide to begin receiving monthly Annuity Payments from your Contract, you may choose one of three Annuity Payment plans (referred to as “Income Plans”):

(1)	monthly payments for a specified period;

(2)	monthly payments for your life (assuming you are the Annuitant), and you may choose to have payments continue to your Beneficiary for the balance of ten or twenty years if you die sooner; or

(3)	monthly payments for your life and for the life of another person (usually your spouse) selected by you.

These Income Plans are available to you on a variable or fixed basis, or a combination thereof, depending on applicable state law. While no charges are assessed on fixed income plans, we will continue to assess mortality rate and expense risk charges on variable income plans. You will also continue to incur the fees and expenses of the underlying Portfolios in which you direct the assets supporting your Payment Plan be invested. The Fixed Income Plans are not described in this prospectus. If you select a Fixed Income Plan, we will cancel any Accumulation Units credited to your Contract, transfer the withdrawal value of the Contract to our General Account, and you will no longer have any interest in the Separate Account. We may make a withdrawal charge in determining the withdrawal value. (See “Withdrawal Charges.”) Your interest, if any, in our General Account would also include the value of any amounts allocated to any Guaranteed Account, plus credited interest, less any withdrawals you have made and any applicable MVA.

A Variable Income Plan means that the amount representing the actuarial liability under the Variable Income Plan will continue to be invested in one or more of the investment choices you select. Your monthly Annuity Payments will vary up or down to reflect continuing investment performance. Under a Variable Income Plan, you bear the entire investment risk, since we make no guarantees of investment return. Accordingly, there is no guarantee of the amount of the variable payments, and you must expect the amount of such payments to change from month to month. A Fixed Income Plan, on the other hand, guarantees the amount you will receive each month. For a discussion of tax considerations and limitations regarding the election of Income Plans, see “Federal Income Taxes.”

On the Maturity Date, if you have not elected a permissible Income Plan (i.e., one offered by the Company for your Contract), we will change the Maturity Date to the Contract anniversary nearest the Annuitant’s 98th birthday (if the Maturity Date is not already such date) and, upon that Maturity Date, we will pay the Contract Value in monthly payments for life under a Variable Income Plan with payments certain for ten years, using your investment choices then in effect. In addition, upon the Maturity Date, expiration of a Guaranteed Period, or when you elect a Variable Income Plan, any amounts in a Guaranteed Account will be transferred to the Money Market Portfolio unless you instruct us otherwise.

Description of Variable Income Plans    The following Variable Income Plans are available:

1. Period Certain (sometimes referred to as Installment Income for a Specified Period.)    An annuity payable monthly for a specified period of 10 to 30 years during the first five Contract years and over a specified period of 5 to 30 years beginning with the sixth Contract year.

2. Single Life Income with or without Period Certain (sometimes referred to as Single Life Income with or without Certain Period.)    An annuity payable monthly until the payee’s death, or until the expiration of a selected certain period, whichever is later. You may select a certain period of either 10 or 20 years, or you may choose a plan with no certain period. After the payee’s death, we will make any remaining guaranteed payments to the designated beneficiary.

3. Joint and Survivor Life Income with Period Certain (sometimes referred to as Joint and Survivor Life Income with Certain Period.)    An annuity payable monthly for a certain period of 10 years and thereafter to two persons for their joint lives. On the death of either payee, payments continue for the remainder of the 10 years certain or the remaining lifetime of the survivor, whichever is longer.

We may, subject to applicable state law, limit the election of a Variable Income Plan to one that results in an initial payment of at least $20. A Variable Income Plan will continue even if payments fall to less than $20 after the plan begins. From time to time we may establish Variable Income Plan rates with greater actuarial value than those stated in the Contract and make them available at the time of settlement. We may also make available other plans, with provisions and rates we publish for those plans.

After the effective date of a payment plan which does not involve a life contingency (i.e., Plan 1), a payee may transfer to either form of life annuity (i.e., Plans 2 or 3) at no charge. We will apply the value of the remaining payments to the new plan selected. We will determine the amount of the first annuity payment under the new plan on the basis of the particular plan selected, the annuity payment rate, and the Annuitant’s adjusted age and sex. Subsequent payments will vary to reflect changes in the value of the Annuity Units credited. We may permit other transfers between payment plans, subject to such limitations we may reasonably determine. Generally, however, we permit neither withdrawals from a payment plan involving a life contingency nor transfer to a payment plan that does not involve the same life contingency. Income plans for Beneficiaries may differ from those offered to Owners. At the written request of the Owner, we may impose restrictions on payments to beneficiaries.

Amount of Annuity Payments    We will determine the amount of the first Annuity Payment on the basis of the particular Variable Income Plan you select, the Annuity Payment rate (i.e., the stream of projected annuity payments based on an actuarial projection of the length of time annuity payments will continue as well as other factors including the

Account B Prospectus

assumed investment rate) and, for plans involving life contingencies, the Annuitant’s adjusted age and sex. A contract with Annuity Payment rates that are not based on sex is also available. (See “Special Contract for Employers.”) We will calculate the amount of the first Annuity Payment on a basis that takes into account the length of time over which we expect Annuity Payments to continue. The first payment will be lower for an Annuitant who is younger when payments begin, and higher for an Annuitant who is older, if the Variable Income Plan involves life contingencies. The first payment will be lower if the Variable Income Plan includes a longer certain period. Variable Annuity Payments after the first will vary from month to month to reflect the fluctuating value of the Annuity Units credited to your Contract. Annuity Units represent the actuarial value of a Variable Income Plan’s interest in a Division of the Separate Account after Annuity Payments begin. Class A Accumulation Units become Class A Annuity Units and Class B Accumulation Units become Class B Annuity Units on the Maturity Date.

Assumed Investment Rate    The variable annuity rate tables for the Contracts are based upon an Assumed Investment Rate of 3 1 /2%. Variable Annuity rate tables based upon an Assumed Investment Rate of 5% are also available where permitted by state law. The Assumed Investment Rate affects both the amount of the first variable payment and the amount by which subsequent payments increase or decrease. The Assumed Investment Rate does not affect the actuarial value of the future payments as of the date when payments begin, though it does affect the actual amount which may be received by an individual Annuitant.

Over a period of time, if each Division achieved a net investment result exactly equal to the Assumed Investment Rate applicable to a particular Variable Income Plan, the amount of Annuity Payments would be level. However, if the Division achieved a net investment result greater than the Assumed Investment Rate, the amount of Annuity Payments would increase. Similarly, if the Division achieved a net investment result smaller than the Assumed Investment Rate, the amount of Annuity Payments would decrease. A higher Assumed Investment Rate will result in a larger initial payment but more slowly rising and more rapidly falling subsequent payments than a lower Assumed Investment Rate.

Deductions

We will make the following deductions:

Sales Load    For the front-load Contract we deduct a sales load from all Purchase Payments we receive. The sales load compensates us for the costs we incur in selling the Contracts. We will pay any excess of distribution expenses over sales loads from our general assets. These assets may include proceeds from the charge for mortality rate and expense risks described below. We base the deduction on cumulative Purchase Payments we have received and the rates in the table below:

Cumulative Purchase Payments Paid Under the Contract	Rate
First $100,000	4.5%
Next $400,000	2.0%
Balance over $500,000	1.0%

Contract Fee    On each Contract anniversary prior to the Maturity Date, we make a deduction of $30 for administrative expenses relating to the Contracts during the prior year. We cannot increase this charge. We make the charge by reducing the number of Accumulation Units credited to the Contract. For purposes of allocating and deducting the annual Contract fee, we consider any investment in a Guaranteed Account as though it were an investment of the same amount in one of the Separate Account Divisions, except that no amount will be taken from a GIF 8 unless insufficient value exists in the GIF 1 and the Separate Account Divisions. This fee is intended only to reimburse us for our actual administrative expenses. We waive the Contract fee if the Contract Value on the Contract anniversary is $25,000 or more. Currently, we are also waiving the Contract fee if the Purchase Payments made equal or exceed $25,000 less withdrawals. We reserve the right to change this practice in the future.

Mortality Rate and Expense Risk Charges

Nature and Amount of the Charges    When we determine the value of Accumulation and Annuity Units, we deduct a charge for mortality rate and expense risks we have assumed. We assume, for example, the risk that Annuity Payments will continue for longer periods than anticipated because the Annuitants as a group live longer than expected. We also assume the risk that the charges we make may be insufficient to cover the actual costs we incur in connection with the Contracts, including other costs such as those related to marketing and distribution. We assume these risks for the duration of the Contract. In case these costs exceed the amount of the charges we collect, the costs will be paid out of our general assets. If the amount of the charge is more than sufficient to cover the mortality and expense risk, any excess may be used for any Company purpose.

For the front-load Contract, the deduction from Accumulation Units and Annuity Units is at a current annual rate of 0.50% of the assets of the Separate Account. For the back-load Contract, the deduction for Class B Accumulation Units and Class B Annuity Units is at a current annual rate of 1.25% of the assets of the Separate Account; the deduction for Class A Accumulation Units and Class A Annuity Units is at a current annual rate of 0.50% of the assets of the Separate Account. While our Board of Trustees may increase or decrease such deductions, in no event may the deduction exceed an annual rate of 0.75% for the front-load Contract, 1.50% for the back-load Contract Class B Accumulation and Annuity Units, and 0.75% for the back-load Contract Class A Accumulation and Annuity Units.

Account B Prospectus

Reduction of the Charges    For the back-load Contracts, we convert Class B Accumulation Units to Class A Accumulation Units on a Contract anniversary if the Contract Value is at least $25,000 and the Purchase Payment which paid for the Class B Accumulation Units has reached “Category Zero,” that is, its withdrawal charge rate is 0%. (See “Withdrawal Charges.”) As a result of the conversion, the mortality rate and expense risks charge is reduced from 1.25% to 0.50% on these units based on current rates. The conversion amount includes the purchase payment in Category Zero and a proportionate share of investment earnings. We allocate the conversion amount proportionately to each Division, and we adjust the number of Accumulation Units in each Division to reflect the relative values for Class A and Class B Accumulation Units on the date of the conversion. The same conversion process and a similar result applies to amounts in a Guaranteed Account. We do not convert Class A Accumulation Units back to Class B Accumulation Units even if the value of your Contract falls below $25,000. We do not convert Annuity Units from Class B to Class A.

Other Expense Risks    The value of your Contract may reflect a deduction of any reasonable expenses which may result if there were a substitution of other securities for shares of the Portfolios as described under “The Separate Account” and any applicable taxes, (i.e., any tax liability) we have paid or reserved for resulting from the maintenance or operation of a Division of the Separate Account, other than applicable premium taxes which we may deduct directly from considerations. We do not presently anticipate that we will make any deduction for federal income taxes (see “Taxation of Northwestern Mutual”), nor do we anticipate that maintenance or operation of the Separate Account will give rise to any deduction for state or local taxes. However, we reserve the right to charge the appropriate Contracts with their shares of any tax liability which may result under present or future tax laws from the maintenance or operation of the Separate Account or to deduct any such tax liability in the computation of the value of such Contracts. Our right to make deductions for expenses resulting from a substitution of securities may be restricted by the 1940 Act.

Withdrawal Charges

Withdrawal Charge Rates    When not waived (as described below), we assess certain withdrawal charges if you elect to withdraw Class B Accumulation Units for cash. Such charges compensate us for expenses associated with the sales of the Contracts, including sales commissions. We base the withdrawal charge on purchase payments made according to the categories and rates in the following table:

Category	Withdrawal Charge Rate
8, 7, 6	6%
5	5%
4	4%
3	3%
2	2%
1	1%
0	0%

We base the amount in each Category (i.e., the number of years remaining in a withdrawal charge period for a particular Purchase Payment) on cumulative Purchase Payments you have made and on the number of Contract anniversaries that have occurred since you made each Purchase Payment. The first $100,000 of total Purchase Payments paid over the life of the Contract start in Category Eight, the next $400,000 start in Category Four, and all additional Purchase Payments paid start in Category Two. As of each Contract anniversary, we move any amount in a Category to the next lower Category until the Contract anniversary on which that amount reaches Category Zero. The total withdrawal charge will be the sum of all the results calculated by multiplying the amount in each Category by the Rate for that Category. The amounts we use will be taken first from the withdrawal charge free amount; next from the Class A Accumulation Units; next from the Class B Accumulation Units in the order that produces the lowest withdrawal charge; and last from any remaining value in the Contract.

For example, suppose a back-load contract has an initial Purchase Payment of $400,000 and is allocated among the Division(s) of the Separate Account. The first $100,000 begins in withdrawal charge category 8 and the remaining $300,000 begins in withdrawal charge category 4. The withdrawal charge in the first year would be not more than $18,000, i.e., 4% of $300,000 plus 6% of $100,000. Suppose no further Purchase Payments and no withdrawals during the first four years. The $100,000 that was in category 8 at issue would have moved down one category each Contract anniversary such that it would move to category 4 on the fourth Contract anniversary. The $300,000 that was in category 4 at issue would move to category zero. Suppose the Contract value on the fourth anniversary was $600,000. Because 75% of the Purchase Payments ($300,000/$400,000) are moving to category zero, 75% of the Contract value ($450,000) would convert to Class A Accumulation Units and 25% ($150,000) would remain as Class B Accumulation Units. For a withdrawal occurring within the next year, the first $15,000 (10% of $150,000) would be withdrawn from Class B with no withdrawal charge. The next amount withdrawn would be the Contract value attributable to Class A Accumulation Units with no withdrawal charge. The next $100,000 withdrawn (from Class B) would be subject to a 4% withdrawal charge. The withdrawal charge for a full withdrawal would be not more than $4,000. A withdrawal charge is not assessed on any earnings.

To illustrate withdrawal charges on partial withdrawals, consider the following example. Supposed a back-load contract has an initial Purchase Payment of $100,000. On the second contract anniversary, the owner withdraws $20,000, but because of market appreciation, the Contract value at the time of the withdrawal equals $120,000. Of the total $20,000 withdrawal, the free partial withdrawal amount is $12,000 (10% of $120,000). The withdrawal charge on the remaining $8,000 is $480 (6% of $8,000). Now assume that on the third contract anniversary, the owner wishes to withdraw the entire account value. At that time, the contract value equals $110,000. The free partial withdrawal amount is $11,000

Account B Prospectus

(10% of $110,000). On the next $92,000 [$100,000 (the amount of the purchase payments) less $8,000 (the amount on which a withdrawal charge has already been assessed)], the withdrawal charge assessed is $4,600 (5% of $92,000). On the rest of the remaining account value (i.e., $7,000), the withdrawal charge is $0. Because we used the $8,000 of purchase payments to determine the charge on the second anniversary, we will not use that amount again for this withdrawal.

Waiver of Withdrawal Charges    When we receive proof of death of the Primary Annuitant, we will waive withdrawal charges applicable at the date of death by moving Purchase Payments received prior to the date of death to Category Zero. We will also waive the withdrawal charge if the Primary Annuitant has a terminal illness, or is confined to a nursing home or hospital after the first Contract year, in accordance with the terms of the Contract and applicable state law. You may not make Purchase Payments after we are given proof of a terminal illness or confinement. We also do not assess withdrawal charges on the maturity date for Contracts subject to Oregon, Texas, and Utah law.

A “withdrawal charge free” amount is available under a Contract if the Contract Value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is 10% of the value of the Class B Accumulation Units on the last Contract anniversary. We will make no withdrawal charge when you select a Variable Income Plan. However, we will make the withdrawal charge if you make a withdrawal, or partial withdrawal, within five years after the beginning of a Variable Income Plan which is not contingent on the payee’s life (i.e., Plan 1).

For Fixed Income Plans, the Contract provides for deduction of the withdrawal charge when the Income Plan is selected. By current administrative practice, so long as the Contract has been in force for at least one full year, we will waive the withdrawal charge if you select a Fixed Income Plan for a certain period of 12 years or more or any Fixed Income Plan which involves a life contingency.

As a matter of administrative practice, which we reserve the right to change at any time in our sole discretion, we are currently waiving withdrawal charges for Required Minimum Distributions (except for withdrawals from GIF 8) when submitted on our Required Minimum Distribution Request form.

On July 26, 2007, the Treasury and the Internal Revenue Service issued final regulations governing tax-deferred annuities subject to the provisions of Section 403(b) of the Internal Revenue Code that, among other things, require a written plan document, nondiscrimination testing and universal availability and impose restrictions on exchanges, transfers and distributions. These rules became effective on January 1, 2009. However, the restrictions on transfers took effect on September 24, 2007. Because of the requirements of these regulations, Northwestern Mutual will not accept new tax-deferred annuity plans and will allow new purchase payments, rollovers, or transfers into, and transfers out of, its existing tax-deferred annuity contracts only if certain conditions are met.

Withdrawal Charges and Our Distribution Expenses     The amount of withdrawal charges we collect from the back-load Contracts as a group will depend on the volume and timing of withdrawal transactions. We are unable to determine in advance whether this amount will be greater or less than the distribution expenses we incur in connection with those Contracts, but based on the information presently available we believe it is more likely than not that distribution expenses we incur will be greater than the withdrawal charges we receive. We bear this risk for the duration of the Contracts. We will pay any excess of distribution expenses over withdrawal charges from our general assets. These assets may include proceeds from the charge for mortality rate and expense risks described above.

Special Withdrawal Charges and Rules Applicable to Guaranteed Accounts    See “The Investment Options—Fixed Options” for special withdrawal charges and rules applicable to investments in the GIF 8.

Other Charges

Enhanced Death Benefit Charge    On each Contract anniversary on which the enhanced death benefit is in effect, we deduct from the Contract Value a charge based on the amount of the enhanced death benefit on the Contract Anniversary and the age of the Annuitant when the Contract was issued. The charge is 0.10% of the amount of the enhanced death benefit for issue age 45 or less, 0.20% for issue age 46-55, and 0.40% for issue age 56-65. This charge is for the risks we assume in guaranteeing the enhanced death benefit. Except for some Contracts subject to New York law, we deduct the charge from the Divisions of the Separate Account and the Guaranteed Accounts in proportion to the amounts you have invested. (For New York front and back load Contracts issued on or after 1/16/04 and for Washington front load Contracts issued on or after 11/16/04, the charge is deducted only from the Separate Account Divisions and not from the Guaranteed Account(s).)

Premium Taxes    The Contracts provide for the deduction of applicable premium taxes, if any, from Purchase Payments or from Contract benefits. Various jurisdictions levy premium taxes. Premium taxes presently range from 0% to 3.5% of total Purchase Payments. Many jurisdictions presently exempt from premium taxes annuities such as the Contracts. As a matter of current practice, we do not deduct premium taxes from Purchase Payments received under the Contracts or from Contract benefits. However, we reserve the right to deduct premium taxes in the future.

Portfolio Expenses and Charges    The expenses borne by the Portfolios in which the assets of the Separate Account are invested are described in the attached mutual fund prospectuses.

Expedited Delivery Charge    When, at your request, we incur the expense of providing expedited delivery of your

Account B Prospectus

redemption request (e.g., a complete or partial withdrawal) we assess the following charges: $15 for express mail delivery (plus $2 for “signature required” service) and $15 for a wire transfer.

Federal Income Taxes

Qualified and Non-Tax Qualified Plans

We offer the Contracts for use under the tax-qualified plans (i.e., contributions are generally not taxable) identified below:

1. Individual retirement annuities pursuant to the provisions of Section 408 of the Code, including a traditional IRA established under Section 408(b), simplified employee pensions established under Section 408(j) and (k) and SIMPLE IRAs established under Section 408(p).

2. Roth IRAs pursuant to the provisions of Section 408A of the Code.

3. Tax-deferred annuities pursuant to the provisions of Section 403(b) of the Code for employees of public school systems and tax-exempt organizations described in Section 501(c)(3).

4. Deferred compensation plans established pursuant to Section 457 of the Code for employees of state and local governments and tax-exempt organizations.

5. Nontransferable annuity contracts issued in exchange for fixed dollar annuities previously issued by Northwestern Mutual or other insurance companies or as distributions of termination or death benefits from tax-qualified pension or profit-sharing plans or trusts or annuity purchase plans.

We also offer the Contracts for use in non tax-qualified situations (i.e., contributions are taxable).

Contribution Limitations and General Requirements Applicable to Contracts

Traditional IRA    If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $5,000 for 2010 and the limit is indexed thereafter. The contribution limit is reduced by contributions to any Roth IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. Contributions cannot be made after age 70 1/2. Annual contributions are generally deductible unless the Owner or the Owner’s spouse is an “active participant” in another qualified plan during the taxable year. If the Owner is an “active participant” in a plan, the deduction phases out at an adjusted gross income (“AGI”) of between $56,000—$66,000 for single filers and between $89,000—$109,000 (indexed) for married individuals filing jointly. If the Owner is not an “active participant” in a plan but the Owner’s spouse is, the Owner’s deduction phases out at an AGI of between $167,000—$177,000 (indexed). Federal income tax refunds can be directly deposited into an IRA, subject to contribution limits.

The Owner may also make tax free rollover and direct transfer contributions to an IRA from the Owner’s other IRAs or tax qualified plans. The surviving spouse can also roll over the deceased Owner’s IRA, tax deferred Annuity or qualified plan to the spouse’s own IRA or any other plan in which the spouse participates that accepts rollovers. A nonspouse beneficiary of the deceased owner’s IRA, tax-deferred annuity or qualified plan may also roll over the proceeds to an inherited IRA in a trustee to trustee transfer, subject to annual minimum required distribution rules.

An IRA is nonforfeitable and generally cannot be transferred.

Roth IRA    If an individual has earned income, the individual and the individual’s spouse are each permitted to make a maximum contribution of $5,000 for 2010 and is indexed thereafter. The contribution limit is reduced by contributions to any traditional IRAs of the Owner. A catch up contribution of $1,000 per year is allowed for Owners who are age 50 or older. The maximum contribution is phased out at an adjusted gross income (“AGI”) of between $105,000 and $120,000 for single filers, between $167,000 and $177,000 for married individuals filing jointly and between $0 and $10,000 for married individuals filing separately. Regular contributions to a Roth IRA are not deductible. In addition, certain declared federal disaster relief or military service provisions may supplement this information.

An IRA, SEP or SIMPLE IRA (after two years of participation in a SIMPLE IRA plan) and employer plans may be rolled over or converted to a Roth IRA. Special valuation rules may apply to the conversion. A rollover to a Roth IRA is fully taxable but is not subject to a 10% premature withdrawal penalty.

SEP    An employer can make a maximum contribution to a SEP for an eligible employee of the lesser of 25% of the employee’s compensation up to $245,000 or $49,000 (for 2010). In a SEP that permits employee contributions, the employee is allowed to contribute up to $16,500 in 2010, indexed thereafter. Employees who are age 50 or over may also make a catch up contribution of $5,500 for 2010, indexed thereafter. The employer is allowed to match the catch up contribution for any taxable year. SEP contributions are subject to certain minimum participation and nondiscrimination requirements. Contributions and earnings thereon are not includible in the employee’s gross income until distributed. The Contracts are nonforfeitable and nontransferable.

SIMPLE IRA    A SIMPLE IRA can be established by an employer for any calendar year in which the employer has no more than 100 employees who each earned at least $5,000 during the preceding calendar year and the employer does not

Account B Prospectus

maintain another employer sponsored retirement plan. An eligible employee can elect to contribute up to $11,500 (for 2010). The employer must contribute either a matching contribution of up to 3% of the employee’s compensation or non-elective contribution of 2% of the employee’s compensation up to $245,000 (for 2010) for each employee. A catch up contribution of $2,500 for 2010 and indexed thereafter is allowed for employees who are age 50 or older. The employer is allowed to match the catch up contribution for any taxable year. Contributions and earnings thereon are not includible in the employee’s gross income until distributed. SIMPLE IRAs are exempt from the nondiscrimination, top-heavy and reporting rules applicable to qualified plans. The Contracts are nonforfeitable and nontransferable.

Tax Deferred Annuity    Section 403(b) tax deferred annuities can be established for employees of Section 501(c)(3) tax exempt organizations and public educational organizations. The maximum amount that can be contributed depends upon the type(s) of contributions made to the employee’s account and the amount of your includible compensation for your most recent year of service:

Elective Deferrals Only:    If there are elective employee deferrals only, the limit for 2010 is the lesser of two rules: (1) the lesser of 100% of the employee’s compensation up to $245,000 or $49,000 or (2) a flat dollar limit of $16,500, indexed thereafter. Employees age 50 or over may make an additional catch up contribution of $5,500 for 2010 and the limit is indexed thereafter.

Nonelective Contributions Only:    If the only contributions are nonelective employer contributions, the maximum limit for 2010 is the lesser of 100% of compensation up to $245,000 or $49,000.

Both Employee and Employer Contributions:    Employers are allowed to match employee elective deferrals, including the catch up contribution, for any taxable year or to make contributions in a form other than a match. In such a case, the total of employee and employer contributions for 2010 cannot exceed the lesser of 100% of compensation up to $245,000 or $49,000. Contributions and earnings thereon are not included in the employee’s gross income until distributed. Tax deferred annuities are nonforfeitable and nontransferable and distributions of salary reduction contributions and earnings thereon (except those held as of December 31, 1988) cannot be withdrawn prior to age 59 1/2 except on account of severance of employment, death, disability or hardship (contributions only).

If employer contributions are made to a tax deferred annuity, it subjects the annuity to ERISA and tax rules that apply to qualified plans, including minimum coverage, nondiscrimination and spousal consent requirements. ERISA disclosure rules also apply.

On July 26, 2007, the Treasury and the Internal Revenue Service issued final regulations governing tax-deferred annuities subject to the provisions of Section 403(b) of the Internal Revenue Code that, among other things, require a written plan document, nondiscrimination testing and universal availability and impose restrictions on exchanges, transfers and distributions. These rules became effective on January 1, 2009. However, the restrictions on transfers took effect on September 24, 2007. Because of the requirements of these regulations, Northwestern Mutual will not accept new tax-deferred annuity plans and will allow new purchase payments, rollovers, or transfers into, and transfers out of, its existing tax-deferred annuity contracts only if certain conditions are met.

Section 457 Plan    A Section 457 deferred compensation plan can be established by a state or local government or tax-exempt organization. Contracts must be owned by a trust for the exclusive benefit of the employees and the employees’ beneficiaries in a governmental plan and by the employer (subject to claims of the employer’s general creditors) in a plan of a tax-exempt organization. An employee can defer under the plan the lesser of 100% of compensation up to $245,000 (indexed for 2010) or $16,500 for 2010 (indexed thereafter). The dollar limit is doubled if the employee is within 3 years of retirement. Unless the employee is within 3 years of retirement, a catch up contribution of $5,500 for 2010 and indexed thereafter is allowed for employees who are age 50 or older. Amounts deferred and earnings thereon are not includible in the employee’s gross income until they are paid or made available to the employee or the employee’s beneficiary or, in the case of a governmental plan, until they are paid.

Nontransferable Annuity    Nontransferable Annuity Contracts are Contracts held in a tax-qualified plan or trust and transferred to the employee on the employee’s separation from service or death or the termination of the plan. These Contracts cannot accept additional purchase payments and must comply with the spousal consent requirements.

Non-Tax Qualified Contract    There are no limitations on who can purchase a non-tax qualified annuity or the amount that can be contributed to the Contract. Contributions to non-tax qualified Contracts are not deductible. For the Contract to qualify as a non-tax qualified annuity, the Contract death proceeds must be distributed to any non-spouse beneficiary either within five years of the Owner’s death or over a period not to exceed the beneficiary’s life or life expectancy commencing within one year of the Owner’s death. The surviving spouse is not subject to any distribution requirements.

Taxation of Contract Benefits

For Contracts held by individuals, no tax is payable as a result of any increase in the value of a Contract. Except for qualified distributions from Roth IRAs, Contract benefits will be taxable as ordinary income when received in accordance with Section 72 of the Code.

IRAs, SEPs, SIMPLE IRAs, TDAs and Section 457 Plans and Nontransferable Annuities    As a general rule, benefits received as Annuity Payments or upon death or withdrawal from these Contracts will be taxable as ordinary income when received.

Account B Prospectus

Where nondeductible contributions are made to individual retirement annuities and other tax-qualified plans, the Owner may exclude from income that portion of each Annuity Payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered. Benefits paid in a form other than Annuity Payments will be taxed as ordinary income when received except for that portion of the payment which represents a pro rata return of the employee’s “investment in the contract.” After the Owner attains age 70 1/2 , a 50% penalty may be imposed on payments made from individual retirement annuities, tax-deferred annuities, nontransferable annuity contracts and Section 457 deferred compensation plans to the extent the payments are less than certain required minimum amounts. (See “Minimum Distribution Requirements.”) With certain limited exceptions, including hardship withdrawals and required minimum distributions, benefits from individual retirement annuities, SEPs, tax-deferred annuities, governmental Section 457 plans, and nontransferable annuity contracts are subject to the tax-free roll-over provisions of the Code. However, rollovers of SIMPLE IRAs to individual retirement arrangements within 2 years after the Owner first participates in the SIMPLE IRA plan are fully taxable.

A loan transaction, using a Contract purchased under a tax-qualified plan as collateral, will generally have adverse tax consequences. For example, such a transaction destroys the tax status of the individual retirement annuity and results in taxable income equal to the Contract Value.

Section 457 Plans may also be subject to special rules that limit distributions to separation from service, death, disability, or specified date or hardship. Violation of these rules will result in current taxation of the deferrals and earnings thereon plus a 20% penalty.

Roth IRAs    Qualified distributions from a Roth IRA are not taxable. A qualified distribution is a distribution (1) made at least 5 years after the issuance of the Owner’s first Roth IRA, and (2) made after the Owner has attained age 59 1/2, made to a beneficiary after the Owner’s death, attributable to the Owner being disabled, or used to pay acquisition expenses of a qualified first time home purchase. A nonqualified distribution is taxable as ordinary income only to the extent it exceeds the “investment in the contract” as defined in Section 72. Distributions are not required to be made from a Roth IRA before the Owner’s death.

A withdrawal from a Roth IRA of part or all of an IRA rollover contribution within 5 years of the rollover is subject to a 10% premature withdrawal penalty (unless an exception applies). Rollover contributions are treated as withdrawn after regular contributions for this purpose.

A regular or conversion contribution to a Roth IRA can be recharacterized to an IRA in a trustee-to-trustee transfer provided the transfer includes the net income or loss allocable to the contribution and is completed by the due date for filing the Owner’s federal income tax return for the year the contribution was made. The recharacterized amount will be treated for tax purposes as originally made from the IRA. Recharacterized amounts can be reconverted to a Roth IRA once each calendar year. Benefits from a Roth IRA can be rolled over or transferred directed only to another Roth IRA.

Nonqualified Contracts    Benefits received as Annuity Payments from non-tax qualified Contracts will be taxable as ordinary income to the extent they exceed that portion of each payment which represents the ratio of the Owner’s “investment in the contract” to the Owner’s “expected return” as defined in Section 72, until the entire “investment in the contract” is recovered. Benefits received in a lump sum from these Contracts will be taxable as ordinary income to the extent they exceed the “investment in the contract.” A partial withdrawal or collateral assignment prior to the Maturity Date will result in the receipt of gross income by the Owner to the extent that the amounts withdrawn or assigned do not exceed the excess (if any) of the total value of Accumulation Units over total purchase payments paid under the Contract less any amounts previously withdrawn or assigned. Thus, any investment gains reflected in the Contract Values are considered to be withdrawn first and are taxable as ordinary income. For Contracts issued after October 21, 1988, investment gains will be determined by aggregating all non-tax qualified deferred Contracts we issue to the Owner during the same calendar year.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of non-tax qualified Contracts may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). The term “net investment income” is defined to include payments from non-tax qualified annuities and dispositions of property.

One or more non-tax qualified Contracts can be wholly or partially exchanged for one or more other Annuity Contracts under Section 1035 of the Code without recognition of gain or loss. However, withdrawals taken within 12 months after a partial exchange may cause the partial exchange to be taxed as a withdrawal. Certain nonqualified Contracts not held by individuals, such as Contracts purchased by corporate employers in connection with deferred compensation plans, will not be taxed as Annuity Contracts and increases in the value of the Contracts will be taxable in the year earned.

Premature Withdrawals    A penalty tax will apply to premature payments of Contract benefits. A penalty tax of 10% of the amount of the payment which is includible in income will be imposed on non-exempt withdrawals under individual retirement annuities, Roth IRAs, tax deferred annuities, nontransferable annuity contracts and nonqualified deferred annuities. The penalty tax increases to 25% for non-exempt withdrawals from SIMPLE IRAs within 2 years after the Owner first participates in the SIMPLE IRA plan. Payments which are exempt from the penalty tax include payments upon disability, after age 59 1/2 and for certain

Account B Prospectus

substantially equal periodic payments for life. Additional exceptions for certain large medical expenses, reimbursement of health insurance premiums paid while the Owner was unemployed, qualified education expenses and first time home purchases apply to IRAs and Roth IRAs.

Minimum Distribution Requirements    All of the Contracts are required to satisfy some form of minimum distribution requirement. A 50% excise tax applies for each violation of these requirements (except under nonqualified Contracts).

1. IRAs, SEPs, Simple IRAs, TDAs, Section 457 Plans and Nontransferable Annuities:    As a general rule, the Owner of these Contracts is required to take certain distributions during the Owner’s life and the beneficiary designated by the Owner is required to take the balance of the Contract Value within certain specified periods following the Owner’s death.

The Owner must take the first required distribution by the “required beginning date” and subsequent required distributions by December 31 of that year and each year thereafter. Payments must be calculated according to the Uniform Table provided in IRS regulations, which provides divisors based on the joint life expectancy of the Owner and an assumed beneficiary who is ten years younger. Where the beneficiary is the Owner’s spouse, as defined under federal tax law, and the spouse is more than ten years younger than the Owner, distributions may be based upon their joint life expectancy instead of the Uniform Table. The required beginning date for IRAs, SEPs and Simple IRAs is April 1 of the calendar year following the calendar year the Owner attains age 70 1/2. The required beginning date for TDAs, Section 457 plans and nontransferable annuities is April 1 of the calendar year following the calendar year in which the Owner attains age 70 1 /2 or retires, if later.

Upon the death of the Owner, the Owner’s beneficiary must take distributions under one of two main rules: (1) the life expectancy rule, or (2) the five year rule.

(1) Life Expectancy Rule:    A beneficiary may take distributions based on the beneficiary’s life or life expectancy. Generally, distributions must commence by December 31 of the year following the year of the Owner’s death. (See below for exception for spouse beneficiary.)

(2) Five Year Rule:    A beneficiary may elect to withdraw the entire account balance over five years, completing distribution no later than December 31 of the year containing the fifth anniversary of the Owner’s death.

If the Owner dies on or after the required beginning date, a minimum distribution must be made for the year of death, to the extent not already paid to the Owner.

2. Spousal Exceptions:    If the designated beneficiary is the Owner’s spouse, as defined under federal tax law, the spouse may roll over the Contract into an IRA owned by the spouse or to any other plan in which the spouse participates that accepts rollovers. The spouse may then defer distributions until the spouse’s own required beginning date. Alternatively, if the spouse elects the life expectancy rule, distributions do not need to begin until December 31 of the year following the year of the Owner’s death or, if later, by the end of the year the Owner would have attained age 70 1/2.

3. Nonspouse Transfers:    A nonspouse designated beneficiary may directly roll over the death proceeds to an inherited IRA. The nonspouse designated beneficiary is then required to take distributions pursuant to the minimum distribution requirements discussed above.

4. Roth IRAs:    The Owner of a Roth IRA is not required to take required minimum distributions during the Owner’s lifetime. However, after the Owner’s death, the beneficiary designated by the Owner is required to take distributions pursuant to the minimum distribution requirements discussed above.

5. Nonqualified Contracts:    The Owner of a non-tax qualified Contract is not required to take required minimum distributions during the Owner’s lifetime. However, the designated beneficiary is required to take distributions pursuant to rules similar to the at death minimum distribution requirements for IRAs, except that the first minimum distribution is due within 12 months of the Owner’s death, instead of by December 31 of the calendar year following the year of death and the surviving spouse, as defined by federal tax law, is not required by the tax law to take any distributions during his or her lifetime, and may extend deferral by electing a spousal exchange.

Mandatory Withholding    Generally, benefit payments from tax-deferred annuities, nontransferable annuity contracts, and governmental Section 457 plans will be subject to mandatory 20% withholding unless the payments are rolled over directly to a traditional IRA or to an “eligible employer plan” that accepts rollovers. An “eligible employer plan” includes a plan qualified under Section 401(a) of the Internal Revenue Code, including a 401(k) plan, profit-sharing plan, defined benefit plan, stock bonus plan, and money purchase plan; a Section 403(a) annuity plan; a Section 403(b) tax-deferred annuity; and a governmental Section 457 plan. Exceptions apply if benefits are paid in substantially equal installments over the life or life expectancy of the employee (or of the employee and the employee’s beneficiary) or over a period of 10 years or more, or are “required minimum distributions” because these payments are not eligible to be rolled over.

Taxation of Northwestern Mutual

We may charge the appropriate Contracts with their shares of any tax liability which may result from the maintenance or operation of the Divisions of the Separate Account. We are currently making no charge. (See “Deductions.”)

Other Considerations

You should understand that the tax rules for annuities and qualified plans, including but not limited to Plan provisions, payments and deductions and taxation of distributions from such Plans and Trusts, as set forth in the Code and the regulations relating thereto, are complex and cannot be readily summarized. Furthermore, special rules are applicable in many situations, and prospective purchasers desiring to adopt

Account B Prospectus

an HR-10 pension or profit-sharing plan or trust should consult qualified tax counsel. The foregoing discussion does not address special rules applicable in many situations, rules governing Contracts issued or purchase payments made in past years, current legislative proposals, or state or other law. This tax discussion is intended for the promotion of Northwestern Mutual Life products. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor. Before you purchase a Contract, we advise you to consult qualified tax counsel.

Contract Owner Services

Automatic Dollar-Cost Averaging    The Dollar-Cost Averaging Plan is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of money (expressed in whole percentages and in amounts of at least $100) into the Divisions over a period of time by systematically and automatically transferring, on a monthly, quarterly, semi-annual, or annual basis, specified dollar amounts from the Money Market Division into the other Division(s). This allows you to potentially reduce the risk of investing most of your Purchase Payments into the Divisions at a time when prices are high. Transfers will end either when the amount in the Money Market Division is depleted or when you notify us to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging Plan. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Electronic Funds Transfer (“EFT”)    Another convenient way to invest using the dollar-cost averaging approach is through our EFT Plan. These automatic withdrawals allow you to add Purchase Payments to the Division(s) within your traditional IRA, Roth IRA, SEP IRA, or non-tax qualified Contract on a regular monthly basis through payments drawn directly on your checking account. There is no charge for the EFT service.

A program of regular investing cannot assure a profit or protect against loss in a declining market.

Systematic Withdrawal Plan    You can arrange to have regular amounts of money sent to you while your Contract is still in the accumulation phase. Our Systematic Withdrawal Plan allows you to automatically redeem Accumulation Units to generate monthly payments. The withdrawals may be taken either proportionately from each investment option or from specific investment options you designate except that proportionate deductions are not made from a multi-year Guaranteed Account unless amounts in the other investment options are insufficient to cover the requested withdrawal. Systematic withdrawals continue until at least one of the following occurs: (1) the amount in any of the selected Portfolios or Guaranteed Accounts is depleted; (2) less than 100 Accumulation Units remain in the Contract; (3) a systematic withdrawal plan terminates; (4) when the final amount is distributed and there is no value left in the Contract (in which case the Contract will terminate); or (5) you terminate systematic withdrawals. We may deduct a withdrawal charge from any amount you withdraw in excess of your free withdrawal amount, and you may have to pay income taxes and tax penalties on amounts you receive. There is no charge for the Systematic Withdrawal Plan service. We reserve the right to modify or terminate this Systematic Withdrawal Plan at any time.

Automatic Required Minimum Distributions (“RMD”)    For IRAs, SEP Plans, SIMPLE IRA Plans, 403(b) Plans, and Nontransferable Annuities, you can arrange for annual required minimum distributions to be sent to you automatically once you turn age 70 1/2.

Special Withdrawal Privilege    You can withdraw 10% of the Contract’s accumulation value without a surrender charge, if the Contract has at least a $10,000 balance, beginning on the first Contract anniversary.

Portfolio Rebalancing    To help you maintain your asset allocation over time, we offer a rebalancing service. This will automatically readjust your current investment option allocations, on a periodic basis (i.e., monthly, quarterly, semi-annually, or annually), back to the allocation percentages you have selected. There is no charge for this Portfolio Rebalancing feature. We reserve the right to modify or terminate this Portfolio Rebalancing feature at any time. If you transfer between underlying investment options, automatic portfolio rebalancing (“APR”) will ordinarily end and you will need to make a new APR election if you want APR to continue.

Only Contracts with accumulation values of $10,000 or more or those Contracts that have been annuitized are eligible. Portfolio rebalancing may only be used with the variable, not the fixed, investment options. A program of regular investing cannot assure a profit or protect against loss in a declining market.

Interest Sweeps    If you select this service we will automatically sweep or transfer interest from the GIF 1 to any combination of Divisions. Interest earnings can be swept monthly, quarterly, semi-annually or annually. Transfers (which must be expressed in whole percentages) will end either on a date you specify or when the amount of interest being transferred is less than $25, whichever is earlier.

Account B Prospectus

Only Contracts with $10,000 or more in the GIF 1 are eligible. (Interest sweeps are not available for amounts in the GIF 8.) The amount and timing restrictions that ordinarily apply to transfers between the GIF 1 and the investment Divisions do not apply to interest sweeps.

Owner Inquiries and Instructions    Get up-to-date information about your Contract at your convenience with your Contract number and your Personal Identification Number (PIN). Call Northwestern Mutual Express toll-free at 1-800-519-4665 to review contract values and unit values, transfer among investment options, change the allocation and obtain Division performance information. You can also visit our website (www.northwesternmutual.com) to access Division performance information, forms for routine service, and daily unit values for Contracts you own with your User ID and password. Eligible Contract Owners may also set up certain electronic payments, transfer invested assets among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please contact us at 1-888-455-2232.

The submission of transfer instructions by telephone or through our website (“Electronic Instructions”) must be made in accordance with our then current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. We reserve the right to limit, modify, suspend, or terminate the ability to make transfers via Electronic Instructions.

Householding    To reduce costs, we now send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Owner residing in a household). If you are a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-888-455-2232.

Additional Information

The Distributor    We sell the Contracts through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter of the Contracts, and has entered into a Distribution Agreement with us.

Under the Distribution Agreement, the Company receives all sales loads and withdrawal charges, and pays NMIS an annual fee based upon NMIS’ actual expenses in the performance of the services NMIS performs under the Distribution Agreement, including all compensation payable to its registered representatives. Commissions paid to the agents on sales of the Contracts are calculated partly as a percentage of purchase payments and partly as a percentage of Contract values for each Contract year.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

Because registered representatives of the Distributor are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, Distributor's registered representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Contracts may help registered representatives and/or their managers qualify for such compensation and benefits. Certain of the Distributor's registered representatives may receive other payments from us for the recruitment, development, training, and supervision of Financial Representatives, production of

Account B Prospectus

promotional literature, and similar services. Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup sales expenses through fees and charges deducted under the Contract.

Terminal Illness Benefit    Withdrawal charges are waived if the Primary Annuitant is terminally ill (as defined in the Terminal Illness Benefit Rider) and has a life expectancy of 12 months (or whatever period that may be required under applicable state law) or less. No withdrawal charge will be waived if the determination of terminal illness is made before the Contract was issued. No Purchase Payments may be made to the Contract once proof of terminal illness is provided to the Company.

Nursing Home Benefit    Withdrawal charges are waived after the first Contract anniversary if the Primary Annuitant’s confinement is medically necessary for at least 90 consecutive days (or whatever period that may be required under applicable state law) on a 24 hour per day basis in a licensed nursing facility or hospital (as defined in the Nursing Home Benefit Rider). No withdrawal charge will be waived if the confinement began before the Contract was issued. No Purchase Payments may be made to the Contract once proof of confinement is provided to the Company. A request for waiver of withdrawal charges must be made no later than 90 days (or whatever period that may be required under applicable state law) following the date confinement ended.

The Terminal Illness and Nursing Home Benefits are not available in Massachusetts, New Jersey, and New York.

Voting Rights    As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from (i) the Owners of Accumulation Units supported by assets of that Division; and (ii) the payees receiving payments under Variable Income Plans supported by assets of that Division. Periodic reports relating to the Portfolios, proxy material, and a form (on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Account corresponding to the Accumulation Units credited to his Contract, or the number of shares of the Portfolio held in the Account representing the actuarial liability under the Variable Income Plan, as the case may be) will be made available to each Owner or payee. The number of shares will increase from year to year as additional purchase payments are made by the Contract Owner; after a Variable Income Plan is in effect, the number of shares will decrease from year to year as the remaining actuarial liability declines. We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Contract Owners and payees. Because of this proportional voting requirement, it is possible that a small number of Contract Owners and payees could determine the outcome of a particular vote.

Dividends    This Contract is eligible to share in the divisible surplus, if any, of the Company, except while payments are being made under a Variable Income Plan. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus credited to your Contract is referred to as a “dividend.” There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company's approach is subject to change. There is no guarantee of a divisible surplus. Even if there is a divisible surplus, the payment of a dividend on this Contract is not guaranteed. It is not expected that any dividends will be payable on this Contract, except, possibly, on certain fixed installment plans.

We will credit dividends, if any, attributable to your Contract on the Contract anniversary. Dividends, if any, credited prior to the Maturity Date will be applied as a Net Purchase Payment on the Contract anniversary unless the Owner elects to have the dividend paid in cash. However, if the NYSE is closed on the Contract Anniversary, the amount of any dividend will be applied as of the next Valuation Date after the Contract anniversary. Dividends, if any, applied as a Net Purchase Payment will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

For the back-load Contracts we reduce expense charges by converting Class B Accumulation Units to Class A Accumulation Units on larger, older Contracts. (See “Mortality Rate and Expense Risk Charges.”) The Contracts issued prior to March 31, 2000, do not include this conversion feature, and we currently pay dividends on some of those Contracts. (See “Dividends for Contracts Issued Prior to March 31, 2000.”)

Dividends for Contracts Issued Prior to March 31, 2000      During the year 2010 we are paying dividends on approximately 38% of the inforce variable annuity contracts we issued prior to March 31, 2000. Dividends are not guaranteed to be paid in future years. The dividend amount is volatile since it is based on the average variable Contract Value which is defined as the value of the Accumulation Units on the last Contract anniversary adjusted to reflect any transactions since that date which increased or decreased the Contract’s interest in the Account. Dividends on these variable annuities arise principally as a result of more favorable expense experience than that which we assumed in determining deductions. Such favorable experience is generated primarily by older and/or larger Contracts, which have a mortality and expense risk charge of at least 0.75%. In general, we are not paying dividends on Contracts with an average variable Contract Value of less than $25,000. Approximately 80% of those with a value above $25,000 will receive dividends. The expected dividend payout for the year 2010 represents about 0.61% of the average variable Contract Value for those Contracts that will receive dividends. The maximum dividend we are paying on a specific Contract is about 0.75%.

We credit any dividend for a Contract on the anniversary date of that Contract. We apply the dividend as a net purchase

Account B Prospectus

payment unless you elect to have the dividend paid in cash. In the case of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Internal Revenue Code, dividends cannot be paid in cash but must be applied as Net Purchase Payments under the Contract.

Internal Annuity Exchanges    As a matter of current practice, which we may limit or stop at any time in our discretion, we permit owners of certain fixed and variable annuity contracts that we have previously issued to exchange those contracts for front-load or back-load Contracts without paying a second charge for sales expenses. Such exchanges are not intended to be available for all owners, as they may not be in a particular owner’s best interest. We are not presently charging an administrative fee on these transactions. We permit only one such transaction in any 12-month period.

In general, amounts exchanged from a contract with a withdrawal charge to a new back-load Contract are not assessed a withdrawal charge when the exchange is effected; rather, premium payments are placed in the same withdrawal charge category under the new back-load Contract as they were before the exchange (any appreciation attributable to the premium payments is not subject to withdrawal charges). A similar rule applies to amounts exchanged from a front-load Contract to a new back-load Contract (i.e., no withdrawal charge or sales load will be charged on premium payments and any appreciation attributable thereto that are exchanged into a new back-load Contract) and to amounts exchanged from a front-load Contract to a new front-load Contract (i.e., no second front-load will be charged on amounts exchanged from an existing front-load Contract to a new front-load Contract). We may also allow internal exchanges on back-load Contracts when (i) there are no applicable withdrawal charges on the Contract being exchanged, and (ii) the exchange involves a rollover from a qualified plan to an IRA or another qualified plan or a consolidation into an existing or new front-load Contract. Fixed annuity contracts, which are not described in this prospectus, are available in exchange for the Contracts on a comparable basis.

Legal Proceedings    Northwestern Mutual, like other life insurance companies, generally is involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Contract, on the Separate Account, or on NMIS and its ability to perform its duties as underwriter for the Separate Account.

Table of Contents for Statement of Additional Information

Page
DISTRIBUTION OF THE CONTRACTS	B-3
DETERMINATION OF ANNUITY PAYMENTS	B-3
Amount of Annuity Payments	B-3
Annuity Unit Value	B-3
Illustrations of Variable Annuity Payments	B-4
VALUATION OF ASSETS OF THE ACCOUNT	B-4

Account B Prospectus

TO: The Northwestern Mutual Life Insurance Company

Investment Products & Services Department

Room W07SW

720 East Wisconsin Avenue

Milwaukee, WI 53202

Please send a Statement of Additional Information for NML Variable Annuity Account B to:

Name

Address

City                                                                                                                                  State                           Zip

APPENDIX A—Prior Contracts

To the extent not otherwise described below, or specifically described elsewhere in this prospectus, the material features of prior series of these Contracts are consistent with the current series of Contracts as described in this prospectus.

FEATURES OF PRIOR CONTRACTS	JJ/KK	Non-Qualified Account 1	LL/MM	QQ
				Front Load Contract	Back Load Contract
Dates Offered (Subject to State Approval)	11/1/1968 - 12/16/1981	12/17/1981 - 4/30/1983	12/17/1981 - 3/30/1995	3/31/1995-3/30/2000
Front Load	Cumulative purchase payments for the contract year are subject to the following front-end loads: •8% first $5,000 •4% next $20,000 •2% next $75,000 •1% on amounts over $100,000	Cumulative purchase payments are subject to the following front-end loads: •3% first $25,000 •2% next $75,000 •1% on amounts over $100,000	Not Applicable	Cumulative purchase payments are subject to the following front-end loads: •4.00% first $100,000 •2.00% next $400,000 •1.00% next $500,000 •0.50% on amounts over $1,000,000	Not Applicable
Withdrawal Charge (Back Load)	Not Applicable	Not Applicable

Cumulative purchase payments are subject to the following withdrawal charges:

•8% of the first $25,000

•4% of the next $75,000

•2% on amounts over $100,000

On each anniversary, the charge reduces 1%. Withdrawal charges are waived as described in the prospectus (See “Waiver of Withdrawal Charges”) except that such charges will be waived if proceeds are settled under a fixed life income plan on or after the 10th contract anniversary, or if proceeds are settled anytime under a variable life income or period certain income plan for a period of 5 or more years.

Not Applicable

Cumulative purchase payments are subject to the following withdrawal charges:

•8.00% of the first $100,000

•4.00% of the next $400,000

•2.00% on the next $500,000

•1.00% on amounts over $1,000,000

On each anniversary, the charge reduces 1%. Waiver of withdrawal charges is consistent with current series.

Account B Prospectus

FEATURES OF PRIOR CONTRACTS	JJ/KK	Non-Qualified Account 1	LL/MM	QQ
				Front Load Contract	Back Load Contract
Annual Mortality Rate/ Annuity Rate & Expense Guarantee Charge (Applied daily against the unit value of each variable investment division.)	Accumulation Units: Maximum: 1% Current: 0.75%	Accumulation Units: Maximum: 1% Current: 0.75%	Accumulation Units: Maximum: 1.50% Current: 1.25%	Accumulation Units: Maximum: 0.75% Current: 0.40% Annuity Units: Maximum: 0.75% Current: 0.00%	Accumulation Units: Maximum: 1.50% Current: 1.25% Annuity Units: Maximum: 1.50% Current: 1.25%

Annual Contract Fee	None	The contract fee is lesser of $30 or 1% of accumulation value at the anniversary, but it is waived in a manner consistent with the current series.		The contract fee is consistent with the current series.
Amount of the Death Benefit

Annuitant Dies on or After 75th birthday:

•The payment at death will be the value of the Accumulation Units determined as of the close of business on the valuation date on which proof of death is received in the Home Office, or if later the date on which a method of payment is elected.

Annuitant Dies Before 75th birthday:

•The payment at death will not be less than the total considerations, excluding those for the Disability Waiver of Consideration Benefit, paid under the contract; less any amounts returned in a surrender of a portion of the Accumulation Value.

Annuitant Dies on or After 75th birthday:

•The payment at death will be the Accumulation Value of the contract determined on the Valuation Date on which proof of death is received in the Home Office, or if later the date on which a method of payment is elected.

Annuitant Dies Before 75th birthday:

•The death benefit will not be less than the total Purchase Payments paid under the contract, less any amounts withdrawn under the contract.

Distribution of the Death Benefit	Upon receipt in the Home Office of satisfactory proof of the death of the Annuitant before the maturity date payment of the death benefit will be paid to the beneficiary. The Owner may name or change a beneficiary while the Annuitant is living; or during the first 60 days after the death of the Annuitant, if the Annuitant was not the Owner immediately prior to the Annuitant’s death. A change made during this 60 days cannot be revoked. If the Owner is the Annuitant and dies before the Contract’s Maturity Date, each beneficiary may elect to continue his or her respective portion of the death proceeds to a new (current series) Contract through an internal exchange. If the Owner is not the Annuitant and the Annuitant dies before the maturity Date, the Death Benefit becomes payable to the Owner; however, if the Owner and the Beneficiary are the same, the Owner may elect to exchange the death proceeds to a a new (current series) Contract through an internal exchange, or elect any other settlement choice available.

Withdrawal Charge Free Amount	Not Applicable	Not Applicable	LL Series: There is no “withdrawal charge free” amount. MM Series issued before 1991: There is no “withdrawal charge free” amount.	Not Applicable	A “withdrawal charge free” amount is available under a Contract if the Contract Value is at least $10,000 on the Contract anniversary preceding the withdrawal. For each Contract year after the first one, the withdrawal charge free amount is the lesser of 1) the excess of the Accumulation Value over the total of Net Purchase Payments paid up to the date of the withdrawal; and (2) 10% of the Accumulation Value on the last Contract anniversary.

Account B Prospectus

FEATURES OF PRIOR CONTRACTS	JJ/KK	Non-Qualified Account 1	LL/MM		QQ
					Front Load Contract	Back Load Contract
Waiver of Withdrawal Charge on Payment Plans	Not Applicable	Not Applicable	LL Series Withdrawal charge is not waived on benefits paid under a fixed life income payment plan.	MM Series There is no withdrawal charge on benefits paid under a fixed life income payment plan that takes effect on or after the tenth anniversary of the contract.	Not Applicable	The waiver of withdrawal charge on payment plans is consistent with the current series.
Maximum Maturity Age	By Company practice, and as state law allows, the maximum maturity age is 98.
Fixed Options	The rates, payment plans, transfer restrictions, and other features of the Fixed Options vary from series to series and state to state. See your Contract for details.

Expense Examples for Prior Contracts

The following Examples apply to contracts previously issued by the Company and are calculated under the same assumptions as the Examples for the current Contract. (See “Examples”). Although your actual costs may be higher or lower than those shown below, based on these assumptions, your costs would be as follows:

JJ/KK Series Contracts Issued Prior to December 17, 1981

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$805	$1,341	$1,902	$3,421
Minimum Total Annual Portfolio Operating Expenses	$716	$961	$1,225	$1,978

Nonqualified Account 1 Contracts Issued After December 17, 1981 and Prior to April 30, 1983

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$517	$1,080	$1,668	$3,259
Minimum Total Annual Portfolio Operating Expenses	$425	$688	$972	$1,778
Annual contract fee is reflected as	0.05%

LL/MM Series Contracts Issued After December 16, 1981 and Prior to March 31, 1995

Assuming a surrender or annuitization, just before the end of each time period, to a Fixed Income Plan prior to the 10th contract anniversary or a period certain income plan for a period of less than 5 years; i.e., where a withdrawal charge would apply

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$1,073	$1,552	$2,055	$3,521
Minimum Total Annual Portfolio Operating Expenses	$979	$1,155	$1,355	$2,074

Assuming no surrender, no annuitization or assuming an annuitization to a fixed life income plan on or after the 10th contract anniversary, or if the proceeds are settled anytime under a variable life income or period certain income plan for a period of 5 or more years

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$273	$952	$1,655	$3,521
Minimum Total Annual Portfolio Operating Expenses	$179	$555	$955	$2,074
Annual contract fee is reflected as	0.05%

QQ Series Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000

Back-Load Contract—(assuming a surrender or annuitization, just before the end of each time period, to a Fixed Income Plan with a certain period of less than 12 years; i.e., where a withdrawal charge would apply)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$1,073	$1,552	$2,055	$3,521
Minimum Total Annual Portfolio Operating Expenses	$979	$1,155	$1,355	$2,074

Account B Prospectus

Back-Load Contract—(assuming no surrender, no annuitization, or assuming an annuitization to a Variable Income Plan; i.e., where a withdrawal charge would not apply)

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$273	$952	$1,655	$3,521
Minimum Total Annual Portfolio Operating Expenses	$179	$555	$955	$2,074

Front-Load Contract

	1 Year	3 Years	5 Years	10 Years
Maximum Total Annual Portfolio Operating Expenses	$586	$1,088	$1,615	$3,054
Minimum Total Annual Portfolio Operating Expenses	$495	$697	$915	$1,542

	Front-Load Contract	Back-Load Contract
Annual contract fee is reflected as	0.01%	0.05%

Account B Prospectus

APPENDIX B—Accumulation Unit Values

The tables on the following pages present the Accumulation Unit Values for Contracts offered by means of this prospectus as well as contracts no longer offered for sale. The contracts no longer offered for sale are different in certain material respects from contracts offered currently. The values shown below for back-load version contracts issued on or after December 17, 1981 and prior to March 31, 2000 are calculated on the same basis as those for the Class B Accumulation Units for the back-load version Contracts described in this prospectus. Accumulation Units Values set forth below for front-load version Contracts issued on or after March 31, 2000 reflect the values of front-load version Accumulation Units as well as back-load version Class A Accumulation Units. See “Application of Purchase Payments,” “Mortality Rate and Expense Risk Charges—Reduction of the Charges” and “Withdrawal Charges—Withdrawal Charge Rates” for additional information regarding Class A and Class B Accumulation Units under the back-load version Contracts. Number of units outstanding are shown in thousands.

Accumulation Unit Values

Contracts Issued on or After March 31, 2000

Northwestern Mutual Series Fund, Inc.

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Growth Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.816	$0.598	$0.983	$0.905	$0.830	$0.774	$0.730	$0.616	$0.783	$0.917
Number of Units Outstanding	48,351	46,640	46,147	46,701	39,674	35,021	30,217	25,303	17,374	8,815
Back-Load Version Class B
Accumulation Unit Value	$2.415	$1.782	$2.952	$2.738	$2.530	$2.378	$2.258	$1.922	$2.458	$2.902
Number of Units Outstanding	16,839	18,772	20,146	20,009	18,419	17,211	15,099	12,076	8,560	3,640
Focused Appreciation Division(b)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.846	$1.302	$2.182	$1.729	$1.657	$1.423	$1.195	—	—	—
Number of Units Outstanding	31,060	25,872	18,527	11,850	6,925	1,560	519	—	—	—
Back-Load Version Class B
Accumulation Unit Value	$1.756	$1.248	$2.107	$1.682	$1.624	$1.405	$1.189	—	—	—
Number of Units Outstanding	28,140	24,791	19,436	13,463	9,031	2,270	705	—	—	—
Large Cap Core Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.788	$0.612	$1.004	$0.925	$0.834	$0.773	$0.718	$0.582	$0.814	$0.887
Number of Units Outstanding	35,049	33,045	32,611	29,213	22,647	18,169	14,589	12,643	10,592	3,883
Back-Load Version Class B
Accumulation Unit Value	$1.928	$1.510	$2.495	$2.316	$2.103	$1.963	$1.838	$1.500	$2.116	$2.323
Number of Units Outstanding	15,622	15,871	16,386	15,000	12,870	11,171	8,667	7,080	5,243	1,644
Large Cap Blend Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.702	$0.554	$0.932	—	—	—	—	—	—	—
Number of Units Outstanding	15,314	10,060	3,985	—	—	—	—	—	—	—
Back-Load Version Class B
Accumulation Unit Value	$0.688	$0.547	$0.927	—	—	—	—	—	—	—
Number of Units Outstanding	13,723	8,394	4,423	—	—	—	—	—	—	—
Index 500 Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.844	$0.671	$1.069	$1.019	$0.886	$0.850	$0.772	$0.604	$0.779	$0.888
Number of Units Outstanding	133,649	116,229	105,296	90,982	77,651	61,872	47,611	37,988	29,925	15,753
Back-Load Version Class B
Accumulation Unit Value	$3.935	$3.152	$5.062	$4.862	$4.258	$4.116	$3.765	$2.968	$3.857	$4.432
Number of Units Outstanding	34,147	31,586	31,380	28,369	24,291	21,294	17,487	12,797	8,435	3,226
Large Company Value Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.703	$0.585	$0.937	—	—	—	—	—	—	—
Number of Units Outstanding	13,160	7,808	2,518	—	—	—	—	—	—	—
Back-Load Version Class B
Accumulation Unit Value	$0.689	$0.578	$0.932	—	—	—	—	—	—	—
Number of Units Outstanding	11,997	5,269	2,012	—	—	—	—	—	—	—

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Domestic Equity Division(c)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.090	$0.846	$1.382	$1.483	$1.279	$1.189	$1.023	$0.765	$0.976	—
Number of Units Outstanding	72,730	68,313	59,035	45,350	29,644	16,305	9,478	5,903	1,364	—
Back-Load Version Class B
Accumulation Unit Value	$1.024	$0.800	$1.317	$1.424	$1.237	$1.159	$1.005	$0.757	$0.973	—
Number of Units Outstanding	57,619	58,923	55,793	43,645	30,531	20,214	12,004	6,507	1,486	—
Equity Income Division(b)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.412	$1.139	$1.783	$1.735	$1.464	$1.412	$1.232	—	—	—
Number of Units Outstanding	30,620	25,467	20,225	14,204	9,704	5,022	1,764	—	—	—
Back-Load Version Class B
Accumulation Unit Value	$1.343	$1.091	$1.722	$1.688	$1.435	$1.394	$1.226	—	—	—
Number of Units Outstanding	26,380	23,592	19,983	13,568	8,407	4,089	1,306	—	—	—
Mid Cap Growth Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.821	$0.625	$1.048	$0.873	$0.840	$0.795	$0.700	$0.564	$0.719	$0.902
Number of Units Outstanding	44,364	42,061	42,132	39,982	39,040	33,381	27,993	24,744	19,894	10,356
Back-Load Version Class B
Accumulation Unit Value	$4.844	$3.713	$6.275	$5.265	$5.106	$4.871	$4.319	$3.507	$4.504	$5.692
Number of Units Outstanding	8,452	9,319	9,999	10,069	10,031	9,593	8,470	7,000	5,064	2,023
Index 400 Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.537	$1.128	$1.778	$1.656	$1.512	$1.353	$1.169	$0.870	$1.024	$1.036
Number of Units Outstanding	33,031	30,392	29,412	27,816	25,993	22,284	18,362	15,677	11,324	4,844
Back-Load Version Class B
Accumulation Unit Value	$1.797	$1.328	$2.111	$1.980	$1.822	$1.642	$1.430	$1.072	$1.271	$1.295
Number of Units Outstanding	31,057	34,471	37,360	36,837	34,052	31,408	26,857	20,322	13,127	4,693
Mid Cap Value Division(b)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.474	$1.202	$1.861	$1.873	$1.644	$1.567	$1.327	—	—	—
Number of Units Outstanding	12,803	10,759	9,723	6,817	4,908	2,640	964	—	—	—
Back-Load Version Class B
Accumulation Unit Value	$1.402	$1.152	$1.797	$1.823	$1.612	$1.548	$1.321	—	—	—
Number of Units Outstanding	11,505	11,290	10,677	7,446	4,897	2,684	802	—	—	—
Small Cap Growth Stock Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.026	$0.786	$1.408	$1.292	$1.217	$1.100	$0.931	$0.703	$0.866	$0.904
Number of Units Outstanding	44,629	41,975	37,656	35,415	30,102	24,517	19,736	17,111	13,883	7,317
Back-Load Version Class B
Accumulation Unit Value	$2.063	$1.593	$2.873	$2.656	$2.521	$2.296	$1.957	$1.489	$1.848	$1.945
Number of Units Outstanding	22,600	23,632	24,053	23,162	20,417	18,720	16,083	12,980	9,860	4,278
Index 600 Stock Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.798	$0.641	$0.938	—	—	—	—	—	—	—
Number of Units Outstanding	6,218	4,911	1,461	—	—	—	—	—	—	—
Back-Load Version Class B
Accumulation Unit Value	$0.783	$0.633	$0.933	—	—	—	—	—	—	—
Number of Units Outstanding	4,783	2,954	1,399	—	—	—	—	—	—	—
Small Cap Value Division(c)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.770	$1.388	$1.941	$1.967	$1.696	$1.590	$1.283	$0.954	$1.015	—
Number of Units Outstanding	30,128	26,805	24,816	20,300	14,197	10,192	6,110	3,723	969	—
Back-Load Version Class B
Accumulation Unit Value	$1.662	$1.313	$1.850	$1.889	$1.641	$1.550	$1.260	$0.944	$1.012	—
Number of Units Outstanding	31,224	30,311	29,608	25,149	19,704	16,176	11,022	6,525	1,215	—

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

(c)	The initial investment was made on July 31, 2001.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
International Growth Division(c)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.377	$1.124	$2.098	$1.873	$1.549	$1.319	$1.091	$0.789	$0.904	—
Number of Units Outstanding	36,165	32,932	28,186	23,426	16,537	8,522	4,571	2,245	502	—
Back-Load Version Class B
Accumulation Unit Value	$1.293	$1.063	$2.000	$1.798	$1.499	$1.286	$1.071	$0.780	$0.901	—
Number of Units Outstanding	37,404	35,555	32,885	27,221	19,828	13,009	7,405	3,186	602	—
Research International Core Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.782	$0.601	$1.051	—	—	—	—	—	—	—
Number of Units Outstanding	9,828	6,128	2,396	—	—	—	—	—	—	—
Back-Load Version Class B
Accumulation Unit Value	$0.767	$0.594	$1.046	—	—	—	—	—	—	—
Number of Units Outstanding	7,437	4,663	1,958	—	—	—	—	—	—	—
International Equity Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.461	$1.103	$1.973	$1.679	$1.289	$1.162	$0.979	$0.700	$0.852	$0.996
Number of Units Outstanding	115,708	101,360	85,278	67,877	49,599	33,307	22,004	16,907	13,406	5,686
Back-Load Version Class B
Accumulation Unit Value	$3.089	$2.350	$4.233	$3.630	$2.808	$2.550	$2.163	$1.560	$1.912	$2.251
Number of Units Outstanding	47,103	45,779	41,695	34,179	25,910	20,066	14,221	10,599	6,861	2,538
Emerging Markets Equity Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.935	$0.554	$1.243	—	—	—	—	—	—	—
Number of Units Outstanding	19,438	11,405	4,011	—	—	—	—	—	—	—
Back-Load Version Class B
Accumulation Unit Value	$0.917	$0.547	$1.237	—	—	—	—	—	—	—
Number of Units Outstanding	18,492	10,917	5,273	—	—	—	—	—	—	—
Money Market Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.275	$1.271	$1.244	$1.187	$1.138	$1.110	$1.100	$1.092	$1.080	$1.044
Number of Units Outstanding	67,658	69,700	44,760	29,832	21,791	20,994	20,833	25,726	21,133	10,539
Back-Load Version Class B
Accumulation Unit Value	$3.029	$3.044	$3.000	$2.885	$2.786	$2.739	$2.734	$2.735	$2.724	$2.655
Number of Units Outstanding	25,936	29,545	16,718	13,064	11,895	11,071	12,115	13,767	9,318	2,855
Short-Term Bond Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.120	$1.050	$1.027	—	—	—	—	—	—	—
Number of Units Outstanding	10,703	3,565	1,270	—	—	—	—	—	—	—
Back-Load Version Class B
Accumulation Unit Value	$1.098	$1.037	$1.022	—	—	—	—	—	—	—
Number of Units Outstanding	8,621	4,070	866	—	—	—	—	—	—	—
Select Bond Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.796	$1.651	$1.607	$1.518	$1.470	$1.446	$1.387	$1.321	$1.185	$1.079
Number of Units Outstanding	160,992	144,566	152,581	117,537	83,749	55,244	38,035	27,367	13,121	3,378
Back-Load Version Class B
Accumulation Unit Value	$11.852	$10.973	$10.761	$10.242	$9.996	$9.902	$9.572	$9.188	$8.300	$7.615
Number of Units Outstanding	18,712	18,790	20,153	15,961	12,616	9,266	7,244	5,161	2,098	267
Long-Term U.S. Government Bond Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.192	$1.288	$1.072	—	—	—	—	—	—	—
Number of Units Outstanding	12,702	10,395	2,190	—	—	—	—	—	—	—
Back-Load Version Class B
Accumulation Unit Value	$1.168	$1.272	$1.066	—	—	—	—	—	—	—
Number of Units Outstanding	13,310	13,184	2,228	—	—	—	—	—	—	—

(a)	The initial investment was made on April 30, 2007.

(c)	The initial investment was made on July 31, 2001.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Inflation Protection Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.143	$1.045	$1.065	—	—	—	—	—	—	—
Number of Units Outstanding	18,186	10,273	1,983	—	—	—	—	—	—	—
Back-Load Version Class B
Accumulation Unit Value	$1.121	$1.032	$1.059	—	—	—	—	—	—	—
Number of Units Outstanding	15,985	8,156	1,938	—	—	—	—	—	—	—
High Yield Bond Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.781	$1.231	$1.573	$1.544	$1.414	$1.402	$1.249	$0.973	$1.007	$0.963
Number of Units Outstanding	29,603	27,971	28,431	23,167	17,734	12,460	9,025	6,138	4,079	1,352
Back-Load Version Class B
Accumulation Unit Value	$2.475	$1.723	$2.219	$2.195	$2.024	$2.022	$1.815	$1.424	$1.485	$1.432
Number of Units Outstanding	18,456	18,831	20,529	17,617	14,319	11,098	8,034	4,422	2,773	681
Multi-Sector Bond Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.134	$0.934	$1.007	—	—	—	—	—	—	—
Number of Units Outstanding	26,843	15,891	5,806	—	—	—	—	—	—	—
Back-Load Version Class B
Accumulation Unit Value	$1.111	$0.922	$1.002	—	—	—	—	—	—	—
Number of Units Outstanding	20,795	12,961	5,505	—	—	—	—	—	—	—
Balanced Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.208	$1.000	$1.301	$1.232	$1.121	$1.087	$1.013	$0.863	$0.938	$0.973
Number of Units Outstanding	151,993	142,488	145,987	141,764	137,626	115,318	88,940	68,762	47,955	17,720
Back-Load Version Class B
Accumulation Unit Value	$8.553	$7.131	$9.345	$8.915	$8.175	$7.990	$7.499	$6.435	$7.047	$7.368
Number of Units Outstanding	19,303	21,594	23,443	22,277	21,497	19,496	15,788	11,764	8,427	2,560
Asset Allocation Division(c)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.277	$1.010	$1.453	$1.335	$1.220	$1.146	$1.047	$0.872	$0.977	—
Number of Units Outstanding	36,177	38,605	37,123	35,603	31,536	24,763	14,611	8,285	1,019	—
Back-Load Version Class B
Accumulation Unit Value	$1.199	$0.955	$1.385	$1.282	$1.181	$1.117	$1.028	$0.863	$0.974	—
Number of Units Outstanding	48,373	52,211	54,392	52,817	47,586	39,113	25,358	12,266	1,831	—

(a)	The initial investment was made on April 30, 2007.

(c)	The initial investment was made on July 31, 2001.

Fidelity® Variable Insurance Products

	December 31
	2009	2008	2007	2006	2005	2004	2003
VIP Mid Cap Division(b)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.190	$1.575	$2.621	$2.284	$2.042	$1.739	$1.402
Number of Units Outstanding	32,399	28,531	22,728	16,727	9,414	4,314	746
Back-Load Version Class B
Accumulation Unit Value	$2.083	$1.510	$2.531	$2.222	$2.002	$1.717	$1.395
Number of Units Outstanding	30,039	28,377	24,997	19,211	11,269	5,623	1,628
VIP Contrafund® Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.856	$0.635	$1.114	—	—	—	—
Number of Units Outstanding	37,432	24,650	7,531	—	—	—	—
Back-Load Version Class B
Accumulation Unit Value	$0.839	$0.627	$1.109	—	—	—	—
Number of Units Outstanding	29,565	19,609	7,326	—	—	—	—

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 2000 (continued)

Neuberger Berman Advisers Management Trust

	December 31
	2009	2008	2007
Socially Responsive Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.800	$0.612	$1.015
Number of Units Outstanding	4,013	2,546	1,125
Back-Load Version Class B
Accumulation Unit Value	$0.784	$0.604	$1.010
Number of Units Outstanding	3,503	2,401	1,107

(a)	The initial investment was made on April 30, 2007.

Russell Investment Funds

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Multi-Style Equity Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.818	$0.625	$1.058	$0.963	$0.859	$0.804	$0.736	$0.574	$0.751	$0.880
Number of Units Outstanding	62,161	63,381	61,921	54,471	41,347	29,717	19,067	13,019	9,523	3,416
Back-Load Version Class B
Accumulation Unit Value	$0.803	$0.619	$1.054	$0.967	$0.869	$0.820	$0.756	$0.594	$0.783	$0.925
Number of Units Outstanding	50,708	54,356	53,356	48,318	40,125	31,971	22,290	14,504	9,084	3,280
Aggressive Equity Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.112	$0.851	$1.498	$1.455	$1.274	$1.204	$1.055	$0.728	$0.904	$0.930
Number of Units Outstanding	16,502	15,967	15,783	14,356	11,504	8,675	5,457	3,936	3,416	1,645
Back-Load Version Class B
Accumulation Unit Value	$1.206	$0.929	$1.648	$1.614	$1.423	$1.355	$1.196	$0.832	$1.040	$1.079
Number of Units Outstanding	13,502	14,367	14,140	12,897	10,819	9,443	6,635	4,017	2,556	963
Non-U.S. Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.996	$0.791	$1.381	$1.261	$1.025	$0.906	$0.770	$0.557	$0.660	$0.851
Number of Units Outstanding	48,665	47,712	43,996	38,407	26,779	17,253	9,843	7,745	6,653	3,081
Back-Load Version Class B
Accumulation Unit Value	$1.150	$0.920	$1.618	$1.488	$1.219	$1.085	$0.929	$0.678	$0.809	$1.050
Number of Units Outstanding	34,177	35,561	35,449	30,938	24,145	17,208	10,707	7,623	4,874	2,126
Real Estate Securities Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$2.590	$2.019	$3.204	$3.828	$2.832	$2.519	$1.877	$1.375	$1.331	$1.241
Number of Units Outstanding	33,487	27,986	24,272	22,135	17,289	12,230	7,967	6,056	3,359	971
Back-Load Version Class B
Accumulation Unit Value	$2.255	$1.771	$2.832	$3.408	$2.541	$2.277	$1.710	$1.262	$1.231	$1.156
Number of Units Outstanding	34,423	31,813	30,822	29,853	25,025	20,380	13,868	9,469	4,572	890
Core Bond Division
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.691	$1.467	$1.529	$1.433	$1.389	$1.368	$1.314	$1.244	$1.149	$1.075
Number of Units Outstanding	45,842	46,153	52,370	41,461	28,397	17,183	9,361	7,159	4,757	1,207
Back-Load Version Class B
Accumulation Unit Value	$1.571	$1.373	$1.442	$1.362	$1.329	$1.319	$1.277	$1.218	$1.133	$1.068
Number of Units Outstanding	40,465	41,709	44,802	35,796	26,987	18,500	11,676	7,729	4,019	1,019

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 2000 (continued)

Russell Investment Funds LifePoints® Variable Target Portfolio Series

	December 31
	2009	2008	2007
Moderate Strategy Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$1.001	$0.822	$1.032
Number of Units Outstanding	14,143	8,273	3,083
Back-Load Version Class B
Accumulation Unit Value	$0.981	$0.811	$1.027
Number of Units Outstanding	9,449	6,786	1,973
Balanced Strategy Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.925	$0.741	$1.024
Number of Units Outstanding	47,456	33,565	14,162
Back-Load Version Class B
Accumulation Unit Value	$0.907	$0.732	$1.019
Number of Units Outstanding	37,239	24,886	11,027
Growth Strategy Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.851	$0.665	$1.018
Number of Units Outstanding	29,645	21,352	11,860
Back-Load Version Class B
Accumulation Unit Value	$0.834	$0.657	$1.013
Number of Units Outstanding	25,073	17,429	7,120
Equity Growth Strategy Division(a)
Front-Load Version and Back-Load Version Class A
Accumulation Unit Value	$0.774	$0.595	$1.009
Number of Units Outstanding	8,940	7,487	4,776
Back-Load Version Class B
Accumulation Unit Value	$0.759	$0.587	$1.004
Number of Units Outstanding	7,294	5,040	1,667

(a)	The initial investment was made on April 30, 2007.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000

Northwestern Mutual Series Fund, Inc.

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Growth Stock Division
Front-Load Version
Accumulation Unit Value	$2.528	$1.851	$3.039	$2.794	$2.560	$2.387	$2.246	$1.896	$2.405	$2.815
Number of Units Outstanding	10,072	12,347	13,977	15,924	18,117	20,678	23,255	25,489	30,388	33,454
Back-Load Version
Accumulation Unit Value	$2.415	$1.782	$2.952	$2.738	$2.530	$2.378	$2.258	$1.922	$2.458	$2.902
Number of Units Outstanding	30,063	33,365	37,186	41,412	47,037	52,298	56,587	59,195	63,541	65,153
Focused Appreciation Division(b)
Front-Load Version
Accumulation Unit Value	$1.858	$1.310	$2.192	$1.735	$1.661	$1.425	$1.196	—	—	—
Number of Units Outstanding	3,829	4,015	4,211	2,593	2,201	780	299	—	—	—
Back-Load Version
Accumulation Unit Value	$1.756	$1.248	$2.107	$1.682	$1.624	$1.405	$1.189	—	—	—
Number of Units Outstanding	11,984	11,507	9,833	8,523	6,090	1,386	612	—	—	—
Large Cap Core Stock Division
Front-Load Version
Accumulation Unit Value	$2.018	$1.567	$2.568	$2.363	$2.128	$1.970	$1.828	$1.480	$2.069	$2.253
Number of Units Outstanding	8,929	10,824	12,674	13,913	15,804	18,168	20,623	23,653	29,263	32,089
Back-Load Version
Accumulation Unit Value	$1.928	$1.510	$2.495	$2.316	$2.103	$1.963	$1.838	$1.500	$2.116	$2.323
Number of Units Outstanding	30,485	33,324	37,203	41,253	46,115	50,391	54,319	57,394	65,286	67,400
Large Cap Blend Division(a)
Front-Load Version
Accumulation Unit Value	$0.704	$0.555	$0.932	—	—	—	—	—	—	—
Number of Units Outstanding	1,708	1,066	410	—	—	—	—	—	—	—
Back-Load Version
Accumulation Unit Value	$0.688	$0.547	$0.927	—	—	—	—	—	—	—
Number of Units Outstanding	3,690	2,825	1,133	—	—	—	—	—	—	—
Index 500 Stock Division
Front-Load Version
Accumulation Unit Value	$2.724	$2.164	$3.445	$3.281	$2.849	$2.731	$2.477	$1.936	$2.495	$2.843
Number of Units Outstanding	21,820	24,817	28,047	31,587	36,385	41,728	46,363	51,159	59,351	65,635
Back-Load Version
Accumulation Unit Value	$3.935	$3.152	$5.062	$4.862	$4.258	$4.116	$3.765	$2.968	$3.857	$4.432
Number of Units Outstanding	46,935	51,653	57,495	63,143	70,635	77,596	82,632	86,075	93,733	97,164
Large Company Value Division(a)
Front-Load Version
Accumulation Unit Value	$0.705	$0.586	$0.938	—	—	—	—	—	—	—
Number of Units Outstanding	1,004	656	210	—	—	—	—	—	—	—
Back-Load Version
Accumulation Unit Value	$0.689	$0.578	$0.932	—	—	—	—	—	—	—
Number of Units Outstanding	3,412	1,940	960	—	—	—	—	—	—	—
Domestic Equity Division(c)
Front-Load Version
Accumulation Unit Value	$1.099	$0.852	$1.391	$1.491	$1.284	$1.193	$1.025	$0.766	$0.976	—
Number of Units Outstanding	11,612	13,240	13,718	12,985	11,451	9,424	7,382	5,596	1,938	—
Back-Load Version
Accumulation Unit Value	$1.024	$0.800	$1.317	$1.424	$1.237	$1.159	$1.005	$0.757	$0.973	—
Number of Units Outstanding	26,279	28,199	29,462	27,904	22,639	17,957	13,170	9,479	2,436	—
Equity Income Division(b)
Front-Load Version
Accumulation Unit Value	$1.421	$1.145	$1.791	$1.742	$1.468	$1.414	$1.233	—	—	—
Number of Units Outstanding	3,953	3,629	3,736	3,156	2,442	1,568	795	—	—	—
Back-Load Version
Accumulation Unit Value	$1.343	$1.091	$1.722	$1.688	$1.435	$1.394	$1.226	—	—	—
Number of Units Outstanding	10,632	10,304	10,708	8,981	6,905	4,292	1,742	—	—	—
Mid Cap Growth Stock Division
Front-Load Version
Accumulation Unit Value	$2.586	$1.966	$3.294	$2.740	$2.635	$2.492	$2.191	$1.764	$2.247	$2.815
Number of Units Outstanding	13,106	15,151	17,171	19,965	23,529	26,953	30,457	33,978	39,699	43,573
Back-Load Version
Accumulation Unit Value	$4.844	$3.713	$6.275	$5.265	$5.106	$4.871	$4.319	$3.507	$4.504	$5.692
Number of Units Outstanding	24,804	27,325	30,352	34,262	39,052	43,360	46,942	49,786	54,333	55,935

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

(c)	The initial investment was made on July 31, 2001.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Index 400 Stock Division
Front-Load Version
Accumulation Unit Value	$1.967	$1.442	$2.272	$2.113	$1.928	$1.723	$1.488	$1.106	$1.300	$1.314
Number of Units Outstanding	6,985	7,918	9,542	11,290	12,510	14,082	15,074	15,907	16,642	14,867
Back-Load Version
Accumulation Unit Value	$1.797	$1.328	$2.111	$1.980	$1.822	$1.642	$1.430	$1.072	$1.271	$1.295
Number of Units Outstanding	21,145	24,136	27,597	30,218	32,424	33,816	33,698	32,533	27,949	22,153
Mid Cap Value Division(b)
Front-Load Version
Accumulation Unit Value	$1.484	$1.209	$1.869	$1.880	$1.649	$1.570	$1.328	—	—	—
Number of Units Outstanding	1,901	2,038	2,090	1,726	1,494	1,108	566	—	—	—
Back-Load Version
Accumulation Unit Value	$1.402	$1.152	$1.797	$1.823	$1.612	$1.548	$1.321	—	—	—
Number of Units Outstanding	5,504	5,483	5,699	4,518	3,773	2,380	915	—	—	—
Small Cap Growth Stock Division
Front-Load Version
Accumulation Unit Value	$2.259	$1.729	$3.093	$2.835	$2.668	$2.409	$2.036	$1.536	$1.891	$1.973
Number of Units Outstanding	5,240	5,983	6,717	8,073	9,281	10,258	11,600	12,240	15,922	16,125
Back-Load Version
Accumulation Unit Value	$2.063	$1.593	$2.873	$2.656	$2.521	$2.296	$1.957	$1.489	$1,848	$1.945
Number of Units Outstanding	15,369	16,766	18,521	21,454	23,442	24,369	25,653	25,391	26,052	24,930
Index 600 Stock Division(a)
Front-Load Version
Accumulation Unit Value	$0.801	$0.642	$0.938	—	—	—	—	—	—	—
Number of Units Outstanding	1,095	731	502	—	—	—	—	—	—	—
Back-Load Version
Accumulation Unit Value	$0.783	$0.633	$0.933	—	—	—	—	—	—	—
Number of Units Outstanding	1,697	1,031	698	—	—	—	—	—	—	—
Small Cap Value Division(c)
Front-Load Version
Accumulation Unit Value	$1.785	$1.398	$1.954	$1.978	$1.704	$1.596	$1.286	$0.955	$1.016	—
Number of Units Outstanding	5,273	5,640	6,116	6,841	6,916	6,575	5,733	4,920	1,494	—
Back-Load Version
Accumulation Unit Value	$1.662	$1.313	$1.850	$1.889	$1.641	$1.550	$1.260	$0.944	$1.012	—
Number of Units Outstanding	13,965	14,701	16,168	15,927	15,290	13,639	10,684	8,560	2,002	—
International Growth Division(c)
Front-Load Version
Accumulation Unit Value	$1.388	$1.132	$2.112	$1.883	$1.556	$1.324	$1.093	$0.790	$0.904	—
Number of Units Outstanding	5,138	5,849	6,225	6,121	5,170	3,439	2,421	1,818	893	—
Back-Load Version
Accumulation Unit Value	$1.293	$1.063	$2.000	$1.798	$1.499	$1.286	$1.071	$0.780	$0.901	—
Number of Units Outstanding	15,934	16,063	17,012	15,892	12,046	7,118	4,200	2,170	478	—
Research International Core Division(a)
Front-Load Version
Accumulation Unit Value	$0.785	$0.602	$1.052	—	—	—	—	—	—	—
Number of Units Outstanding	977	666	297	—	—	—	—	—	—	—
Back-Load Version
Accumulation Unit Value	$0.767	$0.594	$1.046	—	—	—	—	—	—	—
Number of Units Outstanding	2,698	2,088	1,101	—	—	—	—	—	—	—
International Equity Division
Front-Load Version
Accumulation Unit Value	$2.874	$2.168	$3.872	$3.293	$2.526	$2.274	$1.913	$1.368	$1.663	$1.941
Number of Units Outstanding	17,405	19,782	22,093	23,182	23,971	25,002	26,200	28,874	43,787	36,295
Back-Load Version
Accumulation Unit Value	$3.089	$2.350	$4.233	$3.630	$2.808	$2.550	$2.163	$1.560	$1.912	$2.251
Number of Units Outstanding	44,277	48,122	52,562	54,239	55,369	55,703	57,187	59,524	63,465	65,230
Emerging Markets Equity Division(a)
Front-Load Version
Accumulation Unit Value	$0.938	$0.555	$1.244	—	—	—	—	—	—	—
Number of Units Outstanding	2,892	1,680	1,030	—	—	—	—	—	—	—
Back-Load Version
Accumulation Unit Value	$0.917	$0.547	$1.237	—	—	—	—	—	—	—
Number of Units Outstanding	7,147	4,478	2,851	—	—	—	—	—	—	—

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

(c)	The initial investment was made on July 31, 2001.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Money Market Division
Front-Load Version
Accumulation Unit Value	$1.642	$1.636	$1.599	$1.525	$1.460	$1.423	$1.409	$1.397	$1.380	$1.333
Number of Units Outstanding	17,201	20,774	16,364	16,466	14,678	15,028	21,077	42,941	38,574	58,572
Back-Load Version
Accumulation Unit Value	$3.029	$3.044	$3.000	$2.885	$2.786	$2.739	$2.734	$2.735	$2.724	$2.655
Number of Units Outstanding	17,979	21,270	16,994	14,881	14,379	16,071	21,525	27,441	25,637	20,230
Short-Term Bond Division(a)
Front-Load Version
Accumulation Unit Value	$1.123	$1.052	$1.028	—	—	—	—	—	—	—
Number of Units Outstanding	1,355	576	257	—	—	—	—	—	—	—
Back-Load Version
Accumulation Unit Value	$1.098	$1.037	$1.022	—	—	—	—	—	—	—
Number of Units Outstanding	3,755	1,785	480	—	—	—	—	—	—	—
Select Bond Division
Front-Load Version
Accumulation Unit Value	$2.455	$2.253	$2.191	$2.068	$2.001	$1.966	$1.884	$1.793	$1.606	$1.461
Number of Units Outstanding	20,581	22,630	26,188	25,499	25,506	26,068	29,003	33,758	31,705	28,493
Back-Load Version
Accumulation Unit Value	$11.852	$10.973	$10.761	$10.242	$9.996	$9.902	$9.572	$9.188	$8.300	$7.615
Number of Units Outstanding	10,225	10,606	11,711	11,244	11,006	10,696	11,538	12,269	10,114	8,459
Long-Term U.S. Government Bond Division(a)
Front-Load Version
Accumulation Unit Value	$1.195	$1.290	$1.073	—	—	—	—	—	—	—
Number of Units Outstanding	1,215	1,170	241	—	—	—	—	—	—	—
Back-Load Version
Accumulation Unit Value	$1.168	$1.272	$1.066	—	—	—	—	—	—	—
Number of Units Outstanding	4,599	6,092	752	—	—	—	—	—	—	—
Inflation Protection Division(a)
Front-Load Version
Accumulation Unit Value	$1.146	$1.046	$1.065	—	—	—	—	—	—	—
Number of Units Outstanding	2,475	1,788	473	—	—	—	—	—	—	—
Back-Load Version
Accumulation Unit Value	$1.121	$1.032	$1.059	—	—	—	—	—	—	—
Number of Units Outstanding	5,642	4,675	1,190	—	—	—	—	—	—	—
High Yield Bond Division
Front-Load Version
Accumulation Unit Value	$2.629	$1.815	$2.317	$2.273	$2.079	$2.058	$1.833	$1.426	$1.474	$1.409
Number of Units Outstanding	5,917	7,388	8,523	9,178	9,781	10,660	12,057	13,151	15,352	15,642
Back-Load Version
Accumulation Unit Value	$2.475	$1.723	$2.219	$2.195	$2.024	$2.022	$1.815	$1.424	$1.485	$1.432
Number of Units Outstanding	16,496	17,990	20,460	21,431	23,264	24,343	25,166	25,851	27,704	28,262
Multi-Sector Bond Division(a)
Front-Load Version
Accumulation Unit Value	$1.137	$0.935	$1.008	—	—	—	—	—	—	—
Number of Units Outstanding	2,443	1,568	610	—	—	—	—	—	—	—
Back-Load Version
Accumulation Unit Value	$1.111	$0.922	$1.002	—	—	—	—	—	—	—
Number of Units Outstanding	5,895	3,548	1,642	—	—	—	—	—	—	—
Balanced Division
Front-Load Version
Accumulation Unit Value	$2.638	$2.181	$2.834	$2.681	$2.438	$2.362	$2.198	$1.871	$2.031	$2.106
Number of Units Outstanding	29,834	34,158	40,821	46,605	54,407	60,885	66,401	73,767	88,805	97,628
Back-Load Version
Accumulation Unit Value	$8.553	$7.131	$9.345	$8.915	$8.175	$7.990	$7.499	$6.435	$7.047	$7.368
Number of Units Outstanding	28,859	32,197	36,635	39,886	44,604	48,169	50,672	52,816	57,631	60,157
Asset Allocation Division(c)
Front-Load Version
Accumulation Unit Value	$1.288	$1.017	$1.462	$1.342	$1.226	$1.150	$1.050	$0.874	$0.977	—
Number of Units Outstanding	5,548	8,017	9,246	10,236	11,469	11,146	9,420	7,156	2,156	—
Back-Load Version
Accumulation Unit Value	$1.199	$0.955	$1.385	$1.282	$1.181	$1.117	$1.028	$0.863	$0.974	—
Number of Units Outstanding	21,432	23,822	24,511	25,368	25,371	22,531	18,345	10,513	2,595	—

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

(c)	The initial investment was made on July 31, 2001.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

Fidelity® Variable Insurance Products

	December 31
	2009	2008	2007	2006	2005	2004	2003
VIP Mid Cap Division(b)
Front-Load Version
Accumulation Unit Value	$2.205	$1.584	$2.633	$2.292	$2.047	$1.742	$1.403
Number of Units Outstanding	4,156	4,343	4,421	4,342	3,650	1,802	708
Back-Load Version
Accumulation Unit Value	$2.083	$1.510	$2.531	$2.222	$2.002	$1.717	$1.395
Number of Units Outstanding	12,053	11,918	12,187	11,341	8,488	4,278	1,337
VIP Contrafund® Division(a)
Front-Load Version
Accumulation Unit Value	$0.859	$0.636	$1.115	—	—	—	—
Number of Units Outstanding	3,253	2,825	1,466	—	—	—	—
Back-Load Version
Accumulation Unit Value	$0.839	$0.627	$1.109	—	—	—	—
Number of Units Outstanding	9,960	8,326	3,607	—	—	—	—

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

Neuberger Berman Advisers Management Trust

	December 31
	2009	2008	2007
Socially Responsive Division(a)
Front-Load Version
Accumulation Unit Value	$0.802	$0.613	$1.016
Number of Units Outstanding	589	499	431
Back-Load Version
Accumulation Unit Value	$0.784	$0.604	$1.010
Number of Units Outstanding	1,502	1,216	338

(a)	The initial investment was made on April 30, 2007.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After March 31, 1995 and Prior to March 31, 2000 (continued)

Russell Investment Funds

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Multi-Style Equity Division
Front-Load Version
Accumulation Unit Value	$0.879	$0.672	$1.135	$1.032	$0.919	$0.860	$0.787	$0.613	$0.801	$0.938
Number of Units Outstanding	12,050	14,726	16,812	18,421	18,470	19,989	20,288	20,046	23,334	25,693
Back-Load Version
Accumulation Unit Value	$0.803	$0.619	$1.054	$0.967	$0.869	$0.820	$0.756	$0.594	$0.783	$0.925
Number of Units Outstanding	23,084	25,272	27,233	28,369	28,813	28,757	28,254	25,858	26,373	24,592
Aggressive Equity Division
Front-Load Version
Accumulation Unit Value	$1.320	$1.008	$1.774	$1.722	$1.506	$1.422	$1.244	$0.858	$1.064	$1.094
Number of Units Outstanding	3,487	4,572	4,963	6,031	6,852	7,427	7,791	7,408	7,916	8,881
Back-Load Version
Accumulation Unit Value	$1.206	$0.929	$1.648	$1.614	$1.423	$1.355	$1.196	$0.832	$1.040	$1.079
Number of Units Outstanding	7,608	8,203	9,105	9,936	10,065	10,795	10,082	8,902	8,919	8,228
Non-U.S. Division
Front-Load Version
Accumulation Unit Value	$1.258	$0.999	$1.741	$1.588	$1.289	$1.139	$0.966	$0.699	$0.827	$1.065
Number of Units Outstanding	7,490	8,528	9,651	10,748	10,136	10,406	9,930	10,489	12,452	13,439
Back-Load Version
Accumulation Unit Value	$1.150	$0.920	$1.618	$1.488	$1.219	$1.085	$0.929	$0.678	$0.809	$1.050
Number of Units Outstanding	15,766	16,596	18,167	18,697	16,337	15,447	13,585	12,429	12,691	11,778
Real Estate Securities Division
Front-Load Version
Accumulation Unit Value	$2.468	$1.922	$3.048	$3.637	$2.688	$2.389	$1.779	$1.302	$1.259	$1.172
Number of Units Outstanding	5,534	5,849	6,402	7,721	7,881	7,813	7,182	7,295	6,201	5,029
Back-Load Version
Accumulation Unit Value	$2.255	$1.771	$2.832	$3.408	$2.541	$2.277	$1.710	$1.262	$1.231	$1.156
Number of Units Outstanding	14,776	14,913	16,376	19,207	19,189	18,041	15,820	13,381	7,837	4,955
Core Bond Division
Front-Load Version
Accumulation Unit Value	$1.719	$1.491	$1.552	$1.453	$1.407	$1.384	$1.328	$1.256	$1.159	$1.083
Number of Units Outstanding	6,258	6,818	9,019	9,297	8,883	8,824	8,808	9,417	10,027	9,765
Back-Load Version
Accumulation Unit Value	$1.571	$1.373	$1.442	$1.362	$1.329	$1.319	$1.277	$1.218	$1.133	$1.068
Number of Units Outstanding	12,949	13,540	15,498	14,562	13,013	11,122	10,202	9,786	8,767	6,770

Russell Investment Funds LifePoints® Variable Target Portfolio Series

	December 31
	2009	2008	2007
Moderate Strategy Division(a)
Front-Load Version
Accumulation Unit Value	$1.004	$0.823	$1.033
Number of Units Outstanding	1,025	942	313
Back-Load Version
Accumulation Unit Value	$0.981	$0.811	$1.027
Number of Units Outstanding	2,956	2,537	1,169
Balanced Strategy Division(a)
Front-Load Version
Accumulation Unit Value	$0.928	$0.742	$1.024
Number of Units Outstanding	2,867	2,456	1,850
Back-Load Version
Accumulation Unit Value	$0.907	$0.732	$1.019
Number of Units Outstanding	8,545	6,652	2,951
Growth Strategy Division(a)
Front-Load Version
Accumulation Unit Value	$0.854	$0.666	$1.018
Number of Units Outstanding	2,243	1,174	573
Back-Load Version
Accumulation Unit Value	$0.834	$0.657	$1.013
Number of Units Outstanding	6,748	5,538	2,887
Equity Growth Strategy Division(a)
Front-Load Version
Accumulation Unit Value	$0.776	$0.596	$1.010
Number of Units Outstanding	1,723	1,819	961
Back-Load Version
Accumulation Unit Value	$0.759	$0.587	$1.004
Number of Units Outstanding	1,715	1,634	1,509

(a)	The initial investment was made on April 30, 2007.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After December 16, 1981 and Prior to March 31, 1995

Northwestern Mutual Series Fund, Inc.

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Growth Stock Division
Accumulation Unit Value	$2.415	$1.782	$2.952	$2.738	$2.530	$2.378	$2.258	$1.922	$2.458	$2.902
Number of Units Outstanding	25,779	28,300	32,221	37,257	42,946	48,546	54,899	58,924	66,217	71,407
Focused Appreciation Division(b)
Accumulation Unit Value	$1.756	$1.248	$2.107	$1.682	$1.624	$1.405	$1.189	—	—	—
Number of Units Outstanding	15,129	15,395	12,928	11,045	7,261	2,344	1,018	—	—	—
Large Cap Core Stock Division
Accumulation Unit Value	$1.928	$1.510	$2.495	$2.316	$2.103	$1.963	$1.838	$1.500	$2.116	$2.323
Number of Units Outstanding	27,446	29,987	33,718	37,983	41,505	45,487	51,411	56,246	67,222	71,781
Large Cap Blend Division(a)
Accumulation Unit Value	$0.688	$0.547	$0.927	—	—	—	—	—	—	—
Number of Units Outstanding	5,846	4,120	1,930	—	—	—	—	—	—	—
Index 500 Stock Division
Accumulation Unit Value	$3.935	$3.152	$5.062	$4.862	$4.258	$4.116	$3.765	$2.968	$3.857	$4.432
Number of Units Outstanding	63,461	69,201	76,906	85,761	97,217	107,895	116,960	124,921	140,198	152,125
Large Company Value Division(a)
Accumulation Unit Value	$0.689	$0.578	$0.932	—	—	—	—	—	—	—
Number of Units Outstanding	4,737	3,358	1,504	—	—	—	—	—	—	—
Domestic Equity Division(c)
Accumulation Unit Value	$1.024	$0.800	$1.317	$1.424	$1.237	$1.159	$1.005	$0.757	$0.973	—
Number of Units Outstanding	37,915	40,529	42,457	40,932	34,861	27,248	20,936	15,368	2,632	—
Equity Income Division(b)
Accumulation Unit Value	$1.343	$1.091	$1.722	$1.688	$1.435	$1.394	$1.226	—	—	—
Number of Units Outstanding	18,514	18,755	19,298	15,932	12,753	7,846	3,150	—	—	—
Mid Cap Growth Stock Division
Accumulation Unit Value	$4.844	$3.713	$6.275	$5.265	$5.106	$4.871	$4.319	$3.507	$4.504	$5.692
Number of Units Outstanding	43,529	47,926	53,760	62,224	71,675	80,622	89,548	98,102	109,860	118,818
Index 400 Stock Division
Accumulation Unit Value	$1.797	$1.328	$2.111	$1.980	$1.822	$1.642	$1.430	$1.072	$1.271	$1.295
Number of Units Outstanding	25,187	28,439	32,059	33,940	37,125	38,984	38,975	37,757	33,195	26,410
Mid Cap Value Division(b)
Accumulation Unit Value	$1.402	$1.152	$1.797	$1.823	$1.612	$1.548	$1.321	—	—	—
Number of Units Outstanding	7,628	7,949	8,566	6,837	6,016	4,227	1,778	—	—	—
Small Cap Growth Stock Division
Accumulation Unit Value	$2.063	$1.593	$2.873	$2.656	$2.521	$2.296	$1.957	$1.489	$1.848	$1.945
Number of Units Outstanding	16,798	18,409	20,826	23,864	26,493	27,675	29,757	30,160	33,099	34,272
Index 600 Stock Division(a)
Accumulation Unit Value	$0.783	$0.633	$0.933	—	—	—	—	—	—	—
Number of Units Outstanding	2,846	1,836	905	—	—	—	—	—	—	—
Small Cap Value Division(c)
Accumulation Unit Value	$1.662	$1.313	$1.850	$1.889	$1.641	$1.550	$1.260	$0.944	$1.012	—
Number of Units Outstanding	20,513	21,473	23,096	23,566	22,652	21,144	18,088	13,871	2,822	—
International Growth Division(c)
Accumulation Unit Value	$1.293	$1.063	$2.000	$1.798	$1.499	$1.286	$1.071	$0.780	$0.901	—
Number of Units Outstanding	21,183	22,242	23,946	22,377	17,034	10,790	6,595	3,341	562	—
Research International Core Division(a)
Accumulation Unit Value	$0.767	$0.594	$1.046	—	—	—	—	—	—	—
Number of Units Outstanding	4,232	2,980	1,927	—	—	—	—	—	—	—
International Equity Division
Accumulation Unit Value	$3.089	$2.350	$4.233	$3.630	$2.808	$2.550	$2.163	$1.560	$1.912	$2.251
Number of Units Outstanding	74,624	80,885	89,762	92,866	95,439	98,793	103,922	112,474	125,487	136,786
Emerging Markets Equity Division(a)
Accumulation Unit Value	$0.917	$0.547	$1.237	—	—	—	—	—	—	—
Number of Units Outstanding	13,381	7,860	4,677	—	—	—	—	—	—	—
Money Market Division
Accumulation Unit Value	$3.029	$3.044	$3.000	$2.885	$2.786	$2.739	$2.734	$2.735	$2.724	$2.655
Number of Units Outstanding	33,396	43,323	34,389	31,260	27,920	30,367	37,796	49,899	48,198	38,916
Short-Term Bond Division(a)
Accumulation Unit Value	$1.098	$1.037	$1.022	—	—	—	—	—	—	—
Number of Units Outstanding	6,142	2,282	835	—	—	—	—	—	—	—
Select Bond Division
Accumulation Unit Value	$11.852	$10.973	$10.761	$10.242	$9.996	$9.902	$9.572	$9.188	$8.300	$7.615
Number of Units Outstanding	16,193	16,685	18,508	18,012	17,241	16,400	17,984	20,034	16,893	14,470

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

(c)	The initial investment was made on July 31, 2001.

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After December 16, 1981 and Prior to March 31, 1995 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Long-Term U.S. Government Bond Division(a)
Accumulation Unit Value	$1.168	$1.272	$1.066	—	—	—	—	—	—	—
Number of Units Outstanding	8,094	9,012	1,391	—	—	—	—	—	—	—
Inflation Protection Division(a)
Accumulation Unit Value	$1.121	$1.032	$1.059	—	—	—	—	—	—	—
Number of Units Outstanding	9,802	5,973	1,196	—	—	—	—	—	—	—
High Yield Bond Division
Accumulation Unit Value	$2.475	$1.723	$2.219	$2.195	$2.024	$2.022	$1.815	$1.424	$1.485	$1.432
Number of Units Outstanding	16,246	17,421	19,203	19,117	19,826	20,062	20,664	18,691	20,388	20,853
Multi-Sector Bond Division(a)
Accumulation Unit Value	$1.111	$0.922	$1.002	—	—	—	—	—	—	—
Number of Units Outstanding	8,938	5,330	2,685	—	—	—	—	—	—	—
Balanced Division
Accumulation Unit Value	$8.553	$7.131	$9.345	$8.915	$8.175	$7.990	$7.499	$6.435	$7.047	$7.368
Number of Units Outstanding	120,585	132,204	147,561	161,709	177,506	191,592	204,666	217,113	237,544	253,369
Asset Allocation Division(c)
Accumulation Unit Value	$1.199	$0.955	$1.385	$1.282	$1.181	$1.117	$1.028	$0.863	$0.974	—
Number of Units Outstanding	37,148	39,348	45,279	47,364	45,798	41,085	31,855	20,094	4,917	—

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

(c)	The initial investment was made on July 31, 2001.

Fidelity® Variable Insurance Products

	December 31
	2009	2008	2007	2006	2005	2004	2003
VIP Mid Cap Division(b)
Accumulation Unit Value	$2.083	$1.510	$2.531	$2.222	$2.002	$1.717	$1.395
Number of Units Outstanding	16,578	17,225	17,858	16,883	13,056	6,684	2,590
VIP Contrafund® Division(a)
Accumulation Unit Value	$0.839	$0.627	$1.109	—	—	—	—
Number of Units Outstanding	12,669	9,969	5,141	—	—	—	—

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

Neuberger Berman Advisers Management Trust

	December 31
	2009	2008	2007
Socially Responsive Division(a)
Accumulation Unit Value	$0.784	$0.604	$1.010
Number of Units Outstanding	1,423	963	398

(a)	The initial investment was made on April 30, 2007.

Russell Investment Funds

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Multi-Style Equity Division
Accumulation Unit Value	$0.803	$0.619	$1.054	$0.967	$0.869	$0.820	$0.756	$0.594	$0.783	$0.925
Number of Units Outstanding	22,867	25,157	26,496	27,908	26,359	26,557	23,379	22,004	23,790	22,597
Aggressive Equity Division
Accumulation Unit Value	$1.206	$0.929	$1.648	$1.614	$1.423	$1.355	$1.196	$0.832	$1.040	$1.079
Number of Units Outstanding	9,076	10,259	12,088	13,343	12,818	13,767	12,921	9,413	9,890	10,041
Non-U.S. Division
Accumulation Unit Value	$1.150	$0.920	$1.618	$1.488	$1.219	$1.085	$0.929	$0.678	$0.809	$1.050
Number of Units Outstanding	19,057	20,493	22,195	22,678	18,647	16,879	14,034	13,477	13,605	14,090
Real Estate Securities Division
Accumulation Unit Value	$2.255	$1.771	$2.832	$3.408	$2.541	$2.277	$1.710	$1.262	$1.231	$1.156
Number of Units Outstanding	19,170	19,153	20,824	25,441	24,169	23,286	19,387	16,347	9,256	5,200
Core Bond Division
Accumulation Unit Value	$1.571	$1.373	$1.442	$1.362	$1.329	$1.319	$1.277	$1.218	$1.134	$1.068
Number of Units Outstanding	16,593	17,152	19,502	17,940	15,507	12,951	11,930	10,481	7,626	4,950

Account B Prospectus

Accumulation Unit Values

Contracts Issued on or After December 16, 1981 and Prior to March 31, 1995 (continued)

Russell Investment Funds LifePoints® Variable Target Portfolio Series

	December 31
	2009	2008	2007
Moderate Strategy Division(a)
Accumulation Unit Value	$0.981	$0.811	$1.027
Number of Units Outstanding	6,226	3,856	1,308
Balanced Strategy Division(a)
Accumulation Unit Value	$0.907	$0.732	$1.019
Number of Units Outstanding	14,345	10,785	3,903
Growth Strategy Division(a)
Accumulation Unit Value	$0.834	$0.657	$1.013
Number of Units Outstanding	7,221	5,603	3,684
Equity Growth Strategy Division(a)
Accumulation Unit Value	$0.759	$0.587	$1.004
Number of Units Outstanding	4,872	4,795	3,034

(a)	The initial investment was made on April 30, 2007.

Account B Prospectus

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981

Northwestern Mutual Series Fund, Inc.

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Growth Stock Division
Accumulation Unit Value	$2.612	$1.918	$3.161	$2.917	$2.682	$2.509	$2.369	$2.007	$2.554	$3.000
Number of Units Outstanding	280	307	327	365	455	484	595	517	656	677
Focused Appreciation Division(b)
Accumulation Unit Value	$1.816	$1.284	$2.157	$1.713	$1.646	$1.417	$1.193	—	—	—
Number of Units Outstanding	217	304	250	101	43	13	8	—	—	—
Large Cap Core Stock Division
Accumulation Unit Value	$2.085	$1.625	$2.672	$2.467	$2.229	$2.071	$1.929	$1.567	$2.198	$2.402
Number of Units Outstanding	198	274	303	262	374	468	409	427	544	566
Large Cap Blend Division(a)
Accumulation Unit Value	$0.697	$0.552	$0.930	—	—	—	—	—	—	—
Number of Units Outstanding	35	18	5	—	—	—	—	—	—	—
Index 500 Stock Division
Accumulation Unit Value	$4.329	$3.450	$5.513	$5.269	$4.591	$4.417	$4.020	$3.153	$4.077	$4.661
Number of Units Outstanding	3,873	4,074	4,544	5,337	6,058	6,906	7,432	7,721	8,787	9,314
Large Company Value Division(a)
Accumulation Unit Value	$0.698	$0.583	$0.936	—	—	—	—	—	—	—
Number of Units Outstanding	14	31	25	—	—	—	—	—	—	—
Domestic Equity Division(c)
Accumulation Unit Value	$1.068	$0.830	$1.360	$1.463	$1.265	$1.179	$1.017	$0.762	$0.976	—
Number of Units Outstanding	257	300	404	595	372	338	293	256	—	—
Equity Income Division(b)
Accumulation Unit Value	$1.388	$1.123	$1.762	$1.720	$1.454	$1.406	$1.230	—	—	—
Number of Units Outstanding	146	144	208	205	277	278	67	—	—	—
Mid Cap Growth Stock Division
Accumulation Unit Value	$5.330	$4.065	$6.835	$5.706	$5.506	$5.227	$4.611	$3.725	$4.760	$5.986
Number of Units Outstanding	281	321	360	421	569	671	742	801	947	1,013
Index 400 Stock Division
Accumulation Unit Value	$1.896	$1.394	$2.204	$2.058	$1.884	$1.689	$1.464	$1.092	$1.288	$1.306
Number of Units Outstanding	242	318	405	443	571	512	470	505	478	361
Mid Cap Value Division(b)
Accumulation Unit Value	$1.450	$1.185	$1.839	$1.856	$1.633	$1.561	$1.325	—	—	—
Number of Units Outstanding	95	134	115	73	67	37	25	—	—	—
Small Cap Growth Stock Division
Accumulation Unit Value	$2.177	$1.672	$3.001	$2.760	$2.607	$2.362	$2.003	$1.517	$1.873	$1.961
Number of Units Outstanding	167	146	200	296	271	288	262	313	381	403
Index 600 Stock Division(a)
Accumulation Unit Value	$0.793	$0.638	$0.936	—	—	—	—	—	—	—
Number of Units Outstanding	47	6	4	—	—	—	—	—	—	—
Small Cap Value Division(c)
Accumulation Unit Value	$1.734	$1.363	$1.911	$1.941	$1.678	$1.577	$1.275	$0.951	$1.014	—
Number of Units Outstanding	251	265	317	299	236	282	316	185	—	—
International Growth Division(c)
Accumulation Unit Value	$1.348	$1.103	$2.065	$1.848	$1.532	$1.308	$1.084	$0.786	$0.903	—
Number of Units Outstanding	233	256	393	286	122	172	76	17	—	—
Research International Core Division(a)
Accumulation Unit Value	$0.777	$0.599	$1.050	—	—	—	—	—	—	—
Number of Units Outstanding	68	48	16	—	—	—	—	—	—	—
International Equity Division
Accumulation Unit Value	$3.358	$2.541	$4.555	$3.887	$2.992	$2.703	$2.282	$1.637	$1.997	$2.339
Number of Units Outstanding	851	865	970	1,024	975	1,041	1,035	1,093	1,273	1,337
Emerging Markets Equity Division(a)
Accumulation Unit Value	$0.929	$0.552	$1.241	—	—	—	—	—	—	—
Number of Units Outstanding	112	71	102	—	—	—	—	—	—	—
Money Market Division
Accumulation Unit Value	$3.485	$3.484	$3.416	$3.269	$3.141	$3.073	$3.052	$3.038	$3.011	$2.919
Number of Units Outstanding	391	458	313	264	316	400	417	731	1,044	1,002

(a)	The initial investment was made on April 30, 2007.

(b)	The initial investment was made on May 1, 2003.

(c)	The initial investment was made on July 31, 2001.

Account B Prospectus

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981 (continued)

Northwestern Mutual Series Fund, Inc. (continued)

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Short-Term Bond Division(a)
Accumulation Unit Value	$1.113	$1.046	$1.026	—	—	—	—	—	—	—
Number of Units Outstanding	68	2	—	—	—	—	—	—	—	—
Select Bond Division
Accumulation Unit Value	$13.637	$12.562	$12.257	$11.608	$11.273	$11.111	$10.688	$10.207	$9.175	$8.376
Number of Units Outstanding	450	458	427	454	503	540	609	664	684	744
Long-Term U.S. Government Bond Division(a)
Accumulation Unit Value	$1.184	$1.283	$1.070	—	—	—	—	—	—	—
Number of Units Outstanding	32	31	—	—	—	—	—	—	—	—
Inflation Protection Division(a)
Accumulation Unit Value	$1.136	$1.040	$1.063	—	—	—	—	—	—	—
Number of Units Outstanding	75	71	22	—	—	—	—	—	—	—
High Yield Bond Division
Accumulation Unit Value	$2.677	$1.855	$2.376	$2.338	$2.146	$2.132	$1.905	$1.487	$1.543	$1.480
Number of Units Outstanding	144	147	169	158	127	133	130	122	88	111
Multi-Sector Bond Division(a)
Accumulation Unit Value	$1.126	$0.930	$1.006	—	—	—	—	—	—	—
Number of Units Outstanding	16	35	23	—	—	—	—	—	—	—
Balanced Division
Accumulation Unit Value	$9.838	$8.162	$10.642	$10.101	$9.217	$8.963	$8.370	$7.147	$7.788	$8.102
Number of Units Outstanding	1,953	2,140	2,352	2,584	2,894	3,202	3,377	3,566	4,202	4,691
Asset Allocation Division(c)
Accumulation Unit Value	$1.251	$0.992	$1.430	$1.317	$1.207	$1.137	$1.041	$0.869	$0.976	—
Number of Units Outstanding	352	440	348	472	615	295	287	297	6	—
(a) The initial investment was made on April 30, 2007. (b) The initial investment was made on May 1, 2003. (c) The initial investment was made on July 31, 2001. Fidelity® Variable Insurance Products
	December 31
	2009	2008	2007	2006	2005	2004	2003
VIP Mid Cap Division(b)
Accumulation Unit Value	$2.154	$1.553	$2.591	$2.263	$2.029	$1.732	$1.400
Number of Units Outstanding	172	174	226	208	110	108	69
VIP Contrafund® Division(a)
Accumulation Unit Value	$0.851	$0.633	$1.112	—	—	—	—
Number of Units Outstanding	113	58	93	—	—	—	—
(a) The initial investment was made on April 30, 2007. (b) The initial investment was made on May 1, 2003. Neuberger Berman Advisers Management Trust
	December 31
	2009	2008	2007
Socially Responsive Division(a)
Accumulation Unit Value	$0.795	$0.609	$1.014
Number of Units Outstanding	28	19	3

(a)	The initial investment was made on April 30, 2007.

Account B Prospectus

Accumulation Unit Values

Contracts Issued Prior to December 17, 1981 (continued)

Russell Investment Funds

	December 31
	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000
Multi-Style Equity Division
Accumulation Unit Value	$0.847	$0.650	$1.101	$1.005	$0.898	$0.844	$0.774	$0.605	$0.794	$0.932
Number of Units Outstanding	541	553	542	569	270	283	321	274	272	148
Aggressive Equity Division
Accumulation Unit Value	$1.272	$0.975	$1.721	$1.677	$1.472	$1.394	$1.224	$0.847	$1.054	$1.088
Number of Units Outstanding	216	223	186	211	95	101	122	168	154	231
Non-U.S. Division
Accumulation Unit Value	$1.213	$0.966	$1.690	$1.546	$1.260	$1.117	$0.951	$0.690	$0.820	$1.059
Number of Units Outstanding	266	274	239	266	127	96	112	100	115	95
Real Estate Securities Division
Accumulation Unit Value	$2.379	$1.859	$2.958	$3.542	$2.627	$2.343	$1.750	$1.285	$1.247	$1.165
Number of Units Outstanding	191	244	293	380	290	307	235	185	28	6
Core Bond Division
Accumulation Unit Value	$1.657	$1.442	$1.506	$1.415	$1.374	$1.357	$1.307	$1.240	$1.148	$1.077
Number of Units Outstanding	233	208	222	178	81	38	6	25	10	2
Russell Investment Funds LifePoints® Variable Target Portfolio Series

	December 31
	2009	2008	2007
Moderate Strategy Division(a)
Accumulation Unit Value	$0.994	$0.818	$1.030
Number of Units Outstanding	—	—	—
Balanced Strategy Division(a)
Accumulation Unit Value	$0.919	$0.738	$1.022
Number of Units Outstanding	300	300	—
Growth Strategy Division(a)
Accumulation Unit Value	$0.846	$0.663	$1.016
Number of Units Outstanding	—	—	—
Equity Growth Strategy Division(a)
Accumulation Unit Value	$0.769	$0.592	$1.007
Number of Units Outstanding	7	2	2

(a)	The initial investment was made on April 30, 2007.

Account B Prospectus

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2010

FLEXIBLE PAYMENT VARIABLE ANNUITY

An individual flexible payment Variable Annuity Contract (the “Contract”) for:

Individual Retirement Annuities (“IRAs”)	457 Deferred Compensation Plan Annuities
Roth IRAs	Tax Deferred Annuities
Simple IRAs	Non-Transferable Annuities
Simplified Employee Pension Plan IRAs	Nontax-Qualified Annuities

Issued by The Northwestern Mutual Life Insurance Company

and

NML Variable Annuity Account B

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Contract identified above and dated the same date as this SAI. A copy of the prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, Investment Products and Services Department, Room W07SW, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.northwesternmutual.com.

DISTRIBUTION OF THE CONTRACTS

The Contracts are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Contracts for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of the Contracts, including commissions on sales of variable annuity contracts to corporate pension plans, during each of the last three years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable annuity contracts.

Year	Amount
2009	$38,053,943
2008	$42,432,422
2007	$48,954,470

NMIS also provides certain services related to the administration of certain payment plans under the Policies. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services under an administrative services contract with us.

DETERMINATION OF ANNUITY PAYMENTS

The following discussion of the method for determining the amount of monthly annuity payments under a variable payment plan is intended to be read in conjunction with these sections of the prospectus for the Contracts: “Variable Payment Plans,” including “Description of Payment Plans,” “Amount of Annuity Payments,” and “Assumed Investment Rate”; “Dividends”; “Net Investment Factor”; and “Deductions.”

Amount of Annuity Payments The amount of the first annuity payment under a variable Payment Plan will be determined on the basis of the particular Payment Plan selected, the annuity payment rate and, for plans involving life contingencies, the Annuitant's adjusted age and sex. The amount of the first payment is the sum of the payments from each Division of the Account determined by applying the appropriate annuity payment rate to the product of the number of Accumulation Units in the Division on the effective date of the Payment Plan and the Accumulation Unit value for the Division on that date. Annuity rates currently in use are based on the 1983 a Table with Projection Scale G and age adjustment.

Variable annuity payments after the first will vary from month to month and will depend upon the number and value of Annuity Units credited to the Annuitant. After the effective date of a Payment Plan a Contract will not share in the divisible surplus of Northwestern Mutual. The number of Annuity Units in each Division is determined by dividing the amount of the first annuity payment from the Division by the value of an Annuity Unit on the effective date of the Payment Plan. The number of Annuity Units thus credited to the Annuitant in each Division remains constant throughout the annuity period. However, the value of Annuity Units in each Division will fluctuate with the investment experience of the Division.

The amount of each variable annuity payment after the first is the sum of payments from each Division determined by multiplying this fixed number of Annuity Units each month by the value of an Annuity Unit for the Division on (a) the fifth valuation date prior to the payment due date if the payment due date is a valuation date, or (b) the sixth valuation date prior to the payment due date if the payment due date is not a valuation date. To illustrate, if a payment due date falls on a Friday, Saturday or Sunday, the amount of the payment will normally be based upon the

Annuity Unit value calculated on the preceding Friday. The preceding Friday would be the fifth valuation date prior to the Friday due date, and the sixth valuation date prior to the Saturday or Sunday due dates.

Annuity Unit Value The value of an Annuity Unit for each Division was established at $1.00 as of the date operations began for that Division. The value of an Annuity Unit on any later date varies to reflect the investment experience of the Division, the Assumed Investment Rate on which the annuity rate tables are based, and the deduction for mortality rate and expense risks assumed by Northwestern Mutual.

The Annuity Unit value for each Division on any valuation date is determined by multiplying the Annuity Unit value on the immediately preceding valuation date by two factors: (a) the net investment factor for the current period for the Division; and (b) an adjustment factor to neutralize the Assumed Investment Rate used in calculating the annuity rate tables.

Illustrations of Variable Annuity Payments To illustrate the manner in which variable annuity payments are determined consider this example. Item (4) in the example shows the applicable monthly payment rate for a male, adjusted age 65, who has elected a life annuity Payment Plan with a certain period of 10 years with an Assumed Investment Rate of 3-1/2% (Plan 2, as described in the prospectus). The example is for a Contract with sex-distinct rates.

(1) Assumed number of Accumulation Units in Balanced Division on maturity date	25,000

(2) Assumed Value of an Accumulation Unit in Balanced Division at maturity	$2.000000

(3) Cash Value of Contract at maturity, (1) X (2)	$50,000

(4) Assumed applicable monthly payment rate per $1,000 from annuity rate table	$5.35

(5) Amount of first payment from Balanced Division, (3) X (4) divided by $1,000	$267.50

(6) Assumed Value of Annuity Unit in Balanced Division at maturity	$1.500000

(7) Number of Annuity Units credited in Balanced Division, (5) divided by (6)	178.33

The $50,000 value at maturity provides a first payment from the Balanced Division of $267.50, and payments thereafter of the varying dollar value of 178.33 Annuity Units. The amount of subsequent payments from the Balanced Division is determined by multiplying 178.33 units by the value of an Annuity Unit in the Balanced Division on the applicable valuation date. For example, if that unit value is $1.501000, the monthly payment from the Division will be 178.33 multiplied by $1.501000, or $267.68.

However, the value of the Annuity Unit depends entirely on the investment performance of the Division. Thus in the example above, if the net investment rate for the following month was less than the Assumed Investment Rate of 3-1/2%, the Annuity Unit would decline in value. If the Annuity Unit value declined to $1.499000 the succeeding monthly payment would then be 178.33 X $1.499000, or $267.32.

For the sake of simplicity the foregoing example assumes that all of the Annuity Units are in the Balanced Division. If there are Annuity Units in two or more Divisions, the annuity payment from each Division is calculated separately, in the manner illustrated, and the total monthly payment is the sum of the payments from the Divisions.

VALUATION OF ASSETS OF THE ACCOUNT

The value of Portfolio or Fund shares held in each Division of the Account at the time of each valuation is the redemption value of such shares at such time. If the right to redeem shares of a Portfolio or Fund has been suspended, or payment of redemption value has been postponed, for the sole purpose of computing annuity payments the shares held in the Account (and Annuity Units) may be valued at fair value as determined in good faith by the Board of Trustees of Northwestern Mutual.

TRANSFERABILITY RESTRICTIONS

Ownership of a Contract purchased as a tax-deferred annuity pursuant to Section 403(b) of the Internal Revenue Code of 1954, as amended (the “Code”) cannot be changed and the Contract cannot be sold, assigned or pledged as collateral for a loan, or for any other purpose, to any person other than Northwestern Mutual. Similar restrictions are applicable to Contracts purchased in exchange transactions by persons who have received fixed dollar policies as distributions of termination benefits from tax-qualified corporate or HR-10 plans or trusts. Ownership of a Contract purchased as an individual retirement annuity pursuant to Section 408(b) of the Code cannot be transferred except in limited circumstances involving divorce.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2009

NML Variable Annuity Account B

Financial Statements

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$244,953	$163,608	$191,283	$28,207	$769,336
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	5	44	39	14	190

Total Assets	244,958	163,652	191,322	28,221	769,526

Liabilities:
Due to Northwestern Mutual Life Insurance Company	2	48	31	14	76
Due to Participants	303	137	259	22	1,216

Total Liabilities	305	185	290	36	1,292

Total Net Assets	$244,653	$163,467	$191,032	$28,185	$768,234

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$732	$393	$413	$24	$16,764
Annuity Reserves	1	—	35	—	269
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	62,248	26,571	52,919	4,023	249,702
Annuity Reserves	683	122	899	3	2,863
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	25,463	7,115	18,020	1,202	59,429
Annuity Reserves	293	162	412	—	1,076
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	72,591	21,047	58,780	2,540	184,675
Annuity Reserves	262	252	474	12	915
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	29,762	49,722	21,440	9,981	88,678
Annuity Reserves	233	195	189	148	437
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	9,707	7,620	6,168	772	24,092
Class B Accumulation Units (9)	40,660	49,423	30,122	9,444	134,361
Annuity Reserves	200	203	135	26	340
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	1,818	642	1,026	10	4,633
Annuity Reserves	—	—	—	—	—

Total Net Assets	$244,653	$163,467	$191,032	$28,185	$768,234

(1) Investments, at cost	$249,569	$164,112	$219,546	$28,519	$846,190
(2) Shares Outstanding	127,846	96,014	171,554	40,998	330,045
(3) Accumulation Unit Value	$2.611556	$1.815897	$2.085413	$0.697498	$4.328675
Units Outstanding	280	217	198	35	3,873
(4) Accumulation Unit Value	$2.414635	$1.756290	$1.928147	$0.688193	$3.934720
Units Outstanding	25,779	15,129	27,446	5,846	63,461
(5) Accumulation Unit Value	$2.528129	$1.858395	$2.018107	$0.704021	$2.723644
Units Outstanding	10,072	3,829	8,929	1,708	21,820
(6) Accumulation Unit Value	$2.414635	$1.756290	$1.928147	$0.688193	$3.934720
Units Outstanding	30,063	11,984	30,485	3,690	46,935
(7) Accumulation Unit Value	$0.816297	$1.846196	$0.787690	$0.702168	$0.843770
Units Outstanding	36,460	26,932	27,218	14,214	105,097
(8) Accumulation Unit Value	$0.816297	$1.846196	$0.787690	$0.702168	$0.843770
Units Outstanding	11,891	4,128	7,831	1,100	28,552
(9) Accumulation Unit Value	$2.414635	$1.756290	$1.928147	$0.688193	$3.934720
Units Outstanding	16,839	28,140	15,622	13,723	34,147
(10) Accumulation Unit Value	$0.843984	$1.864749	$0.847680	$0.704978	$0.880039
Units Outstanding	2,155	344	1,210	15	5,265

The Accompanying Notes are an Integral Part of the Financial Statements.	F-2

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$24,909	$225,968	$130,495	$448,743	$209,550
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	9	79	24	76

Total Assets	24,909	225,977	130,574	448,767	209,626

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	1	43	43	86
Due to Participants	—	214	115	1,068	949

Total Liabilities	—	215	158	1,111	1,035

Total Net Assets	$24,909	$225,762	$130,416	$447,656	$208,591

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$10	$275	$203	$1,497	$459
Annuity Reserves	—	—	—	95	4
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	3,264	38,807	24,861	210,859	45,266
Annuity Reserves	3	596	242	1,667	385
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	708	12,764	5,616	33,891	13,742
Annuity Reserves	—	331	211	261	246
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	2,350	26,898	14,277	120,157	38,002
Annuity Reserves	3	253	253	467	201
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	8,479	69,804	37,785	24,876	37,075
Annuity Reserves	65	1,531	1,375	102	521
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	770	9,483	5,440	11,553	13,699
Class B Accumulation Units (9)	8,264	58,975	35,424	40,941	55,815
Annuity Reserves	26	219	254	237	275
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	967	5,826	4,475	1,053	2,901
Annuity Reserves	—	—	—	—	—

Total Net Assets	$24,909	$225,762	$130,416	$447,656	$208,591

(1) Investments, at cost	$24,385	$306,477	$161,501	$642,226	$238,542
(2) Shares Outstanding	37,012	285,674	123,927	177,790	177,585
(3) Accumulation Unit Value	$0.698224	$1.067569	$1.388401	$5.329531	$1.895826
Units Outstanding	14	257	146	281	242
(4) Accumulation Unit Value	$0.688889	$1.023538	$1.342833	$4.844155	$1.797189
Units Outstanding	4,737	37,915	18,514	43,529	25,187
(5) Accumulation Unit Value	$0.704747	$1.099244	$1.420897	$2.585928	$1.967340
Units Outstanding	1,004	11,612	3,953	13,106	6,985
(6) Accumulation Unit Value	$0.688889	$1.023538	$1.342833	$4.844155	$1.797189
Units Outstanding	3,412	26,279	10,632	24,804	21,145
(7) Accumulation Unit Value	$0.702880	$1.090162	$1.411603	$0.821144	$1.537149
Units Outstanding	12,064	64,031	26,767	30,295	24,119
(8) Accumulation Unit Value	$0.702880	$1.090162	$1.411603	$0.821144	$1.537149
Units Outstanding	1,096	8,699	3,853	14,069	8,912
(9) Accumulation Unit Value	$0.688889	$1.023538	$1.342833	$4.844155	$1.797189
Units Outstanding	11,997	57,619	26,380	8,452	31,057
(10) Accumulation Unit Value	$0.705724	$1.104003	$1.425776	$0.847659	$1.603663
Units Outstanding	1,371	5,277	3,138	1,242	1,809

The Accompanying Notes are an Integral Part of the Financial Statements.	F-3

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$58,583	$173,367	$13,580	$175,777	$158,046
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	1	24	16	11	29

Total Assets	58,584	173,391	13,596	175,788	158,075

Liabilities:
Due to Northwestern Mutual Life Insurance Company	2	28	15	15	27
Due to Participants	50	228	—	149	257

Total Liabilities	52	256	15	164	284

Total Net Assets	$58,532	$173,135	$13,581	$175,624	$157,791

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$138	$364	$37	$435	$314
Annuity Reserves	—	—	—	—	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	10,697	34,660	2,227	34,099	27,385
Annuity Reserves	102	302	74	188	203
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	2,820	11,836	876	9,414	7,133
Annuity Reserves	42	99	19	114	168
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	7,719	31,712	1,328	23,214	20,599
Annuity Reserves	22	249	2	106	153
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	16,602	35,834	4,598	45,517	41,845
Annuity Reserves	116	347	22	607	1,142
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	2,273	9,968	367	7,823	7,950
Class B Accumulation Units (9)	16,134	46,632	3,742	51,905	48,355
Annuity Reserves	56	195	—	168	183
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	1,811	937	289	2,034	2,361
Annuity Reserves	—	—	—	—	—

Total Net Assets	$58,532	$173,135	$13,581	$175,624	$157,791

(1) Investments, at cost	$78,753	$241,366	$12,325	$197,037	$219,531
(2) Shares Outstanding	59,596	121,917	17,659	125,734	150,663
(3) Accumulation Unit Value	$1.449963	$2.176579	$0.793098	$1.733862	$1.348374
Units Outstanding	95	167	47	251	233
(4) Accumulation Unit Value	$1.402378	$2.063330	$0.782515	$1.662307	$1.292776
Units Outstanding	7,628	16,798	2,846	20,513	21,183
(5) Accumulation Unit Value	$1.483921	$2.258753	$0.800512	$1.785245	$1.388361
Units Outstanding	1,901	5,240	1,095	5,273	5,138
(6) Accumulation Unit Value	$1.402378	$2.063330	$0.782515	$1.662307	$1.292776
Units Outstanding	5,504	15,369	1,697	13,965	15,934
(7) Accumulation Unit Value	$1.474198	$1.026307	$0.798404	$1.770458	$1.376884
Units Outstanding	11,261	34,916	5,759	25,709	30,391
(8) Accumulation Unit Value	$1.474198	$1.026307	$0.798404	$1.770458	$1.376884
Units Outstanding	1,542	9,713	459	4,419	5,774
(9) Accumulation Unit Value	$1.402378	$2.063330	$0.782515	$1.662307	$1.292776
Units Outstanding	11,505	22,600	4,783	31,224	37,404
(10) Accumulation Unit Value	$1.488989	$1.012887	$0.801617	$1.792926	$1.394365
Units Outstanding	1,216	925	361	1,134	1,693

The Accompanying Notes are an Integral Part of the Financial Statements.	F-4

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$21,121	$749,475	$60,183	$354,894	$36,204
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	—	75	3	74	2

Total Assets	21,121	749,550	60,186	354,968	36,206

Liabilities:
Due to Northwestern Mutual Life Insurance Company	—	58	2	286	2
Due to Participants	8	734	2	587	23

Total Liabilities	8	792	4	873	25

Total Net Assets	$21,113	$748,758	$60,182	$354,095	$36,181

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$52	$2,857	$104	$1,363	$76
Annuity Reserves	—	215	—	9	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	3,245	230,512	12,266	101,158	6,745
Annuity Reserves	63	2,261	79	510	—
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	767	50,030	2,712	28,243	1,522
Annuity Reserves	4	675	50	78	11
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	2,069	136,772	6,552	54,459	4,124
Annuity Reserves	—	639	13	210	—
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	7,178	144,585	15,393	67,176	10,159
Annuity Reserves	20	1,820	49	274	61
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	513	24,519	2,788	19,068	1,831
Class B Accumulation Units (9)	5,704	145,501	16,952	78,560	9,467
Annuity Reserves	7	577	10	263	189
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	1,491	7,795	3,214	2,724	1,996
Annuity Reserves	—	—	—	—	—

Total Net Assets	$21,113	$748,758	$60,182	$354,095	$36,181

(1) Investments, at cost	$22,097	$759,245	$55,964	$354,894	$36,321
(2) Shares Outstanding	28,236	453,129	66,944	354,894	35,321
(3) Accumulation Unit Value	$0.777293	$3.357679	$0.929114	$3.484553	$1.112881
Units Outstanding	68	851	112	391	68
(4) Accumulation Unit Value	$0.766928	$3.088982	$0.916732	$3.029029	$1.098062
Units Outstanding	4,232	74,624	13,381	33,396	6,142
(5) Accumulation Unit Value	$0.784555	$2.874424	$0.937803	$1.641929	$1.123294
Units Outstanding	977	17,405	2,892	17,201	1,355
(6) Accumulation Unit Value	$0.766928	$3.088982	$0.916732	$3.029029	$1.098062
Units Outstanding	2,698	44,277	7,147	17,979	3,755
(7) Accumulation Unit Value	$0.782487	$1.461473	$0.935316	$1.274727	$1.120307
Units Outstanding	9,173	98,931	16,457	52,699	9,068
(8) Accumulation Unit Value	$0.782487	$1.461473	$0.935316	$1.274727	$1.120307
Units Outstanding	655	16,777	2,981	14,959	1,635
(9) Accumulation Unit Value	$0.766928	$3.088982	$0.916732	$3.029029	$1.098062
Units Outstanding	7,437	47,103	18,492	25,936	8,621
(10) Accumulation Unit Value	$0.785653	$1.453155	$0.939087	$1.275502	$1.124797
Units Outstanding	1,897	5,365	3,422	2,135	1,774

The Accompanying Notes are an Integral Part of the Financial Statements.	F-5

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$921,868	$48,089	$69,541	$202,609	$79,120
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	67	8	22	16	1

Total Assets	921,935	48,097	69,563	202,625	79,121

Liabilities:
Due to Northwestern Mutual Life Insurance Company	37	7	8	7	1
Due to Participants	806	50	11	384	24

Total Liabilities	843	57	19	391	25

Total Net Assets	$921,092	$48,040	$69,544	$202,234	$79,096

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$6,136	$37	$85	$386	$19
Annuity Reserves	239	—	—	9	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	191,922	9,456	10,983	40,203	9,934
Annuity Reserves	2,886	7	64	567	20
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	50,518	1,452	2,837	15,555	2,777
Annuity Reserves	1,291	—	65	330	76
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	121,189	5,373	6,322	40,823	6,553
Annuity Reserves	910	—	6	214	21
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	246,109	13,111	18,683	43,670	28,038
Annuity Reserves	3,804	143	464	727	358
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	43,085	2,030	2,109	9,056	2,402
Class B Accumulation Units (9)	221,778	15,551	17,913	45,673	23,113
Annuity Reserves	2,340	206	146	296	57
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	28,885	674	9,867	4,725	5,728
Annuity Reserves	—	—	—	—	—

Total Net Assets	$921,092	$48,040	$69,544	$202,234	$79,096

(1) Investments, at cost	$887,994	$53,201	$68,188	$200,640	$76,176
(2) Shares Outstanding	733,972	48,138	65,419	297,518	79,678
(3) Accumulation Unit Value	$13.636697	$1.184075	$1.135677	$2.676517	$1.126472
Units Outstanding	450	32	75	144	16
(4) Accumulation Unit Value	$11.852025	$1.168325	$1.120557	$2.474733	$1.111473
Units Outstanding	16,193	8,094	9,802	16,246	8,938
(5) Accumulation Unit Value	$2.454593	$1.195150	$1.146293	$2.628681	$1.136986
Units Outstanding	20,581	1,215	2,475	5,917	2,443
(6) Accumulation Unit Value	$11.852025	$1.168325	$1.120557	$2.474733	$1.111473
Units Outstanding	10,225	4,599	5,642	16,496	5,895
(7) Accumulation Unit Value	$1.796322	$1.191986	$1.143267	$1.781106	$1.133987
Units Outstanding	137,007	10,999	16,341	24,518	24,725
(8) Accumulation Unit Value	$1.796322	$1.191986	$1.143267	$1.781106	$1.133987
Units Outstanding	23,985	1,703	1,845	5,085	2,118
(9) Accumulation Unit Value	$11.852025	$1.168325	$1.120557	$2.474733	$1.111473
Units Outstanding	18,712	13,310	15,985	18,456	20,795
(10) Accumulation Unit Value	$1.803021	$1.196794	$1.147858	$1.805518	$1.138547
Units Outstanding	16,021	563	8,596	2,617	5,031

The Accompanying Notes are an Integral Part of the Financial Statements.	F-6

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$1,774,260	$187,608	$—	$—	$—
Fidelity Variable Insurance Products	—	—	207,816	84,551	—
Neuberger Berman Advisers Management Trust	—	—	—	—	9,089
Russell Investment Funds	—	—	—	—	—
Due from Northwestern Mutual Life Insurance Company	354	36	7	1	—

Total Assets	1,774,614	187,644	207,823	84,552	9,089

Liabilities:
Due to Northwestern Mutual Life Insurance Company	276	25	2	5	—
Due to Participants	4,541	575	213	21	—

Total Liabilities	4,817	600	215	26	—

Total Net Assets	$1,769,797	$187,044	$207,608	$84,526	$9,089

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$19,214	$441	$370	$96	$22
Annuity Reserves	972	2	—	—	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	1,031,316	44,546	34,539	10,634	1,116
Annuity Reserves	21,562	1,531	141	35	8
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	78,707	7,145	9,161	2,794	472
Annuity Reserves	3,210	373	97	91	3
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	246,817	25,700	25,111	8,360	1,178
Annuity Reserves	4,583	487	317	32	2
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	122,501	36,838	62,392	29,796	2,954
Annuity Reserves	9,297	1,165	383	118	7
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	61,161	9,367	8,564	2,261	256
Class B Accumulation Units (9)	165,088	58,007	62,582	24,816	2,747
Annuity Reserves	4,785	942	241	20	3
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	584	333	3,710	5,473	321
Annuity Reserves	—	167	—	—	—

Total Net Assets	$1,769,797	$187,044	$207,608	$84,526	$9,089

(1) Investments, at cost	$2,167,056	$213,612	$246,459	$91,598	$9,632
(2) Shares Outstanding	1,387,225	196,037	8,280	4,167	751
(3) Accumulation Unit Value	$9.837658	$1.250738	$2.154124	$0.850706	$0.794755
Units Outstanding	1,953	352	172	113	28
(4) Accumulation Unit Value	$8.552615	$1.199154	$2.083395	$0.839369	$0.784155
Units Outstanding	120,585	37,148	16,578	12,669	1,423
(5) Accumulation Unit Value	$2.638175	$1.287826	$2.204535	$0.858655	$0.802191
Units Outstanding	29,834	5,548	4,156	3,253	589
(6) Accumulation Unit Value	$8.552615	$1.199154	$2.083395	$0.839369	$0.784155
Units Outstanding	28,859	21,432	12,053	9,960	1,502
(7) Accumulation Unit Value	$1.208357	$1.277200	$2.190079	$0.856407	$0.800050
Units Outstanding	101,378	28,843	28,489	34,792	3,693
(8) Accumulation Unit Value	$1.208357	$1.277200	$2.190079	$0.856407	$0.800050
Units Outstanding	50,615	7,334	3,910	2,640	320
(9) Accumulation Unit Value	$8.552615	$1.199154	$2.083395	$0.839369	$0.784155
Units Outstanding	19,303	48,373	30,039	29,565	3,503
(10) Accumulation Unit Value	$1.233923	$1.293411	$2.212046	$0.859849	$0.803283
Units Outstanding	473	258	1,677	6,365	400

The Accompanying Notes are an Integral Part of the Financial Statements.	F-7

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Real Estate Securities Division	Russell Core Bond Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$—	$—	$—	$—	$—
Fidelity Variable Insurance Products	—	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—	—
Russell Investment Funds	146,553	61,463	144,886	264,932	209,031
Due from Northwestern Mutual Life Insurance Company	55	3	23	26	89

Total Assets	146,608	61,466	144,909	264,958	209,120

Liabilities:
Due to Northwestern Mutual Life Insurance Company	52	5	20	50	93
Due to Participants	44	56	276	716	252

Total Liabilities	96	61	296	766	345

Total Net Assets	$146,512	$61,405	$144,613	$264,192	$208,775

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$458	$275	$323	$456	$386
Annuity Reserves	—	—	—	206	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	18,364	10,941	21,907	43,226	26,066
Annuity Reserves	195	62	165	382	308
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	10,593	4,601	9,426	13,661	10,760
Annuity Reserves	78	25	56	367	170
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	18,537	9,172	18,124	33,318	20,340
Annuity Reserves	116	32	94	293	206
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	44,008	15,475	42,388	73,654	68,423
Annuity Reserves	431	156	384	498	1,363
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	6,825	2,876	6,083	13,078	9,087
Class B Accumulation Units (9)	40,721	16,277	39,289	77,619	63,564
Annuity Reserves	581	303	406	471	1,386
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	5,561	1,203	5,952	6,956	6,671
Annuity Reserves	44	7	16	7	45

Total Net Assets	$146,512	$61,405	$144,613	$264,192	$208,775

(1) Investments, at cost	$159,957	$84,712	$190,665	$354,929	$207,017
(2) Shares Outstanding	12,451	6,409	15,663	22,878	20,493
(3) Accumulation Unit Value	$0.847125	$1.271691	$1.212660	$2.378677	$1.656975
Units Outstanding	541	216	266	191	233
(4) Accumulation Unit Value	$0.803032	$1.205518	$1.149577	$2.254880	$1.570866
Units Outstanding	22,867	9,076	19,057	19,170	16,593
(5) Accumulation Unit Value	$0.879089	$1.319681	$1.258399	$2.468411	$1.719494
Units Outstanding	12,050	3,487	7,490	5,534	6,258
(6) Accumulation Unit Value	$0.803032	$1.205518	$1.149577	$2.254880	$1.570866
Units Outstanding	23,084	7,608	15,766	14,776	12,949
(7) Accumulation Unit Value	$0.817773	$1.111994	$0.996026	$2.590003	$1.690794
Units Outstanding	53,815	13,916	42,557	28,438	40,468
(8) Accumulation Unit Value	$0.817773	$1.111994	$0.996026	$2.590003	$1.690794
Units Outstanding	8,346	2,586	6,108	5,049	5,374
(9) Accumulation Unit Value	$0.803032	$1.205518	$1.149577	$2.254880	$1.570866
Units Outstanding	50,708	13,502	34,177	34,423	40,465
(10) Accumulation Unit Value	$0.862577	$1.161700	$1.063216	$2.402060	$1.688828
Units Outstanding	6,447	1,035	5,598	2,896	3,950

The Accompanying Notes are an Integral Part of the Financial Statements.	F-8

NML Variable Annuity Account B

Statements of Assets and Liabilities

December 31, 2009

(in thousands, except accumulation unit values)

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division
Assets:
Investments, at value (1) (2)
Northwestern Mutual Series Fund, Inc.	$—	$—	$—	$—
Fidelity Variable Insurance Products	—	—	—	—
Neuberger Berman Advisers Management Trust	—	—	—	—
Russell Investment Funds	34,807	102,475	60,109	19,044
Due from Northwestern Mutual Life Insurance Company	2	8	1	20

Total Assets	34,809	102,483	60,110	19,064

Liabilities:
Due to Northwestern Mutual Life Insurance Company	5	3	4	12
Due to Participants	424	50	1	42

Total Liabilities	429	53	5	54

Total Net Assets	$34,380	$102,430	$60,105	$19,010

Net Assets:
Variable Annuity Contracts Issued:
Prior to December 17, 1981
Accumulation Units (3)	$—	$276	$—	$5
Annuity Reserves	—	—	—	—
After December 16, 1981 and Prior to March 31, 1995
Accumulation Units (4)	6,109	13,006	6,025	3,698
Annuity Reserves	218	77	—	—
On or After March 31, 1995 and Prior to March 31, 2000 – Front Load Version
Accumulation Units (5)	1,029	2,659	1,915	1,338
Annuity Reserves	—	—	—	—
On or After March 31, 1995 and Prior to March 31, 2000 – Back Load Version
Accumulation Units (6)	2,900	7,747	5,631	1,302
Annuity Reserves	10	58	—	—
On or After March 31, 2000 – Front Load Version
Accumulation Units (7)	12,830	41,285	24,530	6,801
Annuity Reserves	408	523	377	207
On or After March 31, 2000 – Back Load Version
Class A Accumulation Units (8)	1,328	2,615	706	123
Class B Accumulation Units (9)	9,271	33,764	20,921	5,536
Annuity Reserves	277	407	—	—
On or After June 30, 2000 – Fee Based Version
Accumulation Units (10)	—	13	—	—
Annuity Reserves	—	—	—	—

Total Net Assets	$34,380	$102,430	$60,105	$19,010

(1) Investments, at cost	$33,233	$101,754	$63,869	$19,940
(2) Shares Outstanding	3,889	12,421	7,847	2,728
(3) Accumulation Unit Value	$0.994373	$0.918927	$0.845654	$0.769268
Units Outstanding	—	300	—	7
(4) Accumulation Unit Value	$0.981117	$0.906670	$0.834382	$0.759004
Units Outstanding	6,226	14,345	7,221	4,872
(5) Accumulation Unit Value	$1.003665	$0.927507	$0.853577	$0.776469
Units Outstanding	1,025	2,867	2,243	1,723
(6) Accumulation Unit Value	$0.981117	$0.906670	$0.834382	$0.759004
Units Outstanding	2,956	8,545	6,748	1,715
(7) Accumulation Unit Value	$1.001018	$0.925076	$0.851311	$0.774422
Units Outstanding	12,816	44,629	28,815	8,782
(8) Accumulation Unit Value	$1.001018	$0.925076	$0.851311	$0.774422
Units Outstanding	1,327	2,827	830	158
(9) Accumulation Unit Value	$0.981117	$0.906670	$0.834382	$0.759004
Units Outstanding	9,449	37,239	25,073	7,294
(10) Accumulation Unit Value	$1.005025	$0.928797	$0.854740	$0.777533
Units Outstanding	—	14	—	—

The Accompanying Notes are an Integral Part of the Financial Statements.	F-9

NML Variable Annuity Account B

Statements of Operations

For the Year Ended December 31, 2009

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division
Investment income:
Income:
Dividend income	$2,428	$—	$3,055	$259	$18,535
Expenses:
Mortality and expense risk charges	2,193	1,239	1,762	191	6,988

Net investment income (loss)	235	(1,239)	1,293	68	11,547

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(8,421)	(2,631)	(8,890)	(1,967)	(14,306)
Realized gain distributions	—	—	—	—	18,621

Realized gains (losses)	(8,421)	(2,631)	(8,890)	(1,967)	4,315

Change in unrealized appreciation/ depreciation of investments	73,834	48,714	49,760	7,458	138,783

Net increase (decrease) in net assets resulting from operations	$65,648	$44,844	$42,163	$5,559	$154,645

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division
Investment income:
Income:
Dividend income	$403	$6,571	$3,105	$1,096	$3,210
Expenses:
Mortality and expense risk charges	157	1,718	980	4,431	1,774

Net investment income (loss)	246	4,853	2,125	(3,335)	1,436

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(1,970)	(10,562)	(5,877)	(42,746)	(3,786)
Realized gain distributions	—	—	—	502	5,876

Realized gains (losses)	(1,970)	(10,562)	(5,877)	(42,244)	2,090

Change in unrealized appreciation/ depreciation of investments	5,806	55,051	28,421	153,189	51,883

Net increase (decrease) in net assets resulting from operations	$4,082	$49,342	$24,669	$107,610	$55,409

The Accompanying Notes are an Integral Part of the Financial Statements.	F-10

NML Variable Annuity Account B

Statements of Operations

For the Year Ended December 31, 2009

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division
Investment income:
Income:
Dividend income	$576	$417	$439	$1,237	$903
Expenses:
Mortality and expense risk charges	450	1,450	86	1,393	1,280

Net investment income (loss)	126	(1,033)	353	(156)	(377)

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(5,307)	(9,067)	(1,253)	(1,534)	(6,952)
Realized gain distributions	535	—	2	5,226	—

Realized gains (losses)	(4,772)	(9,067)	(1,251)	3,692	(6,952)

Change in unrealized appreciation/ depreciation of investments	15,281	49,970	3,468	33,361	35,227

Net increase (decrease) in net assets resulting from operations	$10,635	$39,870	$2,570	$36,897	$27,898

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division
Investment income:
Income:
Dividend income	$274	$29,128	$530	$3,149	$1,083
Expenses:
Mortality and expense risk charges	131	6,340	357	4,053	227

Net investment income (loss)	143	22,788	173	(904)	856

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(1,195)	1,963	(4,760)	—	87
Realized gain distributions	—	12,869	—	1	83

Realized gains (losses)	(1,195)	14,832	(4,760)	1	170

Change in unrealized appreciation/ depreciation of investments	5,295	142,629	24,026	—	303

Net increase (decrease) in net assets resulting from operations	$4,243	$180,249	$19,439	$(903)	$1,329

The Accompanying Notes are an Integral Part of the Financial Statements.	F-11

NML Variable Annuity Account B

Statements of Operations

For the Year Ended December 31, 2009

(in thousands)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division
Investment income:
Income:
Dividend income	$43,167	$15	$1,452	$15,343	$1,991
Expenses:
Mortality and expense risk charges	8,047	494	444	1,665	478

Net investment income (loss)	35,120	(479)	1,008	13,678	1,513

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	757	1,133	(472)	(5,107)	(559)
Realized gain distributions	—	5,639	113	—	1,199

Realized gains (losses)	757	6,772	(359)	(5,107)	640

Change in unrealized appreciation/ depreciation of investments	31,483	(10,811)	3,868	53,698	8,593

Net increase (decrease) in net assets resulting from operations	$67,360	$(4,518)	$4,517	$62,269	$10,746

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division
Investment income:
Income:
Dividend income	$74,285	$5,019	$808	$825	$160
Expenses:
Mortality and expense risk charges	18,363	1,697	1,584	539	58

Net investment income (loss)	55,922	3,322	(776)	286	102

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(84,175)	(8,037)	(7,381)	(5,477)	(767)
Realized gain distributions	—	—	944	20	—

Realized gains (losses)	(84,175)	(8,037)	(6,437)	(5,457)	(767)

Change in unrealized appreciation/ depreciation of investments	328,427	43,115	62,375	25,018	2,448

Net increase (decrease) in net assets resulting from operations	$300,174	$38,400	$55,162	$19,847	$1,783

The Accompanying Notes are an Integral Part of the Financial Statements.	F-12

NML Variable Annuity Account B

Statements of Operations

For the Year Ended December 31, 2009

(in thousands)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Real Estate Securities Division	Russell Core Bond Division
Investment income:
Income:
Dividend income	$1,717	$278	$3,593	$9,350	$8,911
Expenses:
Mortality and expense risk charges	1,127	491	1,132	1,880	1,678

Net investment income (loss)	590	(213)	2,461	7,470	7,233

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(5,333)	(6,928)	(4,606)	(11,777)	(2,992)
Realized gain distributions	—	—	—	—	2,576

Realized gains (losses)	(5,333)	(6,928)	(4,606)	(11,777)	(416)

Change in unrealized appreciation/ depreciation of investments	38,827	21,569	31,479	65,537	18,831

Net increase (decrease) in net assets resulting from operations	$34,084	$14,428	$29,334	$61,230	$25,648

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division
Investment income:
Income:
Dividend income	$1,053	$2,531	$1,132	$214
Expenses:
Mortality and expense risk charges	219	671	392	132

Net investment income (loss)	834	1,860	740	82

Realized gains (losses) on investments:
Realized gain (loss) on sale of fund shares	(1,736)	(5,067)	(2,130)	(2,224)
Realized gain distributions	118	321	210	86

Realized gains (losses)	(1,618)	(4,746)	(1,920)	(2,138)

Change in unrealized appreciation/ depreciation of investments	5,362	20,001	12,647	6,220

Net increase (decrease) in net assets resulting from operations	$4,578	$17,115	$11,467	$4,164

The Accompanying Notes are an Integral Part of the Financial Statements.	F-13

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Focused Appreciation Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$235	$(15)	$(1,239)	$(894)
Net realized gains (losses)	(8,421)	19,055	(2,631)	4,978
Net change in unrealized appreciation/depreciation	73,834	(153,148)	48,714	(74,492)

Net increase (decrease) in net assets resulting from operations	65,648	(134,108)	44,844	(70,408)

Contract Transactions:
Contract owners’ net payments	9,440	14,708	18,248	23,143
Annuity payments	(178)	(247)	(84)	(109)
Surrenders and other (net)	(16,767)	(23,137)	(8,495)	(9,561)
Transfers from other divisions or sponsor	126,567	162,846	171,817	217,535
Transfers to other divisions or sponsor	(137,540)	(180,648)	(167,796)	(196,419)

Net increase (decrease) in net assets resulting from contract transactions	(18,478)	(26,478)	13,690	34,589

Net increase (decrease) in net assets	47,170	(160,586)	58,534	(35,819)

Net Assets:
Beginning of period	197,483	358,069	104,933	140,752

End of period	$244,653	$197,483	$163,467	$104,933

Units issued during the period	119,406	124,142	128,360	130,570
Units redeemed during the period	(127,903)	(134,438)	(119,829)	(113,890)

Net units issued (redeemed) during the period	(8,497)	(10,296)	8,531	16,680

	Large Cap Core Stock Division		Large Cap Blend Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$1,293	$1,211	$68	$61
Net realized gains (losses)	(8,890)	(4,958)	(1,967)	(1,034)
Net change in unrealized appreciation/depreciation	49,760	(104,820)	7,458	(6,893)

Net increase (decrease) in net assets resulting from operations	42,163	(108,567)	5,559	(7,866)

Contract Transactions:
Contract owners’ net payments	9,475	12,243	6,356	6,238
Annuity payments	(241)	(340)	(13)	(9)
Surrenders and other (net)	(13,904)	(20,719)	(1,071)	(918)
Transfers from other divisions or sponsor	100,481	127,015	41,270	32,901
Transfers to other divisions or sponsor	(106,359)	(138,088)	(38,640)	(26,687)

Net increase (decrease) in net assets resulting from contract transactions	(10,548)	(19,889)	7,902	11,525

Net increase (decrease) in net assets	31,615	(128,456)	13,461	3,659

Net Assets:
Beginning of period	159,417	287,873	14,724	11,065

End of period	$191,032	$159,417	$28,185	$14,724

Units issued during the period	104,741	102,439	82,571	53,546
Units redeemed during the period	(109,790)	(112,042)	(68,728)	(38,944)

Net units issued (redeemed) during the period	(5,049)	(9,603)	13,843	14,602

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-14

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Large Company Value Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$11,547	$10,096	$246	$194
Net realized gains (losses)	4,315	40,227	(1,970)	(1,152)
Net change in unrealized appreciation/depreciation	138,783	(443,621)	5,806	(4,803)

Net increase (decrease) in net assets resulting from operations	154,645	(393,298)	4,082	(5,761)

Contract Transactions:
Contract owners’ net payments	46,437	53,448	5,941	5,209
Annuity payments	(687)	(1,023)	(8)	(8)
Surrenders and other (net)	(48,203)	(68,805)	(1,008)	(796)
Transfers from other divisions or sponsor	344,433	415,967	28,703	22,508
Transfers to other divisions or sponsor	(363,007)	(459,496)	(24,947)	(17,313)

Net increase (decrease) in net assets resulting from contract transactions	(21,027)	(59,909)	8,681	9,600

Net increase (decrease) in net assets	133,618	(453,207)	12,763	3,839

Net Assets:
Beginning of period	634,616	1,087,823	12,146	8,307

End of period	$768,234	$634,616	$24,909	$12,146

Units issued during the period	290,957	258,703	60,333	37,860
Units redeemed during the period	(283,625)	(264,508)	(45,310)	(26,016)

Net units issued (redeemed) during the period	7,332	(5,805)	15,023	11,844

	Domestic Equity Division (a)		Equity Income Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$4,853	$4,612	$2,125	$(1,119)
Net realized gains (losses)	(10,562)	19,852	(5,877)	693
Net change in unrealized appreciation/depreciation	55,051	(137,702)	28,421	(52,491)

Net increase (decrease) in net assets resulting from operations	49,342	(113,238)	24,669	(52,917)

Contract Transactions:
Contract owners’ net payments	15,501	24,566	12,611	16,659
Annuity payments	(189)	(237)	(160)	(238)
Surrenders and other (net)	(12,980)	(16,693)	(6,474)	(8,451)
Transfers from other divisions or sponsor	281,920	359,078	141,447	155,776
Transfers to other divisions or sponsor	(286,614)	(355,409)	(138,298)	(152,284)

Net increase (decrease) in net assets resulting from contract transactions	(2,362)	11,305	9,126	11,462

Net increase (decrease) in net assets	46,980	(101,933)	33,795	(41,455)

Net Assets:
Beginning of period	178,782	280,715	96,621	138,076

End of period	$225,762	$178,782	$130,416	$96,621

Units issued during the period	346,316	356,631	136,901	121,063
Units redeemed during the period	(350,086)	(347,395)	(128,646)	(113,117)

Net units issued (redeemed) during the period	(3,770)	9,236	8,255	7,946

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-15

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$(3,335)	$(4,617)	$1,436	$1,173
Net realized gains (losses)	(42,244)	42,498	2,090	29,361
Net change in unrealized appreciation/depreciation	153,189	(308,007)	51,883	(129,812)

Net increase (decrease) in net assets resulting from operations	107,610	(270,126)	55,409	(99,278)

Contract Transactions:
Contract owners’ net payments	14,302	21,663	10,734	14,547
Annuity payments	(341)	(475)	(183)	(264)
Surrenders and other (net)	(29,958)	(41,700)	(13,880)	(17,478)
Transfers from other divisions or sponsor	112,965	152,075	150,943	192,657
Transfers to other divisions or sponsor	(131,663)	(186,366)	(159,756)	(210,520)

Net increase (decrease) in net assets resulting from contract transactions	(34,695)	(54,803)	(12,142)	(21,058)

Net increase (decrease) in net assets	72,915	(324,929)	43,267	(120,336)

Net Assets:
Beginning of period	374,741	699,670	165,324	285,660

End of period	$447,656	$374,741	$208,591	$165,324

Units issued during the period	80,146	84,214	119,351	122,805
Units redeemed during the period	(87,703)	(95,756)	(127,382)	(133,462)

Net units issued (redeemed) during the period	(7,557)	(11,542)	(8,031)	(10,657)

	Mid Cap Value Division (a)		Small Cap Growth Stock Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$126	$(594)	$(1,033)	$(1,667)
Net realized gains (losses)	(4,772)	(1,238)	(9,067)	36,004
Net change in unrealized appreciation/depreciation	15,281	(22,823)	49,970	(147,804)

Net increase (decrease) in net assets resulting from operations	10,635	(24,655)	39,870	(113,467)

Contract Transactions:
Contract owners’ net payments	5,085	7,163	9,690	14,772
Annuity payments	(24)	(31)	(116)	(172)
Surrenders and other (net)	(3,431)	(4,773)	(10,860)	(15,366)
Transfers from other divisions or sponsor	68,992	85,999	141,598	185,691
Transfers to other divisions or sponsor	(68,593)	(87,474)	(146,225)	(192,241)

Net increase (decrease) in net assets resulting from contract transactions	2,029	884	(5,913)	(7,316)

Net increase (decrease) in net assets	12,664	(23,771)	33,957	(120,783)

Net Assets:
Beginning of period	45,868	69,639	139,178	259,961

End of period	$58,532	$45,868	$173,135	$139,178

Units issued during the period	63,978	59,959	126,102	126,496
Units redeemed during the period	(62,264)	(59,084)	(128,344)	(127,447)

Net units issued (redeemed) during the period	1,714	875	(2,242)	(951)

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-16

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division		Small Cap Value Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$353	$(60)	$(156)	$(1,119)
Net realized gains (losses)	(1,251)	(894)	3,692	20,083
Net change in unrealized appreciation/depreciation	3,468	(1,839)	33,361	(74,459)

Net increase (decrease) in net assets resulting from operations	2,570	(2,793)	36,897	(55,495)

Contract Transactions:
Contract owners’ net payments	2,493	1,994	14,609	19,451
Annuity payments	(8)	(9)	(83)	(110)
Surrenders and other (net)	(379)	(299)	(9,790)	(12,082)
Transfers from other divisions or sponsor	14,416	13,549	170,281	203,664
Transfers to other divisions or sponsor	(13,122)	(9,859)	(171,878)	(212,134)

Net increase (decrease) in net assets resulting from contract transactions	3,400	5,376	3,139	(1,211)

Net increase (decrease) in net assets	5,970	2,583	40,036	(56,706)

Net Assets:
Beginning of period	7,611	5,028	135,588	192,294

End of period	$13,581	$7,611	$175,624	$135,588

Units issued during the period	26,133	19,898	133,484	132,129
Units redeemed during the period	(20,888)	(13,348)	(131,474)	(133,160)

Net units issued (redeemed) during the period	5,245	6,550	2,010	(1,031)

	International Growth Division		Research International Core Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$(377)	$931	$143	$99
Net realized gains (losses)	(6,952)	22,636	(1,195)	(375)
Net change in unrealized appreciation/depreciation	35,227	(131,566)	5,295	(6,297)

Net increase (decrease) in net assets resulting from operations	27,898	(107,999)	4,243	(6,573)

Contract Transactions:
Contract owners’ net payments	14,002	20,518	3,201	3,668
Annuity payments	(127)	(190)	(9)	(11)
Surrenders and other (net)	(9,746)	(12,391)	(512)	(484)
Transfers from other divisions or sponsor	187,224	236,132	21,574	19,929
Transfers to other divisions or sponsor	(187,760)	(237,494)	(18,458)	(14,902)

Net increase (decrease) in net assets resulting from contract transactions	3,593	6,575	5,796	8,200

Net increase (decrease) in net assets	31,491	(101,424)	10,039	1,627

Net Assets:
Beginning of period	126,300	227,724	11,074	9,447

End of period	$157,791	$126,300	$21,113	$11,074

Units issued during the period	180,055	166,264	38,055	29,097
Units redeemed during the period	(177,241)	(161,701)	(29,364)	(19,583)

Net units issued (redeemed) during the period	2,814	4,563	8,691	9,514

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-17

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	International Equity Division (a)		Emerging Markets Equity Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$22,788	$13,157	$173	$480
Net realized gains (losses)	14,832	106,336	(4,760)	(1,509)
Net change in unrealized appreciation/depreciation	142,629	(584,610)	24,026	(21,579)

Net increase (decrease) in net assets resulting from operations	180,249	(465,117)	19,439	(22,608)

Contract Transactions:
Contract owners’ net payments	49,758	71,571	7,052	8,000
Annuity payments	(563)	(792)	(13)	(18)
Surrenders and other (net)	(43,594)	(63,108)	(2,634)	(1,562)
Transfers from other divisions or sponsor	550,537	649,432	63,590	53,629
Transfers to other divisions or sponsor	(566,905)	(669,589)	(48,966)	(40,934)

Net increase (decrease) in net assets resulting from contract transactions	(10,767)	(12,486)	19,029	19,115

Net increase (decrease) in net assets	169,482	(477,603)	38,468	(3,493)

Net Assets:
Beginning of period	579,276	1,056,879	21,714	25,207

End of period	$748,758	$579,276	$60,182	$21,714

Units issued during the period	356,526	322,098	98,677	67,675
Units redeemed during the period	(353,866)	(316,863)	(73,098)	(48,610)

Net units issued (redeemed) during the period	2,660	5,235	25,579	19,065

	Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$(904)	$5,873	$856	$469
Net realized gains (losses)	1	77	170	3
Net change in unrealized appreciation/depreciation	—	—	303	(347)

Net increase (decrease) in net assets resulting from operations	(903)	5,950	1,329	125

Contract Transactions:
Contract owners’ net payments	82,409	96,507	7,385	3,609
Annuity payments	(224)	(245)	(34)	(14)
Surrenders and other (net)	(83,093)	(77,558)	(1,701)	(1,203)
Transfers from other divisions or sponsor	235,059	360,330	43,762	24,163
Transfers to other divisions or sponsor	(295,825)	(261,846)	(29,127)	(17,885)

Net increase (decrease) in net assets resulting from contract transactions	(61,674)	117,188	20,285	8,670

Net increase (decrease) in net assets	(62,577)	123,138	21,614	8,795

Net Assets:
Beginning of period	416,672	293,534	14,567	5,772

End of period	$354,095	$416,672	$36,181	$14,567

Units issued during the period	173,747	235,826	47,753	26,786
Units redeemed during the period	(197,670)	(180,962)	(29,122)	(18,614)

Net units issued (redeemed) during the period	(23,923)	54,864	18,631	8,172

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-18

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division (a)
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$35,120	$33,375	$(479)	$564
Net realized gains (losses)	757	(1,016)	6,772	792
Net change in unrealized appreciation/depreciation	31,483	(14,375)	(10,811)	5,498

Net increase (decrease) in net assets resulting from operations	67,360	17,984	(4,518)	6,854

Contract Transactions:
Contract owners’ net payments	75,931	89,251	10,093	9,145
Annuity payments	(1,258)	(1,114)	(40)	(14)
Surrenders and other (net)	(62,265)	(73,294)	(3,419)	(2,000)
Transfers from other divisions or sponsor	1,004,123	1,104,323	78,187	76,479
Transfers to other divisions or sponsor	(1,005,332)	(1,191,919)	(84,527)	(46,280)

Net increase (decrease) in net assets resulting from contract transactions	11,199	(72,753)	294	37,330

Net increase (decrease) in net assets	78,559	(54,769)	(4,224)	44,184

Net Assets:
Beginning of period	842,533	897,302	52,264	8,080

End of period	$921,092	$842,533	$48,040	$52,264

Units issued during the period	356,384	391,350	75,097	79,036
Units redeemed during the period	(345,923)	(412,123)	(75,165)	(46,001)

Net units issued (redeemed) during the period	10,461	(20,773)	(68)	33,035

	Inflation Protection Division (a)		High Yield Bond Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$1,008	$1,092	$13,678	$13,015
Net realized gains (losses)	(359)	19	(5,107)	(6,538)
Net change in unrealized appreciation/depreciation	3,868	(2,652)	53,698	(50,125)

Net increase (decrease) in net assets resulting from operations	4,517	(1,541)	62,269	(43,648)

Contract Transactions:
Contract owners’ net payments	12,459	8,028	12,342	14,680
Annuity payments	(57)	(22)	(247)	(277)
Surrenders and other (net)	(2,785)	(2,146)	(14,224)	(14,645)
Transfers from other divisions or sponsor	75,756	60,876	179,440	191,420
Transfers to other divisions or sponsor	(58,714)	(36,654)	(184,510)	(206,766)

Net increase (decrease) in net assets resulting from contract transactions	26,659	30,082	(7,199)	(15,588)

Net increase (decrease) in net assets	31,176	28,541	55,070	(59,236)

Net Assets:
Beginning of period	38,368	9,827	147,164	206,400

End of period	$69,544	$38,368	$202,234	$147,164

Units issued during the period	81,908	65,661	108,614	117,909
Units redeemed during the period	(57,839)	(38,218)	(112,130)	(125,849)

Net units issued (redeemed) during the period	24,069	27,443	(3,516)	(7,940)

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-19

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Multi-Sector Bond Division (a)		Balanced Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$1,513	$2,431	$55,922	$3,063
Net realized gains (losses)	640	(356)	(84,175)	530,434
Net change in unrealized appreciation/depreciation	8,593	(5,534)	328,427	(1,058,413)

Net increase (decrease) in net assets resulting from operations	10,746	(3,459)	300,174	(524,916)

Contract Transactions:
Contract owners’ net payments	14,328	14,949	57,626	83,312
Annuity payments	(47)	(13)	(4,943)	(5,867)
Surrenders and other (net)	(3,203)	(2,740)	(126,055)	(174,091)
Transfers from other divisions or sponsor	92,330	65,045	234,170	288,157
Transfers to other divisions or sponsor	(76,470)	(54,699)	(293,158)	(392,814)

Net increase (decrease) in net assets resulting from contract transactions	26,938	22,542	(132,360)	(201,303)

Net increase (decrease) in net assets	37,684	19,083	167,814	(726,219)

Net Assets:
Beginning of period	41,412	22,329	1,601,983	2,328,202

End of period	$79,096	$41,412	$1,769,797	$1,601,983

Units issued during the period	105,212	84,136	125,428	133,488
Units redeemed during the period	(79,623)	(61,962)	(137,828)	(166,578)

Net units issued (redeemed) during the period	25,589	22,174	(12,400)	(33,090)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$3,322	$4,075	$(776)	$(1,369)
Net realized gains (losses)	(8,037)	20,042	(6,437)	27,461
Net change in unrealized appreciation/depreciation	43,115	(100,425)	62,375	(118,274)

Net increase (decrease) in net assets resulting from operations	38,400	(76,308)	55,162	(92,182)

Contract Transactions:
Contract owners’ net payments	9,205	19,849	20,914	28,305
Annuity payments	(507)	(626)	(84)	(117)
Surrenders and other (net)	(15,321)	(17,034)	(10,589)	(12,599)
Transfers from other divisions or sponsor	89,701	126,000	210,751	235,810
Transfers to other divisions or sponsor	(97,695)	(136,568)	(211,137)	(233,771)

Net increase (decrease) in net assets resulting from contract transactions	(14,617)	(8,379)	9,855	17,628

Net increase (decrease) in net assets	23,783	(84,687)	65,017	(74,554)

Net Assets:
Beginning of period	163,261	247,948	142,591	217,145

End of period	$187,044	$163,261	$207,608	$142,591

Units issued during the period	95,281	120,679	132,418	127,206
Units redeemed during the period	(108,952)	(129,427)	(127,713)	(118,850)

Net units issued (redeemed) during the period	(13,671)	(8,748)	4,705	8,356

(a)	Division was renamed effective April 30, 2008. See Note 1.

The Accompanying Notes are an Integral Part of the Financial Statements.	F-20

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division		Neuberger Berman AMT Socially Responsive Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$286	$107	$102	$94
Net realized gains (losses)	(5,457)	(1,609)	(767)	166
Net change in unrealized appreciation/depreciation	25,018	(25,260)	2,448	(2,945)

Net increase (decrease) in net assets resulting from operations	19,847	(26,762)	1,783	(2,685)

Contract Transactions:
Contract owners’ net payments	14,717	17,286	1,323	1,887
Annuity payments	(15)	(11)	(2)	(2)
Surrenders and other (net)	(3,337)	(2,838)	(253)	(211)
Transfers from other divisions or sponsor	93,808	83,448	9,827	8,470
Transfers to other divisions or sponsor	(86,465)	(59,867)	(8,471)	(6,370)

Net increase (decrease) in net assets resulting from contract transactions	18,708	38,018	2,424	3,774

Net increase (decrease) in net assets	38,555	11,256	4,207	1,089

Net Assets:
Beginning of period	45,971	34,715	4,882	3,793

End of period	$84,526	$45,971	$9,089	$4,882

Units issued during the period	156,092	120,407	16,954	12,559
Units redeemed during the period	(129,329)	(78,920)	(13,505)	(8,278)

Net units issued (redeemed) during the period	26,763	41,487	3,449	4,281

	Russell Multi-Style Equity Division		Russell Aggressive Equity Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$590	$935	$(213)	$(71)
Net realized gains (losses)	(5,333)	2,689	(6,928)	(2,759)
Net change in unrealized appreciation/depreciation	38,827	(87,876)	21,569	(36,402)

Net increase (decrease) in net assets resulting from operations	34,084	(84,252)	14,428	(39,232)

Contract Transactions:
Contract owners’ net payments	6,712	12,962	3,167	5,444
Annuity payments	(149)	(269)	(54)	(93)
Surrenders and other (net)	(9,249)	(12,390)	(4,250)	(5,695)
Transfers from other divisions or sponsor	203,508	274,625	73,155	98,627
Transfers to other divisions or sponsor	(209,829)	(277,569)	(75,489)	(102,251)

Net increase (decrease) in net assets resulting from contract transactions	(9,007)	(2,641)	(3,471)	(3,968)

Net increase (decrease) in net assets	25,077	(86,893)	10,957	(43,200)

Net Assets:
Beginning of period	121,435	208,328	50,448	93,648

End of period	$146,512	$121,435	$61,405	$50,448

Units issued during the period	317,347	333,503	81,667	82,411
Units redeemed during the period	(331,133)	(335,575)	(84,926)	(85,033)

Net units issued (redeemed) during the period	(13,786)	(2,072)	(3,259)	(2,622)

The Accompanying Notes are an Integral Part of the Financial Statements.	F-21

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Russell Non-U.S. Division		Russell Real Estate Securities Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$2,461	$(1,537)	$7,470	$2,597
Net realized gains (losses)	(4,606)	5,192	(11,777)	1,236
Net change in unrealized appreciation/depreciation	31,479	(92,865)	65,537	(113,064)

Net increase (decrease) in net assets resulting from operations	29,334	(89,210)	61,230	(109,231)

Contract Transactions:
Contract owners’ net payments	9,100	14,711	19,800	28,406
Annuity payments	(123)	(218)	(206)	(276)
Surrenders and other (net)	(9,023)	(12,022)	(13,778)	(20,205)
Transfers from other divisions or sponsor	205,902	260,287	293,116	357,141
Transfers to other divisions or sponsor	(209,945)	(264,430)	(287,755)	(364,965)

Net increase (decrease) in net assets resulting from contract transactions	(4,089)	(1,672)	11,177	101

Net increase (decrease) in net assets	25,245	(90,882)	72,407	(109,130)

Net Assets:
Beginning of period	119,368	210,250	191,785	300,915

End of period	$144,613	$119,368	$264,192	$191,785

Units issued during the period	238,737	231,979	177,600	146,849
Units redeemed during the period	(242,701)	(231,863)	(169,873)	(145,526)

Net units issued (redeemed) during the period	(3,964)	116	7,727	1,323

	Russell Core Bond Division		Russell LifePoints Moderate Strategy Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$7,233	$6,552	$834	$315
Net realized gains (losses)	(416)	311	(1,618)	(766)
Net change in unrealized appreciation/depreciation	18,831	(17,100)	5,362	(3,753)

Net increase (decrease) in net assets resulting from operations	25,648	(10,237)	4,578	(4,204)

Contract Transactions:
Contract owners’ net payments	15,415	22,878	6,190	6,387
Annuity payments	(371)	(430)	(67)	(36)
Surrenders and other (net)	(13,784)	(18,563)	(2,215)	(993)
Transfers from other divisions or sponsor	316,851	388,340	27,630	34,139
Transfers to other divisions or sponsor	(322,815)	(416,145)	(20,674)	(24,461)

Net increase (decrease) in net assets resulting from contract transactions	(4,704)	(23,920)	10,864	15,036

Net increase (decrease) in net assets	20,944	(34,157)	15,442	10,832

Net Assets:
Beginning of period	187,831	221,988	18,938	8,106

End of period	$208,775	$187,831	$34,380	$18,938

Units issued during the period	221,741	286,510	38,003	42,463
Units redeemed during the period	(225,642)	(303,978)	(26,598)	(27,915)

Net units issued (redeemed) during the period	(3,901)	(17,468)	11,405	14,548

The Accompanying Notes are an Integral Part of the Financial Statements.	F-22

NML Variable Annuity Account B

Statements of Changes in Net Assets

(in thousands)

	Russell LifePoints Balanced Strategy Division		Russell LifePoints Growth Strategy Division
	Year Ended December 31, 2009	Year Ended December 31, 2008	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$1,860	$943	$740	$319
Net realized gains (losses)	(4,746)	(1,022)	(1,920)	38
Net change in unrealized appreciation/depreciation	20,001	(18,881)	12,647	(15,969)

Net increase (decrease) in net assets resulting from operations	17,115	(18,960)	11,467	(15,612)

Contract Transactions:
Contract owners’ net payments	22,911	26,987	13,707	16,267
Annuity payments	(60)	(55)	(43)	(132)
Surrenders and other (net)	(4,922)	(3,320)	(2,351)	(991)
Transfers from other divisions or sponsor	46,413	52,956	27,036	31,665
Transfers to other divisions or sponsor	(37,496)	(34,140)	(24,025)	(24,343)

Net increase (decrease) in net assets resulting from contract transactions	26,846	42,428	14,324	22,466

Net increase (decrease) in net assets	43,961	23,468	25,791	6,854

Net Assets:
Beginning of period	58,469	35,001	34,314	27,460

End of period	$102,430	$58,469	$60,105	$34,314

Units issued during the period	89,018	93,054	57,423	55,444
Units redeemed during the period	(56,986)	(48,299)	(37,589)	(30,472)

Net units issued (redeemed) during the period	32,032	44,755	19,834	24,972

	Russell LifePoints Equity Growth Strategy Division
	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income (loss)	$82	$(32)
Net realized gains (losses)	(2,138)	(201)
Net change in unrealized appreciation/depreciation	6,220	(6,637)

Net increase (decrease) in net assets resulting from operations	4,164	(6,870)

Contract Transactions:
Contract owners’ net payments	3,049	6,047
Annuity payments	(13)	(11)
Surrenders and other (net)	(527)	(1,250)
Transfers from other divisions or sponsor	7,930	9,614
Transfers to other divisions or sponsor	(8,037)	(7,111)

Net increase (decrease) in net assets resulting from contract transactions	2,402	7,289

Net increase (decrease) in net assets	6,566	419

Net Assets:
Beginning of period	12,444	12,025

End of period	$19,010	$12,444

Units issued during the period	17,601	19,586
Units redeemed during the period	(13,827)	(10,757)

Net units issued (redeemed) during the period	3,774	8,829

The Accompanying Notes are an Integral Part of the Financial Statements.	F-23

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

1.	Organization

NML Variable Annuity Account B (the “Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund individual flexible premium variable annuity contracts (“contracts”) for tax-deferred annuities, individual retirement annuities and non-qualified plans. Three versions of the contract are currently offered: Front Load contracts with a sales charge up to 4.5% of purchase payments; Back Load contracts with a withdrawal charge up to 6%; and Fee Based contracts with no sales or withdrawal charges.

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940.

Effective April 30, 2008, the following Divisions of the Account were renamed:

Old Name	New Name
Janus Capital Appreciation Division	Focused Appreciation Division
Capital Guardian Large Cap Blend Division	Large Cap Blend Division
American Century Large Company Value Division	Large Company Value Division
Capital Guardian Domestic Equity Division	Domestic Equity Division
T. Rowe Price Equity Income Division	Equity Income Division
AllianceBernstein Mid Cap Value Division	Mid Cap Value Division
T. Rowe Price Small Cap Value Division	Small Cap Value Division
MFS Research International Core Division	Research International Core Division
Franklin Templeton International Equity Division	International Equity Division
MFS Emerging Markets Equity Division	Emerging Markets Equity Division
PIMCO Long-Term U.S. Government Bond Division	Long-Term U.S. Government Bond Division
American Century Inflation Protection Division	Inflation Protection Division
PIMCO Multi-Sector Bond Division	Multi-Sector Bond Division

2.	Significant Accounting Policies

A.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

B.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2009, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification. Level 1 securities are valued at unadjusted fair value as determined by quoted prices in active markets for identical securities.

C.	Investment Income, Securities Transactions and Contract Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex-date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. Certain contracts are eligible to receive contract dividends from Northwestern Mutual. Any contract dividends reinvested in the Account are reflected in Contract owners’ net payments in the accompanying financial statements.

D.

Due to Participants – Upon notification of death of the contract owner or maturity of a contract, a liability is recorded and is included in due to participants in the accompanying financial statements. This liability is

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

identified as Level 2 for valuation purposes under the Fair Value Measurements and Disclosures Topic of the FASB Accounting Standards Codification. Level 2 liabilities are valued at fair value based on significant observable inputs other than quoted prices in active markets for identical liabilities.

E.	Annuity Reserves – Annuity reserves are based on published annuity tables with age adjustment and interest based on actual investment experience or assumed investment rates of 3.5% or 5%.

F.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code and the operations of the Account form a part of and are taxed with those of Northwestern Mutual. Under current law, no federal income taxes are payable with respect to the Account. Accordingly, no provision for any such liability has been made.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2009 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$13,166	$31,559
Focused Appreciation	22,080	9,508
Large Cap Core Stock	13,195	22,597
Large Cap Blend	9,268	1,297
Index 500 Stock	87,730	78,369
Large Company Value	10,278	1,356
Domestic Equity	23,523	21,220
Equity Income	18,942	7,900
Mid Cap Growth Stock	16,915	54,089
Index 400 Stock	20,422	24,440
Mid Cap Value	6,662	3,991
Small Cap Growth Stock	10,801	17,762
Index 600 Stock	4,238	453
Small Cap Value	21,840	13,731
International Growth	15,793	12,553
Research International Core	6,530	611
International Equity	94,940	70,523
Emerging Markets Equity	22,106	2,931
Money Market	95,429	158,083
Short-Term Bond	23,260	1,997
Select Bond	126,857	81,682
Long-Term U.S. Government Bond	16,254	10,751
Inflation Protection	31,196	3,597
High Yield Bond	29,057	22,513
Multi-Sector Bond	33,354	3,840
Balanced	139,812	217,594
Asset Allocation	16,150	27,817
Fidelity VIP Mid Cap	23,856	13,691
Fidelity VIP Contrafund	23,029	4,010
Neuberger Berman AMT Socially Responsive	2,990	463
Russell Multi-Style Equity	9,108	17,909
Russell Aggressive Equity	$3,607	$7,400
Russell Non-U.S.	13,802	15,382
Russell Real Estate Securities	33,712	14,452
Russell Core Bond	27,969	22,735
Russell LifePoints Moderate Strategy	14,295	2,059
Russell LifePoints Balanced Strategy	35,919	7,182

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

Division	Purchases	Sales
Russell LifePoints Growth Strategy	18,577	3,339
Russell LifePoints Equity Growth Strategy	3,647	1,042

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is determined daily and paid to Northwestern Mutual as compensation for assuming the risk that annuity payments will continue for longer periods than anticipated because the annuitants as a group live longer than expected, and the risk that the charges made by Northwestern Mutual may be insufficient to cover the actual costs incurred in connection with the contracts.

For contracts issued prior to December 17, 1981, the deduction is at an annual rate of 0.75% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1% annual rate.

For contracts issued after December 16, 1981 and prior to March 31, 1995, the deduction is at an annual rate of 1.25% of the net assets of each Division attributable to these contracts. For these contracts, the rate may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a 1.50% annual rate.

For contracts issued on or after March 31, 1995 and prior to March 31, 2000, for the Front Load version and the Back Load version, the deduction for mortality and expense risks on accumulation units is determined daily at annual rates of 0.40% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50%, respectively.

For contracts issued on or after March 31, 2000, for the Front-Load version and the Back Load version, the deduction for mortality and expense risks is determined daily at annual rates of 0.50% and 1.25%, respectively, of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. Under the terms of the back load version of the contract, the net assets may be subject to the deduction for the front load version of the contract after the withdrawal charge period. Rates may be increased or decreased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75% and 1.50% for the Front-Load version and the Back Load version, respectively. For Front Load and Back Load version contracts purchased before April 30, 2008, the current mortality and expense risk charges will not be increased before May 1, 2012.

For Fee Based contracts issued on or after December 31, 2000, the deduction for mortality and expense risks is determined daily at an annual rate of 0.35% of the net assets of each Division attributable to these contracts and is paid to Northwestern Mutual. For these contracts, the rate may be increased by the Board of Trustees of Northwestern Mutual not to exceed a maximum annual rate of 0.75%. For Fee Based contracts purchased before April 30, 2007, the current mortality and expense risk charges will not be increased before May 1, 2011.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

5.	Subsequent Events

Management has evaluated events subsequent to December 31, 2009 through February 18, 2010, the date these financial statements were available to be issued. Based on this evaluation, no events have occurred subsequent to December 31, 2009 that require disclosure or adjustment to the financial statements at that date or for the period then ended.

6.	Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)
Growth Stock
Year Ended 12/31/09	133,539	$0.816297 To $2.611556	$244,653	1.14%	0.35% to 1.25%	35.47% to 36.69%
Year Ended 12/31/08	142,036	$0.598090 to $1.918211	$197,483	1.05%	0.35% to 1.25%	(39.62)% to (39.07)%
Year Ended 12/31/07	152,332	$0.983146 to $3.161031	$358,069	0.89%	0.35% to 1.25%	7.83% to 8.81%
Year Ended 12/31/06	166,209	$0.904890 to $2.916699	$364,633	0.76%	0.35% to 1.25%	8.21% to 9.19%
Year Ended 12/31/05	170,577	$0.829993 to $2.681914	$360,468	1.05%	0.35% to 1.25%	6.38% to 7.34%
Focused Appreciation
Year Ended 12/31/09	90,703	$1.756290 to $1.864749	$163,467	0.00%	0.35% to 1.25%	40.71% to 41.98%
Year Ended 12/31/08	82,172	$1.248176 to $1.313419	$104,933	0.35%	0.35% to 1.25%	(40.76)% to (40.22)%
Year Ended 12/31/07	65,492	$2.106906 to $2.197094	$140,752	0.04%	0.35% to 1.25%	25.26% to 26.39%
Year Ended 12/31/06	49,176	$1.682068 to $1.738315	$84,256	0.44%	0.35% to 1.25%	3.58% to 4.52%
Year Ended 12/31/05	32,378	$1.623859 to $1.663190	$53,274	0.20%	0.35% to 1.25%	15.55% to 16.59%
Large Cap Core Stock
Year Ended 12/31/09	118,939	$0.787690 to $2.085413	$191,032	1.83%	0.35% to 1.25%	27.73% to 28.88%
Year Ended 12/31/08	123,988	$0.612094 to $1.624552	$159,417	1.61%	0.35% to 1.25%	(39.50)% to (38.96)%
Year Ended 12/31/07	133,591	$1.004227 to $2.671949	$287,873	1.14%	0.35% to 1.25%	7.76% to 8.74%
Year Ended 12/31/06	138,596	$0.924940 to $2.467131	$282,936	1.08%	0.35% to 1.25%	10.12% to 11.11%
Year Ended 12/31/05	140,199	$0.833720 to $2.229337	$268,827	1.30%	0.35% to 1.25%	7.12% to 8.08%
Large Cap Blend (1)
Year Ended 12/31/09	40,331	$0.688193 to $0.704978	$28,185	1.23%	0.35% to 1.25%	25.82% to 26.96%
Year Ended 12/31/08	26,488	$0.546962 to $0.555297	$14,724	1.32%	0.35% to 1.25%	(40.99)% to (40.46)%
Year Ended 12/31/07	11,886	$0.926940 to $0.932619	$11,065	0.93%	0.35% to 1.25%	(7.30)% to (6.74)%
Index 500 Stock
Year Ended 12/31/09	309,150	$0.843770 to $4.328675	$768,234	2.81%	0.35% to 1.25%	24.83% to 25.95%
Year Ended 12/31/08	301,818	$0.670905 to $3.450407	$634,616	2.25%	0.35% to 1.25%	(37.73)% to (37.16)%
Year Ended 12/31/07	307,623	$1.069283 to $5.512984	$1,087,823	1.62%	0.35% to 1.25%	4.11% to 5.06%
Year Ended 12/31/06	310,424	$1.019334 to $5.268640	$1,102,736	1.60%	0.35% to 1.25%	14.19% to 15.22%
Year Ended 12/31/05	317,806	$0.886007 to $4.590845	$1,034,273	1.75%	0.35% to 1.25%	3.43% to 4.36%
Large Company Value (1)
Year Ended 12/31/09	35,695	$0.688889 to $0.705724	$24,909	2.27%	0.35% to 1.25%	19.20% to 20.28%
Year Ended 12/31/08	20,672	$0.577921 to $0.586742	$12,146	2.44%	0.35% to 1.25%	(38.02)% to (37.45)%
Year Ended 12/31/07	8,828	$0.932366 to $0.938079	$8,307	2.11%	0.35% to 1.25%	(6.75)% to (6.19)%
Domestic Equity
Year Ended 12/31/09	211,689	$1.023538 to $1.104003	$225,762	3.49%	0.35% to 1.25%	27.92% to 29.07%
Year Ended 12/31/08	215,459	$0.800161 to $0.855358	$178,782	2.91%	0.35% to 1.25%	(39.26)% to (38.71)%
Year Ended 12/31/07	206,223	$1.317376 to $1.395608	$280,715	1.43%	0.35% to 1.25%	(7.50)% to (6.66)%
Year Ended 12/31/06	177,765	$1.424141 to $1.495151	$261,070	0.00%	0.35% to 1.25%	15.12% to 16.16%
Year Ended 12/31/05	134,350	$1.237056 to $1.287166	$169,447	1.91%	0.35% to 1.25%	6.71% to 7.67%
Equity Income
Year Ended 12/31/09	93,383	$1.342833 to $1.425776	$130,416	2.93%	0.35% to 1.25%	23.04% to 24.15%
Year Ended 12/31/08	85,128	$1.091416 to $1.148461	$96,621	0.03%	0.35% to 1.25%	(36.61)% to (36.03)%
Year Ended 12/31/07	77,182	$1.721722 to $1.795424	$138,076	2.14%	0.35% to 1.25%	1.97% to 2.89%
Year Ended 12/31/06	57,961	$1.688469 to $1.744928	$101,503	1.83%	0.35% to 1.25%	17.68% to 18.74%
Year Ended 12/31/05	41,726	$1.434821 to $1.469591	$61,034	1.83%	0.35% to 1.25%	2.90% to 3.82%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deduction for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)
Mid Cap Growth Stock
Year Ended 12/31/09	135,778	$0.821144 to $5.329531	$447,656	0.28%	0.35% to 1.25%	30.46% to 31.63%(3)
Year Ended 12/31/08	143,335	$0.624751 to $4.064928	$374,741	0.30%	0.35% to 1.25%	(40.83)% to (40.29)%
Year Ended 12/31/07	154,877	$1.047939 to $6.835316	$699,670	0.75%	0.35% to 1.25%	19.19% to 20.27%
Year Ended 12/31/06	168,944	$0.872601 to $5.705905	$659,304	0.13%	0.35% to 1.25%	3.11% to 4.04%
Year Ended 12/31/05	185,752	$0.839995 to $5.506309	$720,485	0.05%	0.35% to 1.25%	4.82% to 5.77%
Index 400 Stock
Year Ended 12/31/09	119,456	$1.537149 to $1.967340	$208,591	1.82%	0.35% to 1.25%	35.30% to 36.52%
Year Ended 12/31/08	127,487	$1.127625 to $1.441782	$165,324	1.54%	0.35% to 1.25%	(37.07)% to (36.50)%
Year Ended 12/31/07	138,144	$1.778444 to $2.271681	$285,660	1.23%	0.35% to 1.25%	6.58% to 7.55%
Year Ended 12/31/06	142,755	$1.656125 to $2.113326	$277,390	1.07%	0.35% to 1.25%	8.68% to 9.66%
Year Ended 12/31/05	144,810	$1.512499 to $1.928160	$259,212	0.77%	0.35% to 1.25%	10.98% to 11.98%
Mid Cap Value
Year Ended 12/31/09	40,652	$1.402378 to $1.488989	$58,532	1.21%	0.35% to 1.25%	21.71% to 22.81%
Year Ended 12/31/08	38,938	$1.152226 to $1.212458	$45,868	0.00%	0.35% to 1.25%	(35.88)% to (35.30)%
Year Ended 12/31/07	38,063	$1.796945 to $1.873865	$69,639	0.81%	0.35% to 1.25%	(1.41)% to (0.51)%
Year Ended 12/31/06	28,340	$1.822606 to $1.883538	$52,469	1.28%	0.35% to 1.25%	13.08% to 14.09%
Year Ended 12/31/05	21,558	$1.611849 to $1.650893	$35,219	0.65%	0.35% to 1.25%	4.15% to 5.09%
Small Cap Growth Stock
Year Ended 12/31/09	105,728	$1.012887 to $2.258753	$173,135	0.29%	0.35% to 1.25%	29.55% to 30.71%
Year Ended 12/31/08	107,970	$0.774891 to $1.728904	$139,178	0.17%	0.35% to 1.25%	(44.57)% to (44.07)%
Year Ended 12/31/07	108,921	$1.385379 to $3.092578	$259,961	0.08%	0.35% to 1.25%	8.18% to 9.16%
Year Ended 12/31/06	114,581	$1.269179 to $2.834618	$256,454	0.00%	0.35% to 1.25%	5.36% to 6.31%
Year Ended 12/31/05	112,059	$1.193857 to $2.667734	$243,675	0.00%	0.35% to 1.25%	9.81% to 10.79%
Index 600 Stock (1)
Year Ended 12/31/09	17,047	$0.782515 to $0.801617	$13,581	4.53%	0.35% to 1.25%	23.62% to 24.73%
Year Ended 12/31/08	11,802	$0.633010 to $0.642663	$7,611	0.00%	0.35% to 1.25%	(32.16)% to (31.55)%
Year Ended 12/31/07	5,252	$0.933101 to $0.938826	$5,028	0.00%	0.35% to 1.25%	(6.68)% to (6.11)%
Small Cap Value
Year Ended 12/31/09	102,488	$1.662307 to $1.792926	$175,624	0.86%	0.35% to 1.25%	26.59% to 27.73%
Year Ended 12/31/08	100,478	$1.313119 to $1.403637	$135,588	0.35%	0.35% to 1.25%	(29.03)% to (28.39)%
Year Ended 12/31/07	101,509	$1.850222 to $1.959983	$192,294	0.42%	0.35% to 1.25%	(2.07)% to (1.18)%
Year Ended 12/31/06	94,302	$1.889257 to $1.983334	$181,999	0.23%	0.35% to 1.25%	15.11% to 16.15%
Year Ended 12/31/05	80,906	$1.641244 to $1.707618	$135,156	0.31%	0.35% to 1.25%	5.89% to 6.84%
International Growth
Year Ended 12/31/09	117,750	$1.292776 to $1.394365	$157,791	0.67%	0.35% to 1.25%	21.64% to 22.73%
Year Ended 12/31/08	114,936	$1.062818 to $1.136109	$126,300	1.50%	0.35% to 1.25%	(46.86)% to (46.38)%
Year Ended 12/31/07	110,373	$1.999925 to $2.118626	$227,724	0.81%	0.35% to 1.25%	11.22% to 12.22%
Year Ended 12/31/06	97,860	$1.798235 to $1.887847	$181,477	0.20%	0.35% to 1.25%	19.97% to 21.05%
Year Ended 12/31/05	72,763	$1.498861 to $1.559523	$111,164	1.24%	0.35% to 1.25%	16.54% to 17.59%
Research International Core (1)
Year Ended 12/31/09	27,137	$0.766928 to $0.785653	$21,113	1.80%	0.35% to 1.25%	29.20% to 30.37%
Year Ended 12/31/08	18,446	$0.593588 to $0.602638	$11,074	1.70%	0.35% to 1.25%	(43.25)% to (42.74)%
Year Ended 12/31/07	8,932	$1.046028 to $1.052433	$9,447	1.34%	0.35% to 1.25%	4.61% to 5.25%
International Equity
Year Ended 12/31/09	305,333	$1.453155 to $3.357679	$748,758	4.65%	0.35% to 1.25%	31.46% to 32.65%(3)
Year Ended 12/31/08	302,673	$1.095512 to $2.541401	$579,276	2.67%	0.35% to 1.25%	(44.48)% to (43.98)%
Year Ended 12/31/07	297,438	$1.955614 to $4.554870	$1,056,879	1.84%	0.35% to 1.25%	16.59% to 17.65%
Year Ended 12/31/06	279,075	$1.662262 to $3.887138	$869,804	1.70%	0.35% to 1.25%	29.28% to 30.44%
Year Ended 12/31/05	255,999	$1.274348 to $2.991857	$634,347	1.75%	0.35% to 1.25%	10.14% to 11.13%
Emerging Markets Equity (1)
Year Ended 12/31/09	64,884	$0.916732 to $0.939087	$60,182	1.35%	0.35% to 1.25%	67.63% to 69.14%
Year Ended 12/31/08	39,305	$0.546886 to $0.555222	$21,714	2.54%	0.35% to 1.25%	(55.78)% to (55.38)%
Year Ended 12/31/07	20,240	$1.236747 to $1.244312	$25,207	0.52%	0.35% to 1.25%	23.69% to 24.43%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deduction for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)
Money Market
Year Ended 12/31/09	164,696	$1.274727 to $3.484553	$354,095	0.78%	0.35% to 1.25%	(0.49)% to 0.41%(3)
Year Ended 12/31/08	188,619	$1.270343 to $3.484273	$416,672	2.62%	0.35% to 1.25%	1.48% to 2.40%
Year Ended 12/31/07	133,755	$1.240571 to $3.416215	$293,534	5.13%	0.35% to 1.25%	3.97% to 4.91%
Year Ended 12/31/06	108,497	$1.182475 to $3.269294	$236,772	4.74%	0.35% to 1.25%	3.56% to 4.49%
Year Ended 12/31/05	92,906	$1.131639 to $3.141208	$201,838	2.95%	0.35% to 1.25%	1.71% to 2.63%
Short-Term Bond (1)
Year Ended 12/31/09	32,418	$1.098062 to $1.124797	$36,181	4.17%	0.35% to 1.25%	5.89% to 6.85%
Year Ended 12/31/08	13,787	$1.036955 to $1.052716	$14,567	4.97%	0.35% to 1.25%	1.44% to 2.35%
Year Ended 12/31/07	5,615	$1.022274 to $1.028506	$5,772	5.37%	0.35% to 1.25%	2.24% to 2.85%
Select Bond
Year Ended 12/31/09	243,174	$1.796322 to $13.636697	$921,092	5.02%	0.35% to 1.25%	8.01% to 8.99%
Year Ended 12/31/08	232,713	$1.650650 to $12.561982	$842,533	4.67%	0.35% to 1.25%	1.97% to 2.89%
Year Ended 12/31/07	253,486	$1.606628 to $12.257484	$897,302	3.99%	0.35% to 1.25%	5.07% to 6.02%
Year Ended 12/31/06	212,625	$1.516531 to $11.608006	$744,182	3.66%	0.35% to 1.25%	2.46% to 3.38%
Year Ended 12/31/05	168,714	$1.466954 to $11.273136	$622,741	3.42%	0.35% to 1.25%	0.95% to 1.86%
Long-Term U.S Government Bond (1)
Year Ended 12/31/09	40,515	$1.168325 to $1.196794	$48,040	0.03%	0.35% to 1.25%	(8.14)% to (7.31)%
Year Ended 12/31/08	40,583	$1.271820 to $1.291153	$52,264	2.95%	0.35% to 1.25%	19.26% to 20.34%
Year Ended 12/31/07	7,548	$1.066436 to $1.072953	$8,080	4.30%	0.35% to 1.25%	6.65% to 7.30%
Inflation Protection (1)
Year Ended 12/31/09	60,761	$1.120557 to $1.147858	$69,544	2.71%	0.35% to 1.25%	8.62% to 9.60%
Year Ended 12/31/08	36,692	$1.031635 to $1.047325	$38,368	4.82%	0.35% to 1.25%	(2.61)% to (1.73)%
Year Ended 12/31/07	9,249	$1.059280 to $1.065745	$9,827	5.15%	0.35% to 1.25%	5.94% to 6.58%
High Yield Bond
Year Ended 12/31/09	89,479	$1.781106 to $2.676517	$202,234	8.76%	0.35% to 1.25%	43.59% to 44.88%
Year Ended 12/31/08	92,995	$1.231169 to $1.854701	$147,164	8.13%	0.35% to 1.25%	(22.33)% to (21.62)%
Year Ended 12/31/07	100,935	$1.573219 to $2.375895	$206,400	6.16%	0.35% to 1.25%	1.10% to 2.02%
Year Ended 12/31/06	95,929	$1.544440 to $2.338260	$195,079	6.57%	0.35% to 1.25%	8.42% to 9.39%
Year Ended 12/31/05	89,781	$1.413965 to $2.146008	$170,738	6.58%	0.35% to 1.25%	0.14% to 1.03%
Multi-Sector Bond (1)
Year Ended 12/31/09	69,961	$1.111473 to $1.138547	$79,096	3.46%	0.35% to 1.25%	20.56% to 21.65%
Year Ended 12/31/08	44,372	$0.921898 to $0.935931	$41,412	7.35%	0.35% to 1.25%	(8.02)% to (7.19)%
Year Ended 12/31/07	22,198	$1.002320 to $1.008445	$22,329	5.17%	0.35% to 1.25%	0.24% to 0.85%
Balanced
Year Ended 12/31/09	353,000	$1.208357 to $9.837658	$1,769,797	4.56%	0.35% to 1.25%	19.93% to 21.01%
Year Ended 12/31/08	365,400	$1.000063 to $8.162059	$1,601,983	1.30%	0.35% to 1.25%	(23.69)% to (23.00)%
Year Ended 12/31/07	398,490	$1.300669 to $10.641985	$2,328,202	3.04%	0.35% to 1.25%	4.83% to 5.78%
Year Ended 12/31/06	418,640	$1.231506 to $10.101237	$2,380,333	2.86%	0.35% to 1.25%	9.05% to 10.03%
Year Ended 12/31/05	442,202	$1.120868 to $9.216522	$2,360,699	2.66%	0.35% to 1.25%	2.31% to 3.23%
Asset Allocation
Year Ended 12/31/09	149,288	$1.199154 to $1.293411	$187,044	2.99%	0.35% to 1.25%	25.51% to 26.65%
Year Ended 12/31/08	162,959	$0.955398 to $1.021282	$163,261	2.94%	0.35% to 1.25%	(31.00)% to (30.37)%
Year Ended 12/31/07	171,707	$1.384559 to $1.466752	$247,948	2.25%	0.35% to 1.25%	8.03% to 9.01%
Year Ended 12/31/06	174,372	$1.281584 to $1.345472	$232,968	1.82%	0.35% to 1.25%	8.56% to 9.53%
Year Ended 12/31/05	164,774	$1.180583 to $1.228390	$201,054	1.41%	0.35% to 1.25%	5.67% to 6.62%
Fidelity VIP Mid Cap
Year Ended 12/31/09	97,074	$2.083395 to $2.212046	$207,608	0.48%	0.35% to 1.25%	38.02% to 39.26%
Year Ended 12/31/08	92,369	$1.509505 to $1.588398	$142,591	0.25%	0.35% to 1.25%	(40.36)% to (39.82)%
Year Ended 12/31/07	84,013	$2.530987 to $2.639341	$217,145	0.48%	0.35% to 1.25%	13.90% to 14.93%
Year Ended 12/31/06	70,124	$2.222115 to $2.296424	$158,895	0.15%	0.35% to 1.25%	11.01% to 12.01%
Year Ended 12/31/05	46,885	$2.001683 to $2.050180	$95,468	0.00%	0.35% to 1.25%	16.56% to 17.60%
Fidelity VIP Contrafund (1)
Year Ended 12/31/09	99,357	$0.839369 to $0.859849	$84,526	1.31%	0.35% to 1.25%	33.79% to 34.99%
Year Ended 12/31/08	72,594	$0.627398 to $0.636958	$45,971	1.08%	0.35% to 1.25%	(43.40)% to (42.89)%
Year Ended 12/31/07	31,107	$1.108565 to $1.115338	$34,715	1.30%	0.35% to 1.25%	10.87% to 11.54%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deduction for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.

NML Variable Annuity Account B

Notes to Financial Statements

December 31, 2009

	As of the respective period end date:			For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest	Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest	Total Return, Lowest to Highest (2)
Neuberger Berman AMT Socially Responsive (1)
Year Ended 12/31/09	11,458	$0.784155 to $0.803283	$9,089	2.45%	0.35% to 1.25%	29.80% to 30.97%
Year Ended 12/31/08	8,009	$0.604143 to $0.613346	$4,882	2.73%	0.35% to 1.25%	(40.20)% to (39.66)%
Year Ended 12/31/07	3,728	$1.010221 to $1.016402	$3,793	0.11%	0.35% to 1.25%	1.03% to 1.64%
Russell Multi-Style Equity
Year Ended 12/31/09	177,858	$0.803032 to $0.879089	$146,512	1.35%	0.35% to 1.25%	29.77% to 30.94%
Year Ended 12/31/08	191,644	$0.618811 to $0.671704	$121,435	1.46%	0.35% to 1.25%	(41.31)% to (40.77)%
Year Ended 12/31/07	193,716	$1.054304 to $1.134719	$208,328	0.97%	0.35% to 1.25%	8.98% to 9.97%
Year Ended 12/31/06	185,171	$0.963199 to $1.032365	$182,283	0.93%	0.35% to 1.25%	11.35% to 12.35%
Year Ended 12/31/05	160,461	$0.858577 to $0.919329	$141,151	1.05%	0.35% to 1.25%	5.94% to 6.90%
Russell Aggressive Equity
Year Ended 12/31/09	51,426	$1.111994 to $1.319681	$61,405	0.53%	0.35% to 1.25%	29.77% to 30.94%
Year Ended 12/31/08	54,685	$0.850538 to $1.008404	$50,448	0.86%	0.35% to 1.25%	(43.63)% to (43.12)%
Year Ended 12/31/07	57,307	$1.497529 to $1.773725	$93,648	0.37%	0.35% to 1.25%	2.13% to 3.06%
Year Ended 12/31/06	58,363	$1.455332 to $1.722029	$93,292	0.19%	0.35% to 1.25%	13.37% to 14.39%
Year Ended 12/31/05	53,263	$1.274157 to $1.506167	$75,049	0.18%	0.35% to 1.25%	5.04% to 5.99%
Russell Non-U.S.
Year Ended 12/31/09	131,019	$0.996026 to $1.258399	$144,613	2.87%	0.35% to 1.25%	24.92% to 26.04%
Year Ended 12/31/08	134,983	$0.791402 to $0.998879	$119,368	0.00%	0.35% to 1.25%	(43.13)% to (42.61)%
Year Ended 12/31/07	134,867	$1.381147 to $1.741498	$210,250	2.56%	0.35% to 1.25%	8.74% to 9.73%
Year Ended 12/31/06	127,295	$1.260557 to $1.587886	$182,689	2.63%	0.35% to 1.25%	22.11% to 23.21%
Year Ended 12/31/05	99,849	$1.024633 to $1.289430	$117,602	1.59%	0.35% to 1.25%	12.28% to 13.29%
Russell Real Estate Securities
Year Ended 12/31/09	110,477	$2.254880 to $2.590003	$264,192	4.61%	0.35% to 1.25%	27.34% to 28.49%
Year Ended 12/31/08	102,750	$1.770725 to $2.018711	$191,785	1.92%	0.35% to 1.25%	(37.48)% to (36.91)%
Year Ended 12/31/07	101,427	$2.832067 to $3.204435	$300,915	2.29%	0.35% to 1.25%	(16.91)% to (16.15)%
Year Ended 12/31/06	107,317	$3.408298 to $3.827505	$381,366	1.96%	0.35% to 1.25%	34.16% to 35.36%
Year Ended 12/31/05	95,902	$2.540501 to $2.831791	$252,942	2.13%	0.35% to 1.25%	11.56% to 12.56%
Russell Core Bond
Year Ended 12/31/09	126,290	$1.570866 to $1.719494	$208,775	4.70%	0.35% to 1.25%	14.38% to 15.41%
Year Ended 12/31/08	130,191	$1.373433 to $1.490712	$187,831	4.00%	0.35% to 1.25%	(4.76)% to (3.90)%
Year Ended 12/31/07	147,659	$1.442151 to $1.552068	$221,988	5.30%	0.35% to 1.25%	5.91% to 6.86%
Year Ended 12/31/06	126,626	$1.361728 to $1.453107	$179,016	4.58%	0.35% to 1.25%	2.44% to 3.36%
Year Ended 12/31/05	97,984	$1.329349 to $1.406633	$134,224	3.65%	0.35% to 1.25%	0.75% to 1.66%
Russell LifePoints Moderate Strategy (1)
Year Ended 12/31/09	33,799	$0.981117 to $1.005025	$34,380	4.38%	0.35% to 1.25%	20.93% to 22.02%
Year Ended 12/31/08	22,394	$0.811324 to $0.823673	$18,938	2.67%	0.35% to 1.25%	(20.97)% to (20.25)%
Year Ended 12/31/07	7,846	$1.026594 to $1.032870	$8,106	4.90%	0.35% to 1.25%	2.67% to 3.29%
Russell LifePoints Balanced Strategy (1)
Year Ended 12/31/09	110,766	$0.906670 to $0.928797	$102,430	3.35%	0.35% to 1.25%	23.93% to 25.05%
Year Ended 12/31/08	78,734	$0.731582 to $0.742732	$58,469	2.56%	0.35% to 1.25%	(28.18)% to (27.53)%
Year Ended 12/31/07	33,979	$1.018600 to $1.024838	$35,001	4.66%	0.35% to 1.25%	1.87% to 2.49%
Russell LifePoints Growth Strategy (1)
Year Ended 12/31/09	70,930	$0.834382 to $0.854740	$60,105	2.57%	0.35% to 1.25%	26.99% to 28.14%
Year Ended 12/31/08	51,096	$0.657020 to $0.667030	$34,314	1.78%	0.35% to 1.25%	(35.12)% to (34.53)%
Year Ended 12/31/07	26,124	$1.012636 to $1.018835	$27,460	4.38%	0.35% to 1.25%	1.27% to 1.89%
Russell LifePoints Equity Growth Strategy (1)
Year Ended 12/31/09	24,551	$0.759004 to $0.777533	$19,010	1.43%	0.35% to 1.25%	29.20% to 30.37%
Year Ended 12/31/08	20,777	$0.587444 to $0.596398	$12,444	0.63%	0.35% to 1.25%	(41.49)% to (40.96)%
Year Ended 12/31/07	11,948	$1.003947 to $1.010091	$12,025	5.12%	0.35% to 1.25%	0.41% to 1.01%

(1)	Division commenced operations on April 30, 2007.
(2)	Total return includes deductions for management and other expenses; it excludes deduction for sales loads and other charges. Returns are not annualized for periods less than one year.
(3)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company and

Contract Owners of NML Variable Annuity Account B

In our opinion, the accompanying statements of assets and liabilities, the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the NML Variable Annuity Account B and its Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Money Market Division, Short-Term Bond Division, Select Bond Division, Long Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-US Division, Russell Real Estate Securities Division, Russell Core Bond Division, Russell LifePoints Moderate Strategy Division, Russell LifePoints Balanced Strategy Division, Russell LifePoints Growth Strategy Division, and Russell LifePoints Equity Growth Strategy Division at December 31, 2009, and the results of each of their operations, the changes in each of their net assets and their financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of securities owned at December 31, 2009 with Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust and the Russell Investment Funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

February 18, 2010

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policy.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2009	2008
Assets:
Bonds	$91,004	$79,314
Mortgage loans	21,024	21,677
Policy loans	13,717	12,884
Common and preferred stocks	5,918	5,744
Real estate	1,582	1,528
Other investments	8,587	9,185
Cash and temporary investments	2,610	4,807

Total investments	144,442	135,139

Due and accrued investment income	1,632	1,498
Income taxes recoverable	—	73
Net deferred tax assets	2,359	2,696
Deferred premium and other assets	2,403	2,361
Separate account assets	16,344	13,387

Total assets	$167,180	$155,154

Liabilities and Surplus:
Reserves for policy benefits	$125,025	$117,954
Policyowner dividends payable	4,730	4,555
Interest maintenance reserve	519	192
Asset valuation reserve	1,843	1,023
Income taxes payable	288	—
Other liabilities	6,028	5,642
Separate account liabilities	16,344	13,387

Total liabilities	154,777	142,753

Surplus	12,403	12,401

Total liabilities and surplus	$167,180	$155,154

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2009	2008	2007
Revenue:
Premiums	$13,062	$13,551	$13,242
Net investment income	7,772	7,835	7,568
Other income	532	537	545

Total revenue	21,366	21,923	21,355

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	6,807	6,071	5,544
Net additions to policy benefit reserves	7,178	8,491	7,904
Net transfers to (from) separate accounts	(40)	(102)	484

Total benefits	13,945	14,460	13,932

Commissions and operating expenses	2,189	2,070	2,009

Total benefits and expenses	16,134	16,530	15,941

Gain from operations before dividends and taxes	5,232	5,393	5,414

Policyowner dividends	4,715	4,547	5,012

Gain from operations before taxes	517	846	402
Income tax expense (benefit)	42	(304)	21

Net gain from operations	475	1,150	381
Net realized capital gains (losses)	(154)	(667)	619

Net income	$321	$483	$1,000

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2009	2008	2007

Beginning of year balance	$12,401	$12,106	$11,684

Net income	321	483	1,000

Change in net unrealized capital gains (losses)	503	(3,483)	(12)

Change in net deferred tax assets	(204)	(20)	165

Change in nonadmitted assets and other	141	(178)	(137)

Change in asset valuation reserve	(820)	2,664	(594)

Change in accounting principle	61	829	—

Net increase in surplus	2	295	422

End of year balance	$12,403	$12,401	$12,106

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2009	2008	2007

Cash flows from operating activities:
Premiums and other income received	$9,264	$9,379	$9,495
Investment income received	7,779	7,838	7,424
Benefit payments to policyowners and beneficiaries	(7,122)	(6,442)	(5,904)
Net transfers from (to) separate accounts	66	121	(474)
Commissions, expenses and taxes paid	(1,644)	(2,115)	(2,148)

Net cash provided by operating activities	8,343	8,781	8,393

Cash flows from investing activities:
Proceeds from investments sold or matured:

Bonds	41,409	42,698	64,980
Common and preferred stocks	9,057	5,527	6,099
Mortgage loans	2,058	1,811	2,940
Real estate	460	199	177
Other investments	825	1,669	1,175

	53,809	51,904	75,371

Cost of investments acquired:
Bonds	53,306	46,592	70,890
Common and preferred stocks	7,408	5,121	5,594
Mortgage loans	1,411	2,659	4,422
Real estate	250	118	151
Other investments	1,658	2,712	2,401

	64,033	57,202	83,458

Disbursement of policy loans, net of repayments	834	1,087	802

Net cash applied to investing activities	(11,058)	(6,385)	(8,889)

Cash flows from financing and miscellaneous sources:
Net inflows (outflows) on deposit-type contracts	(20)	(84)	235
Other cash provided (applied)	538	(52)	(77)

Net cash provided by (applied to) financing and miscellaneous sources:	518	(136)	158

Net increase (decrease) in cash and temporary investments	(2,197)	2,260	(338)

Cash and temporary investments, beginning of year	4,807	2,547	2,885

Cash and temporary investments, end of year	$2,610	$4,807	$2,547

The accompanying notes are an integral part of these financial statements.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Certain accounting practices used by the Company vary from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the NAIC does not provide accounting guidance specific to a transaction entered into by the Company or where the Company and the Office of the Commissioner of Insurance (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances.

During 2008, the Company adopted permitted practices regarding valuation of net deferred tax assets (see Note 10) and equity method accounting for the Company’s investment in Frank Russell Company common stock (see Note 11). Additionally, the Company was previously granted a permitted practice by the OCI regarding valuation of its oil and gas investments (see Note 3).

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance. Policy loans earn interest at either a fixed rate established at the time the loan is requested by the policyowner or at a variable rate which is reset annually, with annual interest rates ranging from 5.00% to 8.00% for loans outstanding at December 31, 2009. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined with reference to the interest rate charged on the policy loan (“direct recognition method”). As a result, the Company considers the unpaid principal balance to approximate fair value for policy loans.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, including a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in fixed rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are reported at fair value based primarily on quoted market prices. See Note 7 for more information about the Company’s separate accounts and Note 8 for more information about the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 for more information about the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows. The Company’s annual declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

dividends to be paid to policyowners as a group in the subsequent fiscal year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statement of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information about the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Accrued investment income more than 90 days past due is a nonadmitted asset and reported as a direct reduction of surplus in the consolidated statement of changes in surplus. Accruals of investment income for securities that have been determined to be other-than-temporarily impaired are generally suspended. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends and distributions paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments and interest costs associated with securities lending. See Note 3 for more information regarding net investment income.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information about the Company’s use of reinsurance.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information about the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $44 million and $43 million at December 31, 2009 and 2008, respectively, are included in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $171 million and $143 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for IT equipment and software totaled $83 million, $79 million and $79 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. The cost of furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $6 million and $6 million for the years ended December 31, 2009, 2008 and 2007, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary investment impairments.

Unrealized capital gains and losses primarily represent changes in the fair value of common stocks and other equity investments and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s equity method share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also included in changes in unrealized capital gains and losses. See Note 3 for more information regarding unrealized capital gains and losses.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain investments are excluded from assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2009 through February 15, 2010, the date these consolidated financial statements were available to be issued. Based on this evaluation, certain events subsequent to December 31, 2009 have been disclosed (see Note 9 and Note 11). None of these subsequent events required adjustment to the consolidated financial statements at December 31, 2009 or for the periods then ended.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

Investments in bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) by the Securities Valuation Office (“SVO”) of the NAIC are reported at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective method to adjust net investment income for changes in the estimated yield to maturity.

The statutory basis of accounting permits fair value disclosures for bonds to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. Disclosure of fair value for bonds at December 31, 2009 is primarily based on independent pricing services or internally developed pricing models utilizing observable market data. At December 31, 2008 the fair value of bonds was based primarily on values published by the SVO. In the absence of SVO-published values at December 31, 2008, fair value was based on independent pricing services or internally developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

Statement value and fair value of bonds at December 31, 2009 and 2008, summarized by asset categories required in the NAIC Annual Statement, were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

December 31, 2009	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$8,667	$178	$(411)	$8,434
States, territories and possessions	1,019	33	(65)	987
Special revenue and assessments	14,786	611	(39)	15,358
All foreign governments	1,219	123	(2)	1,340
Hybrid securities	383	22	(28)	377
Industrial and miscellaneous	64,930	3,017	(1,875)	66,072

Total bonds	$91,004	$3,984	$(2,420)	$92,568

December 31, 2008	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,795	$1,555	$(4)	$9,346
States, territories and possessions	463	61	(7)	517
Special revenue and assessments	13,084	454	(44)	13,494
All foreign governments	1,313	319	—	1,632
Hybrid securities	442	4	(122)	324
Industrial and miscellaneous	56,217	656	(7,450)	49,423

Total bonds	$79,314	$3,049	$(7,627)	$74,736

As of December 31, 2009, U.S. Government securities were in a net unrealized loss position of $233 million, compared to a net unrealized gain of $1.5 billion at December 31, 2008. The fair value of these securities reflects the relationship between the stated interest rate on the bonds held by the Company and current market yields. This relationship was impacted by rising market yields on U.S. Government securities during 2009, as well as sales by the Company of certain holdings with above market interest rates and purchases of new bonds with lower market yields. Industrial and miscellaneous corporate bonds were in a net unrealized gain position of $1.1 billion as of December 31, 2009 compared to a net unrealized loss of $6.8 billion as of December 31, 2008, primarily the result of historically high market credit spreads as of December 31, 2008, and the significant narrowing of those spreads during 2009.

Based on statement value, 90% and 89% of the Company’s bond portfolio was rated as investment-grade (i.e., rated “1” or “2” by the SVO) at December 31, 2009 and 2008, respectively. As of December 31, 2009, the Company held below investment grade bonds with a statement value of $2.0 billion that were previously classified as investment grade as of December 31, 2008 (“downgrades”). During 2009, the aggregate fair value of these bonds increased by $174 million. At December 31, 2009, the Company held bonds with an aggregate statement value of $199 million that were re-rated as investment grade at that date, but had been rated as below investment grade at December 31, 2008 (“upgrades”). During 2009, the aggregate fair value of these bonds increased by $48 million. These changes in fair value included both changes in the credit circumstances of the individual issuer as well as the general narrowing of credit spreads during 2009.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Statement value of bonds by NAIC rating category at December 31, 2009 and 2008 were as follows:

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$8,667	$—	$—	$—	$—	$—	$8,667
States, territories and possessions	935	84	—	—	—	—	1,019
Special revenue and assessments	14,786	—	—	—	—	—	14,786
All foreign governments	1,146	73	—	—	—	—	1,219
Hybrid securities	249	93	26	10	—	5	383
Industrial and miscellaneous	30,525	25,465	3,821	2,849	2,093	177	64,930

Total bonds	$56,308	$25,715	$3,847	$2,859	$2,093	$182	$91,004

December 31, 2008	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,795	$—	$—	$—	$—	$—	$7,795
States, territories and possessions	363	100	—	—	—	—	463
Special revenue and assessments	12,904	180	—	—	—	—	13,084
All foreign governments	1,224	89	—	—	—	—	1,313
Hybrid securities	372	65	5	—	—	—	442
Industrial and miscellaneous	26,059	21,211	3,820	3,308	1,684	135	56,217

Total bonds	$48,717	$21,645	$3,825	$3,308	$1,684	$135	$79,314

Statement value and fair value of bonds by contractual maturity at December 31, 2009 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$2,249	$2,291
Due after one year through five years	16,916	17,498
Due after five years through ten years	28,145	29,147
Due after ten years	17,498	17,798

	64,808	66,734
Mortgage-backed and structured securities	26,196	25,834

Total	$91,004	$92,568

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The tables below summarize the composition of the Company’s investments in public and private mortgage-backed and other structured securities at December 31, 2009 and 2008. The investment grade designation is based on an NAIC rating of “1” or “2”. These ratings are subject to change based upon subsequent evaluations of credit quality by the SVO or other rating agencies. On a statement value basis, 96% and 98% of the Company’s investments in these securities were rated as investment grade as of December 31, 2009 and 2008, respectively, with a significant concentration in residential mortgage-backed securities issued by government agencies. The decrease in the investment grade percentage is primarily attributable to downgrades of certain CMBS holdings during 2009.

December 31, 2009	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential Mortgage-Backed:
Government Agencies	$15,835	$16,455	$1	$1	$15,836	$16,456
Other Prime	1,730	1,711	22	20	1,752	1,731
Other Below-prime	495	442	147	111	642	553

Commercial Mortgage-Backed:
Government Agencies	491	480	—	—	491	480
Conduit	2,447	2,251	328	143	2,775	2,394
Re-REMIC	304	208	142	20	446	228
Collateralized Debt Obligations	118	60	161	24	279	84
Other Commercial Mortgage-Backed	61	62	9	7	70	69

Other Asset-Backed	3,682	3,760	223	79	3,905	3,839

Total Structured Securities	$25,163	$25,429	$1,033	$405	$26,196	$25,834

December 31, 2008	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential Mortgage-Backed:
Government Agencies	$13,280	$13,750	$—	$—	$13,280	$13,750
Other Prime	1,806	1,650	—	—	1,806	1,650
Other Below-prime	641	532	198	118	839	650

Commercial Mortgage-Backed:
Government Agencies	323	329	—	—	323	329
Conduit	2,316	1,625	33	14	2,349	1,639
Re-REMIC	280	77	61	5	341	82
Collateralized Debt Obligations	272	89	40	6	312	95
Other Commercial Mortgage-Backed	238	146	18	3	256	149

Other Asset-Backed	3,767	3,391	70	33	3,837	3,424

Total Structured Securities	$22,923	$21,589	$420	$179	$23,343	$21,768

Mortgage-backed securities issued by government agencies experienced favorable movements in fair value relative to statement value during 2009 and 2008 due to declining market yields for such securities. Narrower credit spreads during 2009 on securities not backed by the U.S. government resulted in a recovery of a portion of the market value declines for other mortgage-backed and structured securities that had occurred in 2008. Other asset-backed securities shown above are primarily backed by credit card and automobile loans.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Sub-prime and other Below-prime Mortgage Risk

Sub-prime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who generally have credit profiles above sub-prime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain mortgage-backed and structured securities that include exposure to sub-prime and other below-prime mortgage loans. These investments are included in bonds in the consolidated statement of financial position and generally reported at amortized cost, less any valuation adjustments. At December 31, 2009 and 2008, the statement value of sub-prime investments was $1 million and $8 million, respectively, and the statement value of Alt-A and other below-prime investments was $641 million and $831 million, respectively. At December 31, 2009 and 2008, the fair value of sub-prime investments was $1 million and $2 million, respectively, and the fair value of Alt-A and other below-prime investments was $552 million and $648 million, respectively. Of the Alt-A and other below-prime investments held by the Company at December 31, 2009 and 2008, 77% and 76%, respectively, were rated as investment-grade.

As of December 31, 2009 and 2008, 84% and 96%, respectively, of the Company’s commercial mortgage-backed securities were rated as investment grade. Statement values of these securities by NAIC rating category and year of origination at December 31, 2009 and 2008 were as follows:

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)

2009	$360	$—	$—	$—	$—	$—	$360
2008	10	—	—	—	—	—	10
2007	297	147	106	90	26	2	668
2006	611	54	53	87	12	—	817
2005	445	79	48	44	20	1	637
2004 & prior	1,250	168	100	43	8	—	1,569

Total	$2,973	$448	$307	$264	$66	$3	$4,061

December 31, 2008	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)

2007	$677	$58	$14	$—	$—	$—	$749
2006	849	44	10	18	2	—	923
2005	434	119	7	21	19	—	600
2004	197	70	4	19	—	—	290
2003 & prior	804	177	14	24	—	—	1,019

Total	$2,961	$468	$49	$82	$21	$—	$3,581

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method. See Note 14 for more

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

information regarding the fair value of the Company’s investments in mortgage loans.

The maximum and minimum interest rates for mortgage loans originated during 2009 were 8.5% and 5.2%, respectively, while these rates during 2008 were 7.0% and 4.8%, respectively. The aggregate ratio of amounts loaned to the fair value of collateral for mortgage loans originated during 2009 and 2008 was 58% and 63%, respectively, with a maximum of 100% for any single loan during each of 2009 and 2008. Loans with a 100% loan-to-value are made on a very limited basis and represent construction loans on build-to-suit properties, structured to be refinanced upon completion with a loan-to-value between 50% to 70%. As of December 31, 2009 and 2008, the aggregate weighted-average loan-to-value ratio for the mortgage loan portfolio was 72% and 66%, respectively. The increase in the aggregate loan-to-value ratio during 2009, as shown in the table following, is primarily the result of declining fair values for the underlying collateral, based on current appraisals performed by the Company.

Fair value of the collateral securing the Company’s commercial mortgage loan portfolio is evaluated at least annually by the Company’s real estate professionals. More frequent evaluations are performed as necessary in the event of changes in the market capitalization rates, borrower financial strength and/or property performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements, adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, are also factored into fair value estimates. Private market transactions and public market alternatives are considered in determining market capitalization rates.

The aggregate ratios of amounts loaned to fair value of collateral for mortgage loans by property type as of December 31, 2009 and 2008 were as follows:

December 31, 2009	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$633	$1,353	$3,448	$1,008	$6,442
Office	733	2,303	1,901	531	5,468
Retail	387	2,173	2,496	249	5,305
Warehouse/Industrial	97	754	1,130	787	2,768
Other	101	246	602	92	1,041

Total	$1,951	$6,829	$9,577	$2,667	$21,024

December 31, 2008	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$818	$2,841	$2,662	$993	$7,314
Office	1,622	2,124	1,615	207	5,568
Retail	775	2,730	1,100	297	4,902
Warehouse/Industrial	296	868	1,205	400	2,769
Other	183	649	180	112	1,124

Total	$3,694	$9,212	$6,762	$2,009	$21,677

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The statement value of mortgage loans by contractual maturity at December 31, 2009 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
Due in one year or less	$1,291
Due after one year through two years	1,429
Due after two years through five years	6,752
Due after five years through eight years	6,325
Due after eight years	5,227

$21,024

The geographic diversification of the Company’s mortgage loans by property type as of December 31, 2009 and 2008 were as follows:

December 31, 2009	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$2,068	$364	$1,520	$2,490	$—	$6,442
Office	1,932	623	1,089	1,824	—	5,468
Retail	1,635	670	1,270	1,688	42	5,305
Warehouse/Industrial	467	491	528	1,282	—	2,768
Other	154	244	400	243	—	1,041

Total	$6,256	$2,392	$4,807	$7,527	$42	$21,024

December 31, 2008	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$2,547	$546	$1,620	$2,601	$—	$7,314
Office	1,892	653	1,109	1,914	—	5,568
Retail	1,440	437	1,258	1,723	44	4,902
Warehouse/Industrial	461	479	511	1,318	—	2,769
Other	141	244	486	253	—	1,124

Total	$6,481	$2,359	$4,984	$7,809	$44	$21,677

Common and Preferred Stocks

Common stocks are generally reported at fair value. The statutory basis of accounting permits fair value for common stocks to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. At December 31, 2009, fair value was based primarily on quoted market prices. For private common stocks without quoted market prices, fair value at December 31, 2009 is based upon internally developed pricing models that utilize observable market data (public comparables), external pricing sources (sponsor valuations) and cash flow modeling. At December 31, 2008, the fair value of common stocks was primarily based on values published by the SVO and quoted market prices. When SVO-published values or quoted market prices were not used at December 31, 2008, fair value was based on internally developed pricing models. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. See Note 11 regarding statement value of the Company’s investment in Frank Russell Company common stock. See Note 14 for more information regarding the fair value of the Company’s investments in common stock.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The statutory basis of accounting permits fair value for preferred stocks to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. At December 31, 2009, fair value was based primarily on internally developed pricing models. At December 31, 2008, the fair value of preferred stocks was based primarily upon values published by the SVO. In the absence of SVO-published values at December 31, 2008, fair value was based primarily upon internally developed pricing models. See Note 11 regarding statement value of the Company’s investments in Frank Russell Company preferred stock. See Note 14 for more information regarding the fair value of the Company’s investments in preferred stock.

When necessary, valuation adjustments are made for preferred stocks with SVO ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized capital loss. Valuation adjustments for declines in value considered to be other-than-temporary are reported as realized capital losses.

Real Estate

Real estate investments are reported at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements, using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is based primarily on the present value of estimated future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties).

The geographic diversification of the Company’s investments in real estate by property type as of December 31, 2009 and 2008 were as follows:

December 31, 2009	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$255	$94	$35	$160	$544
Office	83	414	127	140	764
Warehouse/Industrial	12	—	49	170	231
Other	27	—	16	—	43

Total	$377	$508	$227	$470	$1,582

December 31, 2008	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$277	$40	$27	$294	$638
Office	72	402	136	26	636
Warehouse/Industrial	12	—	54	172	238
Other	—	—	16	—	16

Total	$361	$442	$233	$492	$1,528

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The Company’s home office properties are included in Midwest Office investments in the table above, and have an aggregate statement value of $263 million and $245 million at December 31, 2009 and 2008, respectively.

Other Investments

Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. The partnerships, real estate joint ventures and limited liability companies are reported using the statutory equity method of accounting. The unconsolidated non-insurance subsidiaries are recorded based on their audited GAAP equity. These subsidiaries primarily invest in public and private equity securities, investment grade municipal bonds and real estate joint ventures.

Statement value of other investments as of December 31, 2009 and 2008 were as follows:

	For the year ended December 31,
Asset type	2009	2008
	(in millions)

Unconsolidated non-insurance subsidiaries	$4,721	$4,673
Partnerships and LLCs	2,800	3,116
Low income housing tax credit properties	545	576
Leveraged leases	318	331
Derivative instruments	14	80
Due on sale of securities	53	162
Oil and gas investments	74	107
Other	62	140

Total	$8,587	$9,185

Oil and gas investments are reported using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This method is permitted by the OCI. The Accounting Practices and Procedures Manual of the NAIC does not provide accounting guidance for oil and gas investments.

See Note 4 regarding the Company’s use of derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Bonds	$4,932	$4,821	$4,535
Mortgage loans	1,356	1,334	1,306
Policy loans	976	876	821
Common and preferred stocks	178	214	331
Real estate	231	263	270
Derivative instruments	19	—	—

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Other investments	432	770	898
Amortization of IMR	39	35	29

Gross investment income	8,163	8,313	8,190
Less: investment expenses	391	478	622

Net investment income	$7,772	$7,835	$7,568

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31, 2009			For the year ended December 31, 2008			For the year ended December 31, 2007
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)			(in millions)			(in millions)
Bonds	$1,397	$(1,412)	$(15)	$518	$(1,757)	$(1,239)	$465	$(327)	$138
Common and preferred stocks	1,101	(695)	406	773	(1,342)	(569)	1,415	(246)	1,169
Mortgage loans	—	(8)	(8)	—	(2)	(2)	—	(10)	(10)
Real estate	232	(17)	215	82	(4)	78	65	—	65
Other investments	897	(1,402)	(505)	1,416	(1,205)	211	306	(568)	(262)

Subtotal	$3,627	$(3,534)	93	$2,789	$(4,310)	(1,521)	$2,251	$(1,151)	1,100

Less: IMR gains (losses)			563			(705)			144

Less: Capital gains taxes (benefit)			(316)			(149)			337

Net realized capital gains (losses)			$(154)			$(667)			$619

Realized gains and losses on bonds and common and preferred stock are the result of normal trading activity undertaken to execute the Company’s overall portfolio management strategy including asset/liability duration management, sector exposure, total return and tax optimization, as well as valuation adjustments resulting from the Company’s determination of other-than-temporary-impairments, as discussed below. Realized gains and losses for other investments are primarily due to derivative transactions, predominantly from foreign currency futures and equity futures (see Note 4). During 2009, 2008 and 2007, realized losses of $175 million, $156 million and $5 million, respectively, were attributable to the sale of bonds with significant declines in credit quality. Proceeds from the sale of bond investments totaled $32 billion, $34 billion and $56 billion for the years ended December 31, 2009, 2008 and 2007, respectively.

Changes in net unrealized capital gains and losses for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Bonds	$117	$(356)	$98
Common and preferred stocks	903	(3,604)	(367)
Other investments	(316)	(831)	178

	704	(4,791)	(91)

Change in deferred taxes	(201)	1,308	79

Change in net unrealized capital gains (losses)	$503	$(3,483)	$(12)

The fluctuations in net unrealized capital gains/(losses) during 2009 and 2008 were due primarily to the declines in the fair value of common stocks and other investments during 2008 that

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

management considered to be temporary, some of which have since recovered value with the market rebound during 2009. Net unrealized capital losses included unrealized losses of ($311) million, ($460) million and ($386) million for the years ended December 31, 2009, 2008 and 2007, respectively, related to distributions made to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries are reported as unrealized under the equity method of accounting until distributed to the Company, at which time net investment income is recognized and the previously unrealized net gains are reversed.

Changes in net unrealized capital gains (losses) also included valuation adjustments for declines in the fair value of investments held by unconsolidated non-insurance subsidiaries that were considered to be other-than-temporary.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value had temporarily declined and remained below cost as of December 31, 2009 and 2008 were as follows:

	December 31, 2009
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$16,596	$15,854	$(742)	$9,415	$7,550	$(1,865)
Common and preferred stocks	1,396	1,249	(147)	1,109	813	(296)

Total	$17,992	$17,103	$(889)	$10,524	$8,363	$(2,161)

	December 31, 2008
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$29,909	$26,205	$(3,704)	$16,589	$12,454	$(4,135)
Common and preferred stocks	3,326	2,391	(935)	1,048	610	(438)

Total	$33,235	$28,596	$(4,639)	$17,637	$13,064	$(4,573)

At December 31, 2009 and 2008, $1.2 billion and $1.6 billion, respectively, of the unrealized loss related to declines for greater than 12 months were related to structured securities, primarily CMBS. At December 31, 2009, the unrealized loss on bonds for which fair value had temporarily declined and remained below cost, decreased due primarily to market credit spreads narrowing from the historically high levels at December 31, 2008. These bonds are current on interest and principal payments and are otherwise performing according to their contractual terms. Based on the review process described below, management considers these declines in fair value, as well as the declines in fair value of common and preferred stocks, to be temporary based on existing facts and circumstances. Changes in the fair value of common stocks are reflected in surplus through unrealized gains/losses as a result of being reported at fair value in the financial statements.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Impairments

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in fair value is other-than-temporary include: (1) the duration and extent to which fair value has been less than cost, (2) the financial condition and near-term financial prospects of the issuer and (3) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value.

For fixed income securities, emphasis is placed on evaluating the issuer’s ability to service all contractual interest and principal payments and the Company’s ability and intent to hold the security until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold a security considers broad portfolio management objectives such as asset/liability duration management and issuer and industry segment exposures.

For equity securities, greater weight and consideration is given to the duration and extent of a decline in fair value and the likelihood that the fair value of the security will recover. An investment in real estate is evaluated for an-other-than temporary impairment when the fair value of the property is lower than its depreciated cost. Fixed income securities (excluding structured securities, as described below), real estate and other investments that are determined to have an other-than-temporary impairment are written down to fair value. Mortgage loans determined to have an other-than-temporary impairment are written down to net realizable value based on appraisal of the collateral property.

Effective January 1, 2008, the Company adopted Statement of Statutory Accounting Principle No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, An Amendment to SSAP No. 43 – Loan Backed and Structured Securities (“SSAP 98”). SSAP 98 required that valuation adjustments for other-than-temporary impairment of loan-backed and structured securities be based on fair value. Previous statutory accounting guidance required that such valuation adjustments be based on undiscounted future cash flows. SSAP 98 was adopted prospectively at January 1, 2008 and resulted in $90 million of additional realized capital losses during 2008 than would have been required under previous accounting guidance.

During 2009, the Company adopted Statement of Statutory Accounting Principle No. 43R, Loan Backed and Structured Securities (“SSAP 43R”). SSAP 43R superceded SSAP 98 and requires that valuation adjustments for other-than-temporary impairments of loan-backed and structured securities be based on fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted expected future cash flows of the security. The discount rate used would generally be either the effective yield at purchase or the effective yield immediately prior to the valuation adjustment. The adoption of SSAP 43R was effective September 30, 2009 and resulted in a cumulative increase to surplus of $61 million, representing the difference between other-than-temporary valuation adjustments measured using the discounted cash flow method required by SSAP 43R and the fair value measurement previously required by SSAP 98. This increase to surplus is reported as a change in accounting principle in the consolidated statement of changes in surplus for the year ended December 31, 2009.

Realized capital losses recognized due to declines in fair value of investments that were

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

considered to be other-than-temporary for the years ended December 31, 2009, 2008 and 2007 were $749 million, $960 million and $156 million, respectively, with details by asset class and sector as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Bonds, common and preferred stocks:

Financial services	$(69)	$(366)	$(26)
Structured securities	(166)	(157)	(1)
Energy	(25)	(98)	(31)
Consumer discretionary	(133)	(82)	(3)
Health care	—	(41)	(14)
Industrials	(48)	(30)	(6)
Technology	(7)	(25)	(1)
Other	(74)	(53)	(2)

Subtotal	(522)	(852)	(84)

Other investments:
Real estate and RE funds	(151)	(88)	(46)
Energy holdings	(12)	(10)	—
Security partnerships	(52)	(10)	(26)
Derivatives	(4)	—	—
Mortgage loans	(8)	—	—

Subtotal	(227)	(108)	(72)

Total	$(749)	$(960)	$(156)

The $522 million in total valuation adjustments for bonds and stocks during 2009 was comprised of $449 million for bonds, $62 million for common stocks and $11 million for preferred stocks. The $166 million of structured securities valuation adjustments recorded during 2009 included $79 million of other collateralized debt obligations (“CDOs”), primarily backed by bank securities, and $62 million of commercial mortgage-backed securities (“CMBSs”), including CMBS CDOs.

During 2008 these valuation adjustments included $445 million for bonds, $231 million for common stocks, and $176 million for preferred stocks. The $157 million of valuation adjustments recorded against structured securities during 2008 was comprised of $63 million of CDOs and $94 million for CMBS, including CMBS CDOs.

Other-than-temporary valuation adjustments on loan-backed and structured securities for the year ended December 31, 2009, including the basis for the adjustment, were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	Amortized Cost Basis Before Other-than- Temporary-Impairment	Other-than- Temporary Impairment Recognized in Loss	Fair Value
		(in millions)
Aggregate Intent to Sell	$—	$—	$—

Aggregate Intent & Ability to Hold	221	(86)	46

Total	$221	$(86)	$46

Loan-backed and structured securities for which the present value of expected cash flows was less than the amortized cost basis, thereby resulting in an other-than-temporary valuation adjustment at December 31, 2009, were as follows:

CUSIP	Book/Adj Carrying Value Amortized cost before current period OTTI	Present Value of Projected Cash Flows	Recognized other-than- temporary impairment	Amortized cost after other-than- temporary impairment	Fair Value
		(in millions)

09774XBM3	$2	$3	$—	$3	$1
20846QDV7	7	7	—	7	7
61746WKA7	—	—	—	—	—
38373MAQ3	—	—	—	—	—
38374J7C4	3	3	—	3	2
46625M3T4	1	—	—	1	—
38373VMQ0	1	1	—	1	1
38374BSY0	5	4	—	5	2
74436JEH6	—	1	—	—	1
11777LAK7	1	2	—	1	—
15188RAE2	1	—	—	1	—
3622MSAH5	1	—	(1)	—	—
3622MSAJ1	—	—	—	—	—
47631WAE7	1	—	(1)	—	1
50177AAZ2	4	1	(3)	1	1
50179AAU1	1	1	(1)	1	2
61751XAP5	1	—	(1)	—	—
65105LAG5	2	—	(2)	—	—
65105YAF9	1	—	(1)	—	—
78466MAK0	1	—	(1)	—	—
83586WAL1	1	—	(1)	—	1
036510AD7	10	1	(9)	1	1
62475FAQ5	1	—	(1)	—	—
62475FAR3	1	—	(1)	—	—
62745FAU6	1	—	(1)	—	—
65106CAD1	3	—	(3)	—	—
894127AQ2	15	13	—	15	3
55291MAA1	28	20	(4)	23	6
55291MAB9	12	7	(3)	9	4
74042JAJ2	25	18	(5)	19	1
74042MAQ9	27	19	(3)	24	2
98885YAE9	10	1	(9)	1	—
61750WAF0	7	1	(6)	—	1
62475FAP7	2	—	(2)	—	—
62475FAN2	2	—	(2)	—	—
62475FAM4	4	—	(4)	—	—
36170UBB6	3	—	(3)	—	—
36170VAJ8	10	—	(10)	—	—
05951FAA2	13	10	(4)	10	8
74043AAL5	13	9	(4)	9	1
36170UBH3	—	—	—	—	—

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

36170UBK6	—	—	—	—	—
36170UBM2	—	—	—	—	—
36170UBP5	—	—	—	—	—
36170UBR1	—	—	—	—	—
36170UBT7	—	—	—	—	—
36170UBD2	—	—	—	—	—
36170UBF7	—	—	—	—	—

Total	$221	$122	$(86)	$135	$46

In addition to the realized losses above, $40 million, $77 million and $53 million of other-than-temporary valuation adjustments were recognized by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2009, 2008 and 2007, respectively. The decline in equity of these subsidiaries resulting from these valuation adjustments is included in changes in net unrealized capital gains (losses) in the consolidated statement of changes in surplus.

Securities Lending

The Company has entered into securities lending agreements whereby certain general account investment securities are loaned to third parties, primarily major brokerage firms. At December 31, 2009 and 2008, the aggregate statement value of loaned securities was $2.9 billion and $2.5 billion, respectively, while the aggregate fair value of these loaned securities was $2.7 billion and $3.0 billion, respectively. The Company’s policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities to be held by the Company or a trustee.

At each of December 31, 2009 and 2008, securities lending collateral held by the Company of $2.9 billion, which is reported in the consolidated statement of financial position at amortized cost and included in cash and temporary investments, with the offsetting collateral liability of $2.9 billion included in other liabilities. These collateral assets included $2.3 billion and $2.8 billion, respectively, of collateral positions with open terms (i.e., positions for which the borrower may return the loaned security and request return of the collateral at any time), $400 million and $10 million, respectively, for collateral positions with terms of less than 30 days, $90 million and $0, respectively, for collateral positions with terms of less than 60 days and $100 million and $90 million, respectively, for collateral positions with terms exceeding 90 days. At each of December 31, 2009 and 2008, the aggregate fair value of all collateral positions was $2.9 billion.

In addition to the collateral held by the Company, additional non-cash collateral was held on the Company’s behalf by a trustee at December 31, 2009 and 2008 with initial loan values of $73 million and $219 million, respectively, and current fair values of $70 million and $208 million, respectively, and is not included in the consolidated statement of financial position.

The Company has also entered into securities lending arrangements for separate account investment securities, utilizing similar procedures and collateral requirements as those for general account loaned securities. At December 31, 2009 and 2008, the aggregate statement value of loaned securities held by the separate accounts was $85 million and $67 million, respectively.

Secured Funding Transaction

During 2009, the Company entered into a secured funding transaction, whereby certain mortgage-backed securities owned by the Company have been deposited in a trust and pledged under an indenture as part of a borrowing arrangement with an unrelated third party. At December 31,

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

2009, the aggregate statement value of the pledged securities was $2.1 billion while the aggregate fair value of those securities was $1.4 billion. During the duration of the indenture, these assets are restricted from being sold, substituted or otherwise accessed by the Company. This transaction is reported as a secured funding under Statement of Statutory Accounting Principles No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP 91R”), and as such these securities remain reported as bonds in the consolidated statement of financial position.

The proceeds to the Company of the funding transaction were $600 million, which is included in other liabilities in the consolidated statement of financial position at December 31, 2009. The related indenture requires substantially all cash flows from the pledged securities to be used to pay interest and principal on the funded balance. Interest on the outstanding principal balance accrues at an annual rate of 1-month LIBOR + 1.75%. Interest expense incurred during 2009 was less than $100,000.

As part of the transaction, the Company entered into an unconditional agreement to repurchase the pledged securities from the trust at market value on December 29, 2011. In the unlikely event that the outstanding principal, interest and other obligations on the secured borrowing transaction exceed the market value of the pledged securities, the repurchase will not be completed on that date. Instead, the market value will be recalculated and compared to the outstanding principal, interest and other obligations on the borrowing arrangement on the last monthly payment date of each quarter thereafter and the repurchase will be completed at market value on the first such payment date when the market value exceeds such obligations. If the repurchase has not been completed by the payment date for December 2013, it will be completed at the market value on that date. In any event, the proceeds of the repurchase will be applied to the borrowing obligations and upon satisfaction of such obligations the trust will be liquidated.

4.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are designated as either “cash flow” hedges, which mitigate the risk of variability in future cash flows associated with the asset or liability being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the asset or liability being hedged. Derivatives that qualify for hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges that do not qualify for hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, including the risk being hedged, the derivative used in the hedge and the methodology for assessing hedge effectiveness, which must be measured on an ongoing basis over the life of the hedge. To qualify for hedge accounting, the hedge must be “highly effective,” meaning that the changes in the fair value of cash flows of the hedging instrument must be between 80-125% of the inverse of the corresponding changes in fair value or cash flows of the hedged risk.

Fair value is the amount that the Company would expect to receive or pay in an arms-length

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

settlement of the derivative contract as of the reporting date. The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using third-party or internal pricing models. For derivatives reported at fair value, changes in fair value on open derivative positions are reported as an unrealized capital gain or loss. Upon maturity or termination of the derivative contract, a realized capital gain or loss is recognized.

Additionally, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. Derivatives used for income generation purposes are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The cash premium received by the Company at the inception of the contract is deferred for accounting purposes until maturity of the contract or its exercise by the counterparty (if the term of the derivative is less than one year) or amortized over the life of the contract (if the term of the derivative is greater than one year).

Over-the-counter derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support agreements that require the daily exchange of collateral assets if credit exposure exceeds certain limits. As of December 31, 2009 and 2008, the Company held $97 million and $118 million, respectively, of cash collateral under these agreements. The cash collateral is included in other assets in the consolidated statement of financial position, with a corresponding liability reflecting the Company’s obligation to return the collateral included in other liabilities.

Following are descriptions of the types of derivative instruments used by the Company:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting, with these instruments reported at amortized cost.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. The Company’s use of interest rate swaps qualifies for hedge accounting, with these instruments reported at amortized cost.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on predefined terms. Prior to 2009, the Company’s use of swaptions qualified for hedge accounting, with these instruments reported at amortized cost. During 2009, the Company elected to discontinue hedge accounting for these instruments, and as a result, these instruments are reported at fair value as of December 31, 2009. This change resulted in an unrealized capital gain of $26 million for the year ended December 31, 2009.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the currencies of two different countries at a specified exchange rate. The Company’s use of foreign currency swaps qualifies for hedge accounting. These instruments are reported at amortized cost, with the exception of changes in fair value due to fluctuations in market currency exchange rates. Foreign currency translation gain or loss is reported as an unrealized capital gain or loss until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Foreign currency covers are used to mitigate foreign exchange risk pending settlement of executed trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. The Company’s use of foreign currency covers qualifies for hedge accounting, with foreign currency translation gain or loss recorded as an adjustment to the cost basis of the hedged security. The Company held no positions in these instruments at December 31, 2009.

Commodity swaps are used to mitigate market risk for the anticipated sale of future oil or natural gas production. Commodity swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable energy commodity price and a specified fixed energy commodity price applied to the notional amount of the contract. The Company’s use of commodity swaps does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized gains or losses were recognized during 2009 on these contracts. Unrealized capital gains of $1 million were recognized during 2008 on these contracts. The Company held no positions in these instruments at December 31, 2009.

Interest rate basis swaps are used to mitigate the basis risk for investments in variable interest rate preferred stocks. Interest rate basis swaps obligate the Company and a counterparty to exchange amounts based on the difference between the rates of return on two different reference indices applied to the notional amount of the contract. The Company’s use of interest rate basis swaps does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized gains or losses were recognized during 2009 on these contracts. Unrealized capital losses were less than $1 million during 2008 on these contracts. The Company held no positions in these instruments at December 31, 2009 or 2008.

Fair Value Hedges:

Short fixed income futures are used to mitigate interest rate risk for investment in portfolios of fixed income securities. Short fixed income futures obligate the Company to sell to a counterparty a specified bond at a specified price at a future date. The Company’s use of short fixed income futures contracts does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $239 million and unrealized capital losses of

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

$239 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2009.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date. The Company’s use of foreign currency forwards does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $19 million and unrealized capital losses of $13 million were recognized during 2009 and 2008, respectively, on these contracts.

Foreign currency futures are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency with a counterparty at a specified exchange rate at a future date. The Company’s use of foreign currency futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $73 million and unrealized capital losses of $73 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no direct positions in these instruments at December 31, 2009.

Short total return swaps are used to mitigate market risk for investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. The Company’s use of total return swaps does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $8 million and unrealized capital losses of $9 million were recognized during 2009 and 2008, respectively, on these contracts.

Short equity index futures are used to mitigate market risk for investments in portfolios of common stock. Short equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract. The Company’s use of short equity index futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $17 million and unrealized capital losses of $17 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2009.

Purchased put options are used to mitigate credit and market risk for investments in debt and equity securities issued by specific entities. Purchased put options provide the Company an option to put a specific security to a counterparty at a specified price at a future date. The Company’s use of purchased put options does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized capital gains or losses were recognized during 2009 or 2008 on these contracts. The Company held no positions in these instruments at December 31, 2009.

Equity collars are used to mitigate market risk for investments in specific common stocks or other equity securities. Equity collars consist of both a purchased put option and a written call option on a specific equity security owned by the Company. The Company’s use of equity collars does

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of less than $1 million and unrealized capital gains of $1 million were recognized during 2009 and 2008, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2009.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in other cases it does not. Credit default swaps that qualify for hedge accounting are reported at amortized cost. Swaps that do not qualify for hedge accounting are reported at fair value. Unrealized capital losses of $22 million and unrealized capital gains of $14 million were recognized during 2009 and 2008, respectively, on contracts that did not qualify for hedge accounting.

Replications:

Long fixed income futures replications are used in conjunction with cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Long fixed income futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $1.7 billion and $3.5 billion during 2009 and 2008, respectively. Realized capital gains of $73 million and $274 million were recognized during 2009 and 2008, respectively, upon termination of these contracts. The Company held no positions in these instruments at December 31, 2009.

Long total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Total return swaps are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $7 million and ($10) million during 2009 and 2008, respectively. Realized capital gains of $72 million and realized capital losses of $143 million were recognized during 2009 and 2008, respectively, on these contracts.

Long equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Long equity index futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $0 and $248 million during 2009 and 2008, respectively. No realized gains or losses were recognized during 2009 on these contracts. Realized capital losses of $87 million were recognized during 2008 upon termination of these contracts. The Company held no positions in these instruments at December 31, 2009.

Fixed income replications are used to replicate a bond investment through the use of cash market

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

instruments combined with written credit derivatives (single-name default swaps or index credit default swaps) and/or interest rate swaps. Fixed income replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was $2 million during both 2009 and 2008. Realized capital gains of $11 million and realized capital losses of $39 million were recognized during 2009 and 2008, respectively, upon termination of these contracts.

The Company writes credit derivatives only for replication purposes and not as a participant in the credit insurance market. Single-name credit default swap (“CDS”) contracts replicate credit exposure to a specific entity and debt issue with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to purchase a notional amount of the reference obligation from the counterparty at par value. The Company is not aware of any credit events on outstanding CDS contracts at December 31, 2009. The maximum amounts that the Company could potentially be required to pay on CDS contracts as of both December 31, 2009 and 2008 was $10 million. The fair value of CDS contracts outstanding as of both December 31, 2009 and 2008 was less than $1 million. Index credit default swap (“CDX”) contracts replicate general corporate credit exposure in either investment-grade or high-yield markets with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to pay to the counterparty an amount equal to the affected entity’s proportion to the overall index applied to the notional amount of the contract. The Company did not have any open positions in CDX contracts as of December 31, 2009 and 2008.

Income Generation Transactions:

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a predetermined price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was ($11) million and ($1) million during 2009 and 2008, respectively. Realized capital losses of $3 million and realized capital gains of $2 million were recognized during 2009 and 2008, respectively, upon termination of these contracts. The Company held no positions in these instruments at December 31, 2009.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Effect on Financial Statements:

The Company’s use of derivatives impacts both the consolidated statement of financial position and the consolidated statement of operations. The effects on the consolidated statement of financial position at December 31, 2009 and 2008 were as follows:

	December 31, 2009			December 31, 2008
	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)

Derivatives designated as hedging instruments:
Interest rate contracts
Interest rate floors	$1,025	$13	$69	$1,175	$17	$130
Interest rate swaps	52	—	11	52	—	17
Swaptions	—	—	—	1,742	53	21
Foreign exchange contracts
Cross currency swaps	807	(86)	(55)	863	9	101
Foreign currency covers	—	—	—	2	—	2
Credit contracts
Credit default swaps	52	—	—	52	—	—

Total derivatives designated as hedging instruments	$1,936	$(73)	$25	$3,886	$79	$271

Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	$150	$—	$(1)	$—	$—	$—
Swaptions	1,871	83	83	—	—	—
Fixed futures	—	—	—	7,274	—	—
Foreign exchange contracts
Foreign currency forwards	595	10	10	92	(8)	(8)
Foreign currency futures	—	—	—	1,299	—	—
Equity contracts
Equity total return swaps	71	1	1	586	(7)	(7)
Equity futures	—	—	—	552	—	—
Equity options	—	—	—	11	1	1
Credit contracts
Credit default swaps	224	(7)	(7)	264	15	15

Total derivatives not designated as hedging instruments	$2,911	$87	$86	$10,078	$1	$1

Total derivatives	$4,847	$14	$111	$13,964	$80	$272

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties, but do provide information regarding the volume of the Company’s derivative activity. The statement value of derivatives is included in other investments in the consolidated statement of financial position.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The effects on the consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007 were as follows:

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2009	2008	2007
		(in millions)

Derivatives in fair value hedging relationships:
Credit contracts
Credit default swaps	Net realized capital gains (losses)	$—	$—	$—

Total derivatives in fair value hedging relationships		$—	$—	$—

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2009	2008	2007
		(in millions)

Derivatives in cash flow hedging relationships:
Interest rate contracts
Interest rate floors	Net realized capital gains (losses)	$—	$—	$—
Interest rate swaps	Net realized capital gains (losses)	—	2	—
Swaptions	Net realized capital gains (losses)	—	—	—
Foreign exchange contracts
Cross currency swaps	Net realized capital gains (losses)	(3)	—	(8)
Foreign currency covers	Net realized capital gains (losses)	—	—	—

Total derivatives in cash flow hedging relationships		$(3)	$2	$(8)

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2009	2008	2007
		(in millions)

Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	Net realized capital gains (losses)	$10	$(35)	$(3)
Swaptions	Net realized capital gains (losses)	—	—	—
Fixed futures	Net realized capital gains (losses)	50	137	(3)
Foreign exchange contracts
Foreign currency forwards	Net realized capital gains (losses)	(9)	131	(180)
Foreign currency futures	Net realized capital gains (losses)	(171)	194	—
Equity contracts
Equity total return swaps	Net realized capital gains (losses)	51	(36)	(28)
Equity futures	Net realized capital gains (losses)	(321)	(58)	(5)
Equity options	Net realized capital gains (losses)	(2)	2	—
Commodity Contracts
Natural gas/crude oil swaps	Net realized capital gains (losses)	—	4	1
Credit contracts
Credit default swaps	Net realized capital gains (losses)	10	11	2

Total derivatives not designated as hedging instruments		$(382)	$350	$(216)

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2009 and 2008 were as follows:

	December 31,
	2009	2008
	(in millions)

Life insurance reserves	$111,534	$105,453
Annuity reserves and deposit liabilities	7,130	6,432
Disability and long-term care unpaid claims and claim reserves	3,938	3,744
Disability and long-term care active life reserves	2,423	2,325

Total reserves for policy benefits	$125,025	$117,954

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.0% to 4.5%. As of December 31, 2009, the Company had $1.2 trillion of total life insurance in-force, including $4 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

As of January 1, 2009, the Company changed the valuation basis for waiver reserves on life insurance. This change decreased the policy benefit reserve for the waiver benefit by $67 million, which was reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009. In addition, the Company implemented the preferred mortality tables associated with the 2001 CSO mortality table for the calculation of life insurance deficiency reserves for term life policies issued in 2008 and 2007, resulting in an $8 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2009 and 2008, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2009	2008
	(in millions)

Subject to discretionary withdrawal
- with market value adjustment	$990	$801
- at book value less surrender charge of 5% or more	420	208
- at book value without adjustment	3,692	3,583
Not subject to discretionary withdrawal	2,028	1,840

Total	$7,130	$6,432

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $3.9 billion and $3.7 billion at December 31, 2009 and 2008, respectively. Changes in these reserves for the years ended December 31, 2009 and 2008 were as follows:

	For the year ended December 31,
	2009	2008
	(in millions)
Balance at January 1	$3,744	$3,612

Incurred related to:
Current year	551	472
Prior years	130	112

Total incurred	681	584

Paid related to:
Current year	(20)	(18)

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Prior years	(467)	(434)

Total paid	(487)	(452)

Balance at December 31	$3,938	$3,744

Changes in reserves for incurred claims related to prior years are generally the result of differences between actual and assumed claim experience.

Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March, 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March, 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2009 and 2008 were as follows:

	December 31, 2009		December 31, 2008
	Gross	Net	Gross	Net
	(in millions)
Ordinary new business	$185	$70	$171	$72
Ordinary renewal	1,850	1,539	1,836	1,547

Total deferred and uncollected premiums	$2,035	$1,609	$2,007	$1,619

7.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2009 and 2008:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	December 31,
	2009	2008
	(in millions)
Subject to discretionary withdrawal	$13,524	$11,047
Not subject to discretionary withdrawal	2,609	2,160
Non-policy liabilities	211	180

Total separate account liabilities	$16,344	$13,387

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. General account reserves for policy benefits included $18 million and $29 million attributable to GMDB at December 31, 2009 and 2008, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.2 billion, $1.4 billion and $1.7 billion during the years ended December 31, 2009, 2008 and 2007, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported as transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,319	$1,619	$1,866
Transfers from separate accounts	(1,359)	(1,721)	(1,382)

Net transfers to (from) separate accounts	$(40)	$(102)	$484

8.	Employee and Financial Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. In addition to these tax-qualified plans, the Company sponsors nonqualified plans, including plans that provide benefits to certain participants in excess of limits set by the Employee Retirement Income Security Act (“ERISA”) for the qualified plans. The Company’s funding policy for the tax qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $70 million and $35 million to the qualified employee retirement plan during the years ended December 31, 2009 and 2008, respectively, and expects to contribute $75 million in 2010.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees contribute a portion of the cost of the health plan. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company.

During 2009, the employee retirement health plan was amended to increase the participant portion of the cost of benefits. The effect of this amendment reduced the December 31, 2009 plan obligation by $5 million and reduced the 2009 expense by $3 million.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Aggregate assets and projected benefit obligations of the defined benefit plans and postretirement benefit plans at December 31, 2009 and 2008, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2009	2008	2009	2008
	(in millions)
Fair value of plan assets at January 1	$1,992	$2,741	$62	$89
Changes in plan assets:
Actual return on plan assets	419	(728)	13	(24)
Company contributions	70	35	—	—
Actual plan benefits paid	(63)	(56)	(6)	(3)

Fair value of plan assets at December 31	$2,418	$1,992	$69	$62

Projected benefit obligation at January 1	$2,368	$2,455	$269	$244
Changes in benefit obligation:
Service cost of benefits earned	83	90	25	29
Interest cost on projected obligations	147	147	16	14
Projected gross plan benefits paid	(73)	(65)	(16)	(14)
Projected Medicare Part D reimbursement	—	—	1	2
Experience losses (gains)	19	(259)	—	(6)
Plan amendments	—	—	(5)	—

Projected benefit obligation at December 31	$2,544	$2,368	$290	$269

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which invests primarily in public common stocks and a diversified mix of corporate, government and mortgage-backed debt securities. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants. See Note 14 for information about the fair values of benefit plan assets within GASA.

While significant exposure to public equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The plans’ target asset allocations and the actual allocation of the fair value of the plans’ ratable share of the GASA by asset class at December 31, 2009 and 2008 were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	Target Allocation	Defined Benefit Plans		Postretirement Benefit Plans
		2009	2008	2009	2008

Bonds	40%	38%	36%	38%	36%
Equity securities	58%	59%	58%	59%	58%
Other investments	2%	3%	6%	3%	6%

Total assets	100%	100%	100%	100%	100%

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future salary increases. This method is consistent with the going concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries with no assumption of future salary increases. The aggregate ABO for the defined benefit plans was $2.2 billion and $2.0 billion at December 31, 2009 and 2008, respectively.

The PBO and ABO amounts above represent the estimated obligations for benefits to vested participants only, as required by the statutory basis of accounting. The additional obligations estimated for participants that have not yet vested in the defined pension plans and the postretirement plans at December 31, 2009 and 2008 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2009	2008	2009	2008
	(in millions)

PBO	$73	$60	$231	$228
ABO	43	35	—	—

The assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2009, 2008 and 2007 and for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2009	2008	2007	2009	2008	2007

Projected benefit obligation:

Discount rate	6.25%	6.25%	6.00%	6.25%	6.25%	6.00%
Annual increase in compensation	3.75%	3.75%	4.50%	3.75%	3.75%	4.50%

Net periodic benefit cost:

Discount rate	6.25%	6.00%	6.00%	6.25%	6.00%	6.00%
Annual increase in compensation	3.75%	4.50%	4.50%	3.75%	4.50%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming a target allocation of plan assets among asset classes, with expected returns by asset class based on long-term historical returns for each asset class. Risk is assessed by evaluating long-term historical standard deviations and correlations between asset classes.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The PBO for postretirement benefits at December 31, 2009 assumed an annual increase in future retiree medical costs of 6.5%, grading down to 5% over three years and remaining level thereafter. At December 31, 2008 the comparable assumption was for an annual increase in future retiree medical costs of 7.0% grading down to 5% over four years and remaining level thereafter. A further increase in the assumed health care cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2009 by $32 million and net periodic postretirement benefit expense for the year ended December 31, 2009 by $6 million. A decrease in the assumed health care cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2009 and net periodic postretirement benefit expense for the year ended December 31, 2009 by the same amounts.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2009 and 2008:

	Defined Benefit Plans		Postretirement Benefit Plans
	2009	2008	2009	2008
	(in millions)
Fair value of plan assets	$2,418	$1,992	$69	$62
Projected benefit obligation	2,544	2,368	290	269

Funded status	(126)	(376)	(221)	(207)

Unrecognized net experience losses	691	986	42	49
Unrecognized prior service cost	—	—	(5)	—
Unrecognized initial net asset	(516)	(544)	—	—
Additional minimum liability	(10)	(9)	—	—
Nonadmitted asset	(493)	(485)	—	—

Net pension liability	$(454)	$(428)	$(184)	$(158)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in estimated benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial asset as a credit to net periodic benefit cost until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This additional liability was $10 million, $9 million and $13 million at December 31, 2009, 2008 and 2007, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statement of financial position.

The components of net periodic benefit cost for the years ended December 31, 2009, 2008 and 2007 were as follows:

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

	Defined Benefit Plans			Postretirement Benefit Plans
	2009	2008	2007	2009	2008	2007
	(in millions)

Components of net periodic benefit cost:

Service cost of benefits earned	$83	$90	$85	$25	$29	$27
Interest cost on projected obligations	147	147	136	16	15	12
Amortization of experience gains and losses	61	4	4	2	—	1
Amortization of initial net asset	(28)	—	—	—	—	—
Expected return on plan assets	(160)	(218)	(202)	(5)	(7)	(7)

Net periodic benefit cost	$103	$23	$23	$38	$37	$33

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2010 through 2019 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)

2010	$88	$17
2011	97	19
2012	107	22
2013	119	23
2014	131	26
2015-2019	896	174

Total	$1,438	$281

The Company also sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2009, 2008 and 2007 the Company expensed total contributions to these plans of $30 million, $29 million and $28 million, respectively. The Company also sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002, but has maintained the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2009 and 2008 were reported net of ceded reserves of $1.7 billion and $1.6 billion, respectively.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)

Direct premium revenue	$13,910	$14,356	$14,007
Premiums ceded	(848)	(805)	(765)

Net premium revenue	$13,062	$13,551	$13,242

Direct benefit expense	$14,458	$15,027	$14,518
Benefits ceded	(513)	(567)	(586)

Net benefit expense	$13,945	$14,460	$13,932

In addition, the Company received $194 million, $184 million and $182 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2009, 2008 and 2007, respectively. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this risk by dealing only with reinsurers that meet its financial strength standards, while adhering to concentration limits that would limit losses in the event of one or more reinsurer failures. Most significant reinsurance treaties contain financial protection provisions should a reinsurer’s credit rating fall below a prescribed level. There were no reinsurance recoverables at December 31, 2009 and 2008 that were considered by management to be uncollectible.

Subsequent to December 31, 2009, the Company agreed to recapture previously ceded long-term care insurance business from two unaffiliated reinsurers. The expected impact on the Company’s 2010 financial statements from these recapture transactions will be to increase investments and policy benefit reserves by $68 million and $100 million, respectively, with a resulting decrease in net income and surplus of $32 million at December 31, 2010 and for the year then ended. This financial statement impact represents the net compensation paid to these reinsurers upon recapture to forego expected future profits on the related long-term care insurance business.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Investment Management Company, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	JYD Assets, LLC
NM Pebble Valley, LLC	NM GP Holdings, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined under written tax-sharing agreements.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The major components of current income tax expense in the consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007 were as follows:

	For the year ended December 31,
	2009	2008	2007
	(in millions)
Tax payable on ordinary income	$52	$97	$50
Tax credits	(43)	(122)	(110)
Increase (decrease) in contingent tax liabilities	33	(279)	81

Total current tax expense (benefit)	$42	$(304)	$21

The Company’s taxable income can vary significantly from gain from operations before taxes reported in the consolidated statement of operations due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting. The Company’s financial statement effective tax rates were 9%, 91% and 16% for the years ended December 31, 2009, 2008 and 2007, respectively.

The effective tax rate is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, changes in non-admitted deferred tax assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company received federal tax refunds from the IRS of $454 million during the year ended December 31, 2009 and made payments to the IRS for federal income taxes of $72 million and $252 million during the years ended December 31, 2008 and 2007, respectively. Income taxes paid in 2009 and prior years of $989 million are available at December 31, 2009 for refund claims in the event of future tax losses. Due to limitations on the utilization of tax credits a significant portion of the tax credits available in 2009 were not utilized. Tax credit carryforwards at December 31, 2009 were $79 million.

Federal income tax returns for 2005 and prior years are closed as to further assessment of tax. Income taxes recoverable or payable in the consolidated statement of financial position represents taxes recoverable or payable at the respective reporting date, adjusted for an estimate of additional taxes that may become due with respect to tax years that remained open to examination by the IRS at the respective reporting date (“contingent tax liabilities”).
Changes in the amount of contingent tax liabilities for the year ended December 31, 2009 were as follows (in millions):

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Balance at January 1, 2009	$385

Additions based on tax positions related to the current year	—
Additions for tax positions of prior years	33
Reductions for tax positions of prior years	—

Balance at December 31, 2009	$418

Included in the balance at December 31, 2009 are $364 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods.

The Company recognizes interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2009, 2008 and 2007, the Company recognized $19 million, $(38) million and $34 million, respectively, in interest-related expense (benefit). The Company had $55 million and $35 million accrued for the payment of interest at December 31, 2009 and 2008, respectively.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2009 and 2008 were as follows:

	December 31,
	2009	2008	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$955	$925	$30
Investments	226	440	(214)
Policy benefit liabilities	1,645	1,645	—
Benefit plan obligations	495	444	51
Guaranty fund assessments	11	11	—
Nonadmitted assets	69	75	(6)
Other	159	111	48
Valuation adjustment	—	—	—

Adjusted gross deferred tax assets:	3,560	3,651	(91)

Nonadmitted deferred tax assets:	—	(74)	74

Admitted adjusted deferred tax assets	3,560	3,577	(17)

Deferred tax liabilities:
Premiums and other receivables	603	591	12
Investments	590	284	306
Other	8	6	2

Gross deferred tax liabilities	1,201	881	320

Net admitted adjusted gross deferred tax assets	$2,359	$2,696	$(337)

Adjusted gross deferred tax assets at December 31, 2009 included $3.4 billion of temporary differences that were ordinary in nature and $0.2 billion of temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2009 included $0.9 billion of temporary differences that were ordinary in nature and $0.3 billion of temporary differences that were capital in nature.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback and carryforward capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus.

On December 7, 2009, the NAIC adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10 (“SSAP 10R”) effective for

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

the years ending December 31, 2009 and 2010. SSAP 10R amends the calculation of admitted deferred tax assets (“DTA”) by extending the reversal period for carryforward of temporary differences from one year to three years and increasing the level of surplus limitation from 10% to 15%, provided the entity meets a minimum risk-based capital (“RBC”) level of 250%. Entities that do not meet that minimum RBC level must calculate their admitted DTA using the statutory guidance previously in effect. At December 31, 2009, the Company exceeded the minimum RBC level required to use the SSAP 10R DTA admissibility methodology.

SSAP 10R further requires that gross DTAs be reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion or all of the DTAs will not be realized. In management’s judgment, the Company’s gross deferred tax assets will likely be realized. Accordingly, no statutory valuation allowance has been recorded. At December 31, 2009, the Company’s gross deferred tax assets did not exceed the limit allowed under SSAP 10R. If the Company had not qualified to use the SSAP 10R DTA admissibility methodology, the Company’s gross deferred tax assets at December 31, 2009 would have exceeded the previous SSAP 10 limit by $544 million, which would have reduced surplus in the consolidated statement of financial position by $544 million at December 31, 2009, compared to the result under SSAP 10R. Of this amount, $544 million is ordinary in nature.

At December 31, 2008, the Company adopted a permitted practice related to the valuation of its net deferred tax assets. This permitted practice, which was effective through September 30, 2009, differed from the NAIC Accounting Practices and Procedures Manual in that it extended the reversal period for carryforward of temporary differences in Statement of Statutory Accounting Principles No. 10, Accounting for Income Taxes (“SSAP 10”), from one year to three years and increased the level of surplus limitation from 10% to 15%.

At December 31, 2008, the Company’s gross deferred tax assets exceeded this permitted practice limit by $74 million. If the Company had not received permission for this alternative accounting treatment, the Company’s gross deferred tax assets at December 31, 2008 would have exceeded the SSAP 10 limit by $844 million, which would have reduced surplus in the consolidated statement of financial position by $770 million at December 31, 2008 compared to the result under the permitted practice.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Significant components of the calculation of admitted deferred tax assets under SSAP 10R at December 31, 2009 were as follows:

	Ordinary	Capital	Total
	(in millions)
One year Reversal and 10% Surplus Limit:
Federal taxes recoverable from taxes paid in prior years	$894	$71	$965
DTA’s expected to be realized within one year	—	849	849
Remaining DTA’s to be offset against DTL’s	146	1,054	1,200

Three Year Reversal and 15% Surplus Limit:
Federal taxes recoverable from taxes paid in prior years	819	146	965
DTA’s expected to be realized within three years	—	1,466	1,466
Remaining DTA’s to be offset against DTL’s	71	1,058	1,129

Increased Amounts From Use of Three year Reversal and 15% Surplus Limit:
Deferred tax assets	—	—	—
Admitted assets	544	—	544
Surplus	544	—	544

Stautory Capital and Surplus:
10 percent of statutory capital and surplus			977
15 percent of statutory capital and surplus			1,466

Risk based Capital levels:
Total adjusted capital			16,611
Authorized control level			1,810

11.	Frank Russell Company

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in over 40 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

At the time of acquisition, the Company received permission from the OCI for a permitted practice regarding the valuation of its equity investment in Russell, whereby all GAAP acquisition goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, was charged off from the statutory cost basis of the acquisition as a direct reduction of Company surplus. During 2008, the Company received permission from the OCI to amend the original permitted practice to be in accordance with Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), using the statutory equity method based on Russell’s audited GAAP book equity, exclusive of any adjustment for Russell’s GAAP goodwill as would otherwise be required by SSAP 97. This new permitted practice was adopted as a change in accounting principle effective January 1, 2008 and resulted in an $829 million direct increase to surplus during the year ended December 31, 2008. At December 31, 2009 and 2008, the Company’s investment in Russell common stock was reported in common and preferred stocks in

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

the consolidated statement of financial position at $154 million and $67 million, respectively, compared with a fair value estimated by the Company of approximately $1.7 billion and $1 billion, respectively.

If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statement of financial position would have been lower by $746 million and $730 million at December 31, 2009 and December 31, 2008, respectively, and net income as reported in the consolidated statement of operations would have been lower by $16 million, $63 million and $63 million for the years ended December 31, 2009, 2008 and 2007, respectively.

During 2007, the Company received common stock dividends from Russell in the amount of $56 million, which was included in net investment income in the consolidated statement of operations. No common stock dividends were received from Russell during 2009 or 2008.

In July 2008, a subsidiary of the Company sold common stock representing a 5% ownership interest in Russell to a third party, resulting in an after-tax gain that was reported as an unrealized capital gain in 2008 pending distribution of the net proceeds to the Company by the subsidiary. Those proceeds were received by the Company in 2009, and are reported in net investment income in the consolidated statement of operations for the year then ended.

In conjunction with the financing of the Russell acquisition in 1999, the Company guaranteed the repayment of $350 million of senior notes issued to third parties by Russell. During December 2008, the Company purchased, at par, perpetual senior preferred stock issued by Russell in the amount of $350 million. Russell used the proceeds of the senior preferred stock issuance to retire the senior notes upon their maturity on January 15, 2009. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.0%, payable semi-annually. The Company earned $27 million in dividends on senior preferred stock during 2009.

During 2008, Russell entered into capital support agreements with money market funds it sponsors in order to assure the realizable value of $764 million of Lehman Brothers Holdings Inc. securities held by the funds. The Company guaranteed Russell’s obligations under those agreements. The Company subsequently entered into a loan agreement with Russell under which Russell could borrow up to $764 million to purchase the Lehman securities or to otherwise meet its obligations to the funds under the capital support agreements. The loan bore interest at prime plus 2% and had a term of three years. At December 31, 2008, there was no outstanding balance under this loan agreement. On January 12, 2009, the loan agreement was terminated, and the Company entered into an agreement to purchase, at par, up to $764 million of perpetual junior preferred stock and warrants issued by Russell. The junior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 10.0%, payable semi-annually. The Company purchased $519 million of junior preferred stock and warrants under this agreement during 2009, with the proceeds used by Russell to fulfill obligations to its sponsored funds under the capital support agreements.

During 2009, Russell redeemed $24 million of junior preferred stock and cancelled related warrants under this agreement leaving $495 million of junior preferred stock and warrants outstanding at December 31, 2009. As of December 31, 2009, the Company held 39 million warrants which are subject to cancellation upon the redemption of junior preferred stock under certain circumstances. The warrants, which have exercise prices ranging from $5.33 to $6.43,

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

would increase the Company’s ownership interest in Russell from approximately 93% to 94% if exercised prior to potential cancellation or further dilution as a result of outstanding options related to Russell’s incentive compensation plans. The Company utilized the Black-Scholes model to value warrants held at December 31, 2009. Russell continues to support the value of up to $245 million of Lehman Brothers Holdings Inc. securities held by its sponsored funds, and the Company remains committed to purchase up to that amount of junior preferred stock and warrants issued by Russell to fund this obligation. The Company earned $17 million in dividends on junior preferred stock during 2009.

During 2008, the Company purchased $654 million of short-term notes issued by third parties from money market funds sponsored by Russell. These notes were purchased at amortized cost, which approximated fair value, and had varying interest rates and maturity dates. The securities have all reached maturity during 2009 and have been repaid. The Company held $342 million of these notes at December 31, 2008, which were reported at amortized cost and included in cash and temporary investments in the consolidated statement of financial position.

The Company also invested in other notes issued by Russell, which bear interest at rates from 6.1% to 7.0% and mature in 2014. The Company held $180 million at each of December 31, 2009 and 2008, of other notes issued by Russell, which are reported at amortized cost and included in bonds in the consolidated statement of financial position.

During 2009, Russell entered into a revolving line of credit of up to $250 million, which was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2009. During 2009, the Company received a payment of $2.5 million from Russell related to the guarantee of this credit facility. Russell’s borrowings under these facilities were $180 million and $233 million at December 31, 2009 and 2008, respectively.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2009 and 2008 were as follows:

	December 31,
	2009	2008
	(in millions)
Common stock	$154	$67
Fixed income notes	180	180
Senior preferred stock	350	350
Junior preferred stock	425	—
Warrants	70	—

Total	$1,179	$597

On February 10, 2010, Russell and the Company entered into an agreement to sell Russell’s private equity business, which is expected to result in an after tax gain to Russell of approximately $365 million which will be reported as an unrealized gain in the Company’s 2010 consolidated statement of changes in surplus. The after tax proceeds of the sale are expected to be used by Russell to retire the fixed income notes issued by Russell to the Company with the remainder being used to retire junior preferred stock and warrants.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

12.	Contingencies and Guarantees

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The terms of these guarantees range from less than one year to 39 years at December 31, 2009. If these affiliates or financial representatives are not able to meet their obligations, the Company would be required to make payments to fulfill its guarantees. The maximum aggregate exposure under these guarantees was $491 million at December 31, 2009. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments in the normal course of business. These commitments aggregated to $3.1 billion at December 31, 2009 and were extended at market rates and terms.

The Company is engaged in various legal actions in the course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2009 and 2008.

Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses having a material effect on the Company’s financial position at December 31, 2009.

13.	Related Party Transactions

During each of 2009 and 2008, the Company transferred certain investments from its general account to unconsolidated subsidiaries as capital contributions. The aggregate statement value and fair value of investments transferred during 2009 was $135 million and $139 million, respectively. The aggregate statement value and fair value of investments transferred during 2008 was $102 million and $449 million, respectively. These capital contributions were accounted for at statement value, and no capital gain or loss was reported by the Company or its subsidiaries as a result of these transfers.

During March 2006, the Company completed a reorganization transaction whereby the Mason Street Funds, a family of mutual funds sponsored and managed by a subsidiary of the Company, were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Under the terms of the reorganization transaction, the remaining Mason Street Fund shares owned by the Company and its subsidiaries, with an aggregate fair value of $970 million, were exchanged for mutual fund shares in the successor funds of equal fair value. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their investment in the successor funds for a period of up to three years after the reorganization transaction. During 2009 the Company and its subsidiaries redeemed all of the remaining mutual fund shares in the successor funds with realized capital losses of $83 million and unrealized

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

capital losses of $100 million, respectively, reported by the Company on these redemptions. During 2008 the Company and its subsidiaries redeemed $258 million and $40 million, respectively, of mutual fund shares in the successor funds with net realized capital gains of $27 million and unrealized capital losses of $14 million reported by the Company on these redemptions. The Company held shares in the successor funds with aggregate fair values of $376 million at December 31, 2008, which were included in common stocks in the consolidated statement of financial position. At December 31, 2008, the Company’s unconsolidated subsidiaries held additional shares in the successor funds with aggregate fair values of $162 million.

14.	Fair Value of Financial Instruments

The fair value of an asset or liability is the amount at which the asset or liability could be purchased or sold in a current transaction between willing parties, other than in a forced sale or liquidation situation.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The fair value of investment assets and certain policy liabilities at December 31, 2009 and 2008 were as follows:

	December 31, 2009		December 31, 2008
	Statement Value	Fair Value	Statement Value	Fair Value
Assets:
Bonds	$91,004	$92,568	$79,314	$74,736
Mortgage loans	21,024	19,847	21,677	18,620
Policy loans	13,717	13,717	12,884	12,884
Common and preferred stocks	5,918	7,499	5,744	6,646
Real estate	1,582	1,893	1,528	2,402
Other investments	8,587	9,320	9,185	10,624
Cash and temporary investments	2,610	2,610	4,807	4,807

Total investments	$144,442	$147,454	$135,139	$130,719

Liabilities:
Investment-type insurance reserves	$5,078	$4,714	$4,563	$4,226

The statutory basis of accounting allows for the fair value disclosures for bonds and certain preferred stocks, as well as statement value for common stocks and certain preferred stocks, be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models.

At December 31, 2009, the fair value of bonds were generally based on independent pricing services or internally developed pricing models based on observable market data, the fair value of public common and preferred stocks were generally based on quoted market prices and the fair value of private equity securities were generally based on internally developed pricing models utilizing inputs such as public company comparables, sponsor values, and discounted cash flows. At December 31, 2008, the fair value of bonds, common and preferred stocks and other equity securities were generally based on values published by the SVO or quoted market prices of identical or similar securities when no SVO value is available. When SVO-published values or quoted market prices were not used, fair value was estimated using independent pricing services or internally developed pricing models. The fair value of the Company’s investment in Russell common stock is estimated using a multiple, reflective of comparable public companies, of Russell’s earnings before interest, taxes, depreciation and amortization, adjusted for debt and the Company’s holdings in Russell preferred stock. See Note 11 regarding the statement value of the Company’s investment in Russell common stock. The fair value of mortgage loans is based on estimated future cash flows discounted using market interest rates for debt with comparable credit risk and maturities. The fair value of real estate is based primarily on estimated future cash flows discounted using market interest or capitalization rates. The fair value of policy loans is based on unpaid principal balance, which approximates fair value. Other investments include: real estate joint ventures, for which fair value is based on estimated future cash flows discounted using market interest rates; other joint ventures and partnerships, for which statement value approximates fair value; investments in low income housing tax credits, for which fair value is based on estimated future tax benefits discounted using market interest rates, and derivatives, for which fair value is based on quoted market prices, where available, or third party and internally developed pricing models.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

Investment-type insurance reserves only include individual fixed annuity policies, supplementary contracts without life contingencies and amounts left on deposit with the Company. The fair value of investment-type insurance reserves is based on estimated future cash flows discounted at market interest rates for similar instruments with comparable maturities.

The statutory basis of accounting requires that certain bonds and preferred stocks, most common stocks, certain derivative instruments and most separate account assets be reported at fair value. Estimates of fair value can be categorized into three levels based on the nature of the inputs to the valuation estimates:

Level 1 – Fair value is based on quoted prices for identical assets or liabilities in active markets that are accessible to the Company.

Level 2 – Fair value is based on observable market data such as quoted prices for similar assets in active markets or quoted prices for identical or similar assets in non-active markets.

Level 3 – Fair value is estimated by the Company using one or more significant unobservable inputs.

The table below presents the common stocks and separate account assets reported at fair value in the consolidated statement of financial position, in aggregate, as of December 31, 2009. The statement value of bonds rated “6” by the NAIC and preferred stocks rated “4”, “5” and “6” by the NAIC, which are reported at the lower of amortized cost or fair value, and the statement value of derivatives reported at fair value as of December 31, 2009 are considered immaterial for the purpose of this disclosure and are thereby not included below.

Investments in unconsolidated subsidiaries are excluded from common stocks reported at fair value, as they are reported using the equity method.

	December 31, 2009
	Level 1	Level 2	Level 3	Total
	(in millions)
General account common stocks	$3,960	$—	$664	$4,624
Separate accounts:
Mutual fund investments	13,774	—	—	13,774
Other benefit plan assets	11	8	1	20
Pension and postretirement assets:
Bonds	4	951	11	966
Public and private equities	1,184	—	13	1,197
Preferred stock	—	3	2	5
Cash and Short term securities	192	—	—	192
Other asset/liabilities	(18)	(11)	156	127

Subtotal pension and postretirement assets	1,362	943	182	2,487

Total	$19,107	$951	$847	$20,905

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2009, 2008 and 2007

The following table summarizes the changes in fair value of assets utilizing Level 3 inputs for the year ended December 31, 2009.

	For the year ended December 31, 2009
	Fair value, beginning of period	Realized investment gains/(losses)	Unrealized gains/(losses)	Purchases, sales, settlements	Transfers into/out of Level 3	Fair value, end of period
	(in millions)
General account common stocks	$1,064	$(22)	$86	$(73)	$(391)	$664
Separate accounts:
Other benefit plan assets	1	—	—	—	—	1
Pension and postretirement assets:
Bonds	3	—	—	(5)	13	11
Public and private equities	14	1	(1)	—	(1)	13
Preferred stock	2	—	—	—	—	2
Other asset/liabilities	153	(4)	(4)	11	—	156

Subtotal pension and postretirement assets	172	(3)	(5)	6	12	182

Total	$1,237	$(25)	$81	$(67)	$(379)	$847

PRICEWATERHOUSECOOPERS

PricewaterhouseCoopers LLP 100 E. Wisconsin Ave., Suite 1800 Milwaukee, WI 53202 Telephone (414) 212 1600 Facsimile (414) 212 1880

Report of Independent Auditors

To the Board of Trustees and Policyowners of

The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statements of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”) as of December 31, 2009 and 2008, and the related consolidated statutory statements of operations, of changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2009 and 2008 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2009.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2009 and 2008, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, on the basis of accounting described in Note 1.

/s/PRICEWATERHOUSECOOPERS LLP

February 15, 2010